IOTA SPECTRUM PARTNERS, LP

An Arizona Limited Partnership

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

Dated as of November 5, 2019

THE PARTNERSHIP INTERESTS CREATED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH ACT AND SUCH OTHER APPLICABLE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, SUCH INTERESTS MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR ENCUMBERED, IN WHOLE OR IN PART, EXCEPT AS PROVIDED IN ARTICLE 9 OF THIS AGREEMENT. ACCORDINGLY, (A) SUCH INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY, AS THEY WILL BE SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFERABILITY, AND (B) THE HOLDERS OF SUCH INTERESTS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF THEIR RESPECTIVE INVESTMENTS IN SUCH INTERESTS FOR AN INDEFINITE PERIOD OF TIME.

TABLE OF CONTENTS

Page

ARTICLE 1 DEFINED TERMS		1
1.1	Certain Definitions	1
1.2	Certain Conventions	1
ARTICLE 2 THE PARTNERSHIP		2
2.1	Formation	2
2.2	Name and Principal Office	2
2.3	Registered Office and Agent for Service of Process	2
2.4	Purpose	2
2.5	Powers	2
2.6	Term	3
2.7	Filings	3
2.8	Title to Partnership Assets	3
ARTICLE 3 MANAGEMENT AND OPERATION OF THE PARTNERSHIP		3
3.1	Management of the Partnership	3
3.2	Special Approval Rights of the Limited Partners	6
3.3	Tax Matters	7
3.4	Limited Partnership Status	8
3.5	Expenses of the Partnership	8
3.6	Borrowings	10
ARTICLE 4 OTHER ACTIVITIES; CONFLICTS OF INTEREST; Standards of conduct		11
4.1	Transactions with Affiliates	11
4.2	Other Activities	11
4.3	Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties	12
4.4	Advisors	14
ARTICLE 5 CONTRIBUTIONS; ADMISSION OF PARTNERS		14
5.1	Initial Contributions; Use of Proceeds; Names and Addresses; Manner of Payment	14
5.2	Additional Contributions	15
5.3	Limited Liability	16
5.4	No Control of the Partnership	16
5.5	No Interest or Withdrawal	16
5.6	Legal Limitations	16

ARTICLE 6 PROCEEDS; DISTRIBUTIONS; WITHHOLDING 17
6.1 Proceeds 17
6.2 Limitations on Distributions 19
6.3 Withdrawal of Capital 19
ARTICLE 7 CAPITAL ACCOUNTS; ADJUSTMENTS TO CAPITAL ACCOUNTS 19
7.1 Capital Accounts 19
ARTICLE 8 ALLOCATIONS 21
8.1 Allocations in General 21
8.2 Allocations to Give Economic Effect 21
8.3 Allocation of Income and Loss 22
8.4 Adjustments to Reflect Changes in Interests 22
8.5 Allocations of Taxable Income and Loss; Partnership for Tax Purposes 22
ARTICLE 9 TRANSFERS OF INTEREST; LIMITATIONS 23
9.1 Prohibition 23
9.2 Restrictions on Transfer 24
9.3 Substitute Partners 25
9.4 Death, Bankruptcy, Dissolution or Incapacity of a Partner 26
9.5 Multiple Ownership 26
9.6 Drag-Along Rights 26
9.7 Tag-Along Rights 29
ARTICLE 10 REDEMPTIONS 31
10.1 No Voluntary Redemptions of Interests 31
10.2 Involuntary Redemptions of Interests 31
10.3 Payments in Connection with Involuntary Acquisitions 33
10.4 Effects of Redemption 33
10.5 Effect of Partnership Dissolution 34
10.6 Transfers 34
ARTICLE 11 INDEMNIFICATION AND LIABILITY 34
11.1 Liability of Covered Persons 34
11.2 Indemnification of Covered Persons 35
11.3 Indemnification by Partners 37
11.4 Limitation by Law 37
11.5 Amendments 37
ARTICLE 12 RECORDS AND ACCOUNTING; REPORTS 37

12.1 Records and Accounting 37
12.2 Reports 38
ARTICLE 13 DISSOLUTION AND TERMINATION OF THE PARTNERSHIP 39
13.1 Events Causing Dissolution 39
13.2 No Other Dissolution 40
13.3 Liquidator 40
13.4 Liquidation 40
13.5 Certificate of Cancellation 41
13.6 Expenses of Liquidator 41
13.7 Duration of Liquidation 42
13.8 Return of Contributions 42
13.9 Capital Account Restoration 42
13.10 Duty of Care 42
ARTICLE 14 GENERAL PROVISIONS 42
14.1 Amendments 42
14.2 Notices 43
14.3 Power of Attorney 43
14.4 Binding Effect 45
14.5 Counterparts 45
14.6 Governing Law 45
14.7 Additional Documents 45
14.8 Severability 45
14.9 Entire Agreement 45
14.10 Waiver of Partition 45
14.11 Section Headings 45
14.14 Arbitration 46

Appendix I Defined Terms
Schedule A Partners, Contributions, Units and Unit Percentages

Exhibit A Administrative Expenses Agreement
Exhibit B Contribution and Exchange Agreement
Exhibit C License Application and Construction Services Agreement
Exhibit D Master Lease Agreement
Exhibit E Subscription Agreement

AMENDED AND RESTATED

LIMITED PARTNERSHIP AGREEMENT

OF

IOTA SPECTRUM PARTNERS, LP

THIS AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT (this "**Agreement**") of IOTA SPECTRUM PARTNERS, LP (the "**Partnership**"), dated as of November 5, 2019 (the "**Effective Date**"), by and among IOTA SPECTRUM HOLDINGS, LLC, an Arizona limited liability company, as the General Partner, Rob Somers, Esq., as initial limited partner (the "Initial Limited Partner"), and the Persons listed on Schedule A hereto, as such Schedule may be amended from time to time, as Limited Partners.

WITNESSETH:

WHEREAS, the Partnership, the General Partner and the Initial Limited Partner entered into that certain Limited Partnership Agreement, dated as of May 20, 2019 (the "**Original Agreement**");

WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety in order to (a) permit the withdrawal of the Initial Limited Partner and the admission of the Limited Partners that are Original Partners and (b) provide that the Partnership will be governed by the terms and provisions set forth below.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to amend and restate the Original Agreement to read in its entirety as follows:

In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

ARTICLE 1

DEFINED TERMS

1.1 **Certain Definitions**. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in Appendix I.

1.2 **Certain Conventions**. As used in this Agreement, unless the context otherwise requires, (a) words of any gender shall be deemed to include each other gender, (b) words using the singular or plural number also include the plural or singular number, respectively, (c) the terms "hereof," "herein," "hereby" and "hereunder," and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section or provision, and (d) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation."

ARTICLE 2

THE PARTNERSHIP

2.1 **Formation**. The Partnership was formed as a limited partnership by the filing of the Certificate with the Arizona Secretary of State, and is and shall be governed by the Arizona Act, as modified by the terms and conditions set forth in this Agreement. Except as provided in this Agreement, the rights, powers, duties, obligations and liabilities of the Partners (in their respective capacities as such) shall be determined pursuant to the Arizona Act and this Agreement. To the extent that any of the rights, powers, duties, obligations or liabilities of any Partner (in its capacity as such) is different by reason of any provision of this Agreement than it would be in the absence of such provision, this Agreement shall control to the extent permitted by the Arizona Act.

2.2 **Name and Principal Office**. The name of the Partnership shall be "IOTA SPECTRUM PARTNERS, LP", and all business of the Partnership shall be conducted in that name or in such other names that comply with applicable law as the General Partner may select in its sole discretion from time to time. The General Partner may amend this Agreement and the Certificate to effect such name change. The principal office of the Partnership shall be at 2111 E. Highland Avenue, Suite 305, Phoenix, Arizona 85016, or at such other place as the General Partner may designate from time to time with written notice given to the Partners of such designation. The Partnership may also maintain such other offices at such other places as the General Partner may deem advisable.

2.3 **Registered Office and Agent for Service of Process**. Subject to the next succeeding sentence, the address of the Partnership's registered office in the State of Arizona shall be 2111 E. Highland Avenue, Suite 305, Phoenix, Arizona 85016, and its registered agent for service of process in the State of Arizona at such address shall be Rob Somers, Esq. The General Partner may change the location of the registered office of the Partnership to such other location, and may change the Partnership's registered agent for service of process to such other person, as the General Partner may specify from time to time in a written notice to the Limited Partners.

2.4 **Purpose**. The purposes of the Partnership are to (a) acquire, hold, dispose of and otherwise effect transactions of any kind with respect to, FCC Licenses, (b) exercise all rights, powers and incidents of ownership in respect of FCC Licenses acquired by the Partnership, in each case as determined by the General Partner in its sole discretion, (c) raise capital (whether in the form of equity or debt) for the purpose of acquiring additional FCC Licenses, financing the development of the Partnership's business and for general working capital purposes, and (d) engage in any and all lawful activities permitted under the Arizona Act that are incidental to or in furtherance of the foregoing purposes. To the fullest extent permitted by applicable law, the General Partner shall have no duty or obligation to propose or approve, and may, in its sole discretion, decline to propose or approve, the conduct by the Partnership of any business.

2.5 **Powers**. Except as otherwise expressly provided in this Agreement, the Partnership shall have all of the powers and rights conferred on limited partnerships organized under the Arizona Act and shall have the power and authority to take all actions deemed necessary, appropriate or advisable by the General Partner in furtherance of the Partnership's purposes and for the protection and benefit of the Partnership.

2.6 **Term**. The term of the Partnership commenced upon the filing of the Certificate as described in Section 2.7 and shall continue perpetually, unless the Partnership is dissolved in accordance with the provisions of this Agreement. The existence of the Partnership as a separate legal entity shall continue until the cancellation of the Certificate in the manner provided in the Arizona Act.

2.7 **Filings**. The Certificate was filed as required by and in conformance with Section 29-308 of the Arizona Act on or about April 25, 2019. The General Partner shall further cause to be executed, filed and recorded and shall cause to be published, if required by applicable law, such other certificates or other instruments as it determines to be necessary or appropriate under the applicable law of any state in which the Partnership does business.

2.8 **Title to Partnership Assets**. Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership's assets may be held in the name of the Partnership, the General Partner or one or more of its Affiliates, or one or more nominees, as the General Partner may determine. The General Partner hereby represents and confirms that any Partnership assets for which record title is at any time held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable following the acquisition of such assets. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held.

ARTICLE 3

MANAGEMENT AND OPERATION OF THE PARTNERSHIP

3.1 **Management of the Partnership**.

(a) Except as otherwise expressly provided in this Agreement, the General Partner shall have full and exclusive right, power and authority to manage and conduct the business, property and affairs of the Partnership, and the Limited Partners shall have no control of the management of the Partnership and shall have no rights or powers to carry on the affairs of the Partnership. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner is hereby authorized and empowered, on behalf and in the name of the Partnership, to (i) carry out the purposes of the Partnership and (ii) do all acts and things, including to enter into and perform all contracts, agreements and other undertakings, that the General Partner may in its sole discretion deem to be necessary, appropriate or advisable in furtherance of the purposes of the Partnership. All determinations made and actions

taken by the General Partner pursuant to the provisions of this Agreement shall be binding on and conclusive as to all of the Partners.

(b) Without limiting the foregoing general powers, and except as otherwise expressly provided in this Agreement, including Section 3.2, and Article 13, the General Partner is hereby authorized and empowered, on behalf and in the name of the Partnership, without the consent of any Limited Partner, to:

(i) market and sell additional LP Units;

(ii) acquire additional FCC Licenses and arrange for related network construction and maintenance through the License Application and Construction Services Agreement;

(iii) monetize the FCC Licenses (whether through the Master Lease Agreement, the sale or other disposition of all or any portion of the FCC Licenses, or otherwise);

(iv) make any expenditures, lend or borrow any money, assume or guarantee, or otherwise enter into contracts for, indebtedness and other liabilities, issue evidences of indebtedness, including indebtedness that is convertible or exchangeable into LP Units, and incur any other obligations;

(v) make any tax, regulatory and other filings, or render periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(vi) acquire Partnership assets and dispose of, mortgage, pledge, encumber, hypothecate or exchange any or all of the assets of the Partnership; and cause the Partnership to enter in to any merger or other combination with or into another Person;

(vii) use the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including financing the conduct of operations of the Partnership; lending funds to other Persons (including other Iota Group Members); and guaranteeing of obligations of Iota Networks;

(viii) negotiate, execute, perform and terminate any contracts, undertakings, conveyances or other agreements or instruments (including agreements or instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the counterparty having no recourse against the General Partner or its assets, even if the same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case), and, in each case, amend, supplement, modify or waive compliance with any of the terms thereof, that the General Partner determines to be necessary, appropriate or advisable in connection with the acquisition, possession or disposition of the FCC Licenses or otherwise in furtherance of the purposes of the Partnership;

(ix) make distributions of Partnership cash;

(x) select, employ, retain, terminate and/or dismiss, as applicable, employees (including employees having titles such as "chief executive officer," "president," "chief financial officer," "general counsel," "vice president," "secretary" and "treasurer"), agents, outside attorneys, accountants, consultants, other professional advisors and contractors and determine the terms of their compensation, retention or termination, as applicable, on such terms and conditions as the General Partner determines to be appropriate or advisable;

(xi) purchase and maintain insurance for the benefit of the Partnership, the General Partner and the other Covered Persons, including such liability, casualty and other insurance as the General Partner determines to be necessary, appropriate or advisable for the protection of the business and assets of the Partnership or for any other purpose beneficial to the Partnership;

(xii) form or acquire an interest in, and contribute property and make loans to, any other limited or general partnerships, joint ventures, corporations, limited liability companies or other Persons (including the acquisition of interests in, and contributions of property to, any Iota Group Member from time to time);

(xiii) indemnify any Person against liabilities and contingencies to the extent permitted by law;

(xiv) issue derivative instruments, subject to the restrictions set forth in this Agreement;

(xv) enter into any agreement with the General Partner or any Affiliate of the General Partner, including the Administrative Expenses Agreement and any agreement to obtain services from an Iota Group Member;

(xvi) execute all other instruments and documents of any kind that the General Partner determines to be necessary, appropriate or advisable in connection with the business of the Partnership;

(xvii) pay or cause to be paid all Partnership Expenses required to be borne by the Partnership pursuant to this Agreement, including amounts payable in respect of the Partnership's indemnification obligations under Article 11, and establish such reserves as the General Partner determines to be necessary, appropriate or advisable for estimated accrued Partnership Expenses and unknown, unfixed or contingent liabilities of the Partnership;

(xviii) cause the Partnership to effect such redemptions of Interests pursuant to Section 10.2 as the General Partner determines to be necessary, appropriate or advisable;

(xix) propose and, to the extent permitted by Section 14.1, effect amendments to this Agreement;

(xx) make elections under the Code as to the treatment of items of Partnership income, gain, loss, expense, deduction and credit and other relevant matters;

(xxi) defend, institute and settle or compromise legal proceedings (including arbitration and other alternative dispute resolution proceedings) against or by the Partnership, as the case may be, and give releases and discharges with respect thereto;

(xxii) determine the accounting methods and conventions to be used in the preparation of any accounting or financial records of the Partnership; and

(xxiii) do all other acts and things which the General Partner determines to be necessary, appropriate or advisable in connection with the foregoing or otherwise in furtherance of the purposes of the Partnership.

(c) The General Partner may delegate to any Person or Persons all or any of the powers, rights and privileges vested in it by this Section 3.1 or Section 3.3, and any such delegation may be made upon such terms and conditions as the General Partner in its sole discretion shall determine. The General Partner shall not be responsible for any misconduct or negligence on the part of any such Person if such delegation was not made in Bad Faith.

(d) Without limiting the generality of the foregoing provisions of this Section 3.1, the General Partner is hereby authorized to take any action that it determines in its sole discretion to be necessary or desirable in order for (i) the Partnership not to be required to register under the Investment Company Act or the Exchange Act, (ii) the General Partner not to be required to register under or otherwise be in violation of the Advisers Act, and (iii) the Partnership to be in compliance with all applicable laws and regulations, including in each case making structural, operating or other changes in the Partnership, requiring the redemption or sale in whole or in part of any Partner's Interest, or dissolving the Partnership pursuant to Section 13.1(b).

3.2 **Special Approval Rights of the Limited Partners**.

(a) Notwithstanding anything in this Agreement to the contrary, the written approval of a Majority-in-Interest of the Limited Partners (voting together as a single class) and the General Partner shall be required for each of the following actions on the part of the Partnership:

(i) (A) incurring indebtedness for borrowed money (including indebtedness under a working capital line or revolving line of credit), (B) issuing notes, debentures or similar instruments, and (C) guaranteeing any debt obligation of another Person described in clause (A) or (B) above, if, immediately after giving effect to such incurrence or guarantee, the aggregate outstanding principal amount of all such indebtedness, notes, debentures and similar instruments of the Partnership (together with the aggregate outstanding principal amount of all such indebtedness, notes, debentures and similar instruments of other Persons guaranteed by the Partnership) would exceed $2,000,000;

(ii) voluntarily granting any lien or other security interest or encumbrance on Partnership assets to secure indebtedness, notes, debentures, similar instruments or guarantees described in clause (i) above, if immediately after giving effect to such grant, the aggregate outstanding principal amount of all such secured indebtedness, notes, debentures and similar instruments of the Partnership (together with the aggregate outstanding principal amount

of all such indebtedness, notes, debentures and similar instruments of other Persons supported by a secured guarantee of the Partnership) would exceed $2,000,000;

(iii) selling more than 25% of the MHz-Pops owned by the Partnership in any transaction or series of related transactions;

(iv) entering into an agreement relating to (a) a sale of a majority of the Units, whether through direct purchase, merger, consolidation, or otherwise, (b) a sale, exchange, transfer, exclusive lease or license or other disposition of all or substantially all of the assets of the Partnership to a Person other than a wholly-owned subsidiary of the Partnership, or (c) any other business combination transaction, as a result of which the Partners of the Partnership immediately prior to such transaction own less than fifty percent (50%) of the outstanding equity interests of the Partnership or any successor to the Partnership immediately after giving effect to such transaction, in each case whether occurring as part of a single transaction or a series of related transactions;

(v) materially changing any of the duties, responsibilities or financial arrangements of the General Partner in relation to the Partnership;

(vi) issuing additional LP Units if, immediately after giving effect to such issuance, there would be more than 700 million LP Units then outstanding; and

(vii) expanding the Partnership's business purposes beyond those set forth in Section 2.4.

3.3 **Tax Matters**.

(a) The General Partner is hereby designated as the Partnership Representative who shall have sole authority to act on behalf of the Partnership with respect to any tax audit, examination, investigation, controversy, refund action or other matter (subject to the provisions of the Bipartisan Budget Act). The General Partner, in its capacity as the Partnership Representative, shall have the authority to take all actions and make all decisions and elections permitted or required by the Bipartisan Budget Act. All costs and expenses incurred by the General Partner in its capacity as the Partnership Representative in connection with any such tax audit, examination, investigation, controversy, refund action or resulting administrative or judicial proceeding shall be borne by the Partnership in accordance with Section 3.5(b). The General Partner, in its capacity as the Partnership Representative, shall keep all Partners informed as to the progress of any such tax audit, examination, investigation, controversy, refund action or other proceeding. Each Partner agrees to cooperate with the Partnership Representative and to do or refrain from doing any and all things reasonably required by the Partnership Representative in connection with the conduct of any such tax audit, examination, investigation, controversy, refund action or other proceeding.

(b) The Partners intend that the Partnership shall be treated as a partnership for U.S. federal, state and local income tax purposes, and each Partner and the Partnership shall file all tax returns, and otherwise take all tax and financial reporting positions, in a manner consistent with such treatment. Subject to Section 3.4(b), neither any Partner nor the Partnership shall make any election under Treasury Regulations Section 301.7701-3, or any comparable provisions of

state or local law, to treat the Partnership as an entity other than a partnership for U.S. federal, state or local income tax purposes.

(c) Notwithstanding anything to the contrary herein, if the Partnership becomes subject to any taxes as a result of any adjustment to taxable income, gain, loss, deduction or credit for any taxable year of the Partnership (whether pursuant to a tax audit or otherwise), each Limited Partner shall indemnify the Partnership and the General Partner against any such taxes (including any interest and penalties) to the extent such taxes (or any portion thereof) are properly attributable to such Partner. In such event, the General Partner, at its option, may (i) require such Limited Partner to reimburse the Partnership for the amount of such taxes (including interest and penalties) properly attributable to such Limited Partner (it being understood that any such reimbursement shall not constitute a Contribution and, accordingly, shall not increase the Capital Account of such Limited Partner) or (ii) reduce any subsequent distributions to such Limited Partner by the amount of such taxes (including interest and penalties) properly attributable to such Limited Partner. In the event of any claimed over-assessment of taxes against a Limited Partner, such Limited Partner shall be limited to an action against the applicable jurisdiction and not against the Partnership or any Partner. The General Partner, on behalf of the Partnership, may take any action permitted under applicable law to avoid the assessment of any such taxes against the Partnership (including an election to issue adjusted Internal Revenue Service Schedule K-1s to the Limited Partners which take the relevant adjustments to taxable income, gain, loss, deduction or credit into account).

3.4 **Limited Partnership Status**.

(a) The General Partner shall use its reasonable efforts to cause the Partnership to comply (to the extent that procedures for doing so are available and such compliance is reasonably within the control of the General Partner in the relevant jurisdiction) with all requirements necessary to qualify the Partnership as a foreign limited partnership in each jurisdiction (other than the State of Arizona) in which the Partnership conducts business from time to time. At the request of the General Partner, each Limited Partner shall execute, acknowledge, swear to and deliver all certificates and other documents that are necessary or appropriate to qualify, continue or terminate the Partnership as a foreign limited partnership in each such jurisdiction in which the Partnership conducts business from time to time.

(b) Notwithstanding anything in this Agreement to the contrary, the General Partner shall be authorized, in its sole discretion, to convert the Partnership to a limited liability company, a corporation or such other entity as the General Partner determines is in the best interests of the Partners. At the request of the General Partner, each Limited Partner shall execute, acknowledge, swear to and deliver all certificates and other documents that are necessary or appropriate to effect such a conversion.

3.5 **Expenses of the Partnership**.

(a) Subject to Sections 3.5(c) and 3.5(d), all fees, costs and expenses referred to in Sections 3.5(b) and 3.5(d) shall be paid from assets of the Partnership (including Proceeds and the proceeds of Contributions), and shall be allocated among the Partners as set forth in Article 7.

(b) Except as otherwise expressly provided in Sections 3.5(c) and 3.5(d), the Partnership shall promptly pay (or reimburse the General Partner and its Affiliates for the payment of) all of the following fees, costs and expenses relating to the Partnership's activities (collectively, the "**Partnership Expenses**"), including (without limitation):

(i) all legal, accounting, printing, marketing, travel and other fees, costs and expenses incurred in connection with (A) the organization of the Partnership or (B) the offer and sale of Interests to prospective investors from time to time during the period ending on the last day of the Initial Offering Period (collectively, the "**Organizational Expenses**"), regardless of whether the same were incurred before or after the Effective Date; provided, however, that the General Partner shall pay (or cause another Iota Group Member to pay) 30% of all Organizational Expenses without reimbursement from the Partnership;

(ii) all legal, accounting and other professional fees, costs and expenses incurred in connection with the Partnership's capital-raising activities subsequent to the end of the Initial Offering Period;

(iii) all fees (including sales commissions payable to third parties), costs and expenses incurred in connection with the disposition or other monetization of FCC Licenses and MHz-Pops;

(iv) all fees, costs and expenses incurred in connection with the acquisition of newly issued FCC Licenses (including all amounts payable by the Partnership under the License Application and Construction Services Agreement), and any extraordinary expenses such as fines and penalties imposed upon the Partnership by the FCC;

(v) the amount of any judgment or settlement paid in connection with any litigation or other proceeding involving the Partnership;

(vi) all amounts in respect of guaranties, indemnities or similar obligations payable by the Partnership to any Person, whether payable under this Agreement or otherwise and whether payable in connection with any litigation or other proceeding involving the Partnership or otherwise;

(vii) any other extraordinary, nonrecurring expenses of the Partnership;

(viii) all Administration Expenses;

(ix) all fees, costs and expenses incurred in connection with the dissolution and liquidation of the Partnership; and

(x) all other fees, costs and expenses (including legal fees) not required to be borne by the General Partner.

The General Partner shall determine in good faith the expenses that are allocable to the Partnership. The General Partner shall be reimbursed by the Partnership on a monthly basis, or such other basis as the General Partner may determine, for any Partnership Expenses (other than Administration Expenses) paid by it. Reimbursements pursuant to this Section 3.5(b) shall be in

addition to any reimbursement to the General Partner pursuant to Section 3.5(c) or the Administrative Expenses Agreement or as a result of indemnification pursuant to ARTICLE 11.

(c) To the extent the Partnership does not have sufficient cash available to pay any Partnership Expense (other than Administration Expenses), the General Partner may, in its sole discretion, advance the necessary funds to the Partnership for purposes of paying such expenses. Any such advance shall be repaid on the fifth anniversary of the Effective Date or (if sooner) upon the dissolution of the Partnership or the Partnership's receipt of Monetization Proceeds.

(d) Upon the terms and subject to the conditions set forth in the Administrative Expenses Agreement, the General Partner shall pay (and the Partnership shall reimburse the General Partner for) the fees, costs and expenses (collectively, the "**Administration Expenses**") incurred by the General Partner in connection with the administration of the Partnership's affairs and business, including (without limitation):

(i) the Partnership's allocable share (as determined by the General Partner) of all fees, costs and expenses the General Partner incurs for salaries, rent, office equipment and other similar overhead that are attributable to the General Partner's provision of the Administrative Services (as defined in the Administrative Expenses Agreement);

(ii) all ongoing out-of-pocket record-keeping, accounting, auditing, administrative, reporting and tax return preparation fees, costs and expenses relating to the Partnership;

(iii) all out-of-pocket fees, costs and expenses related to making Distributions;

(iv) all out-of-pocket fees, costs and expenses (for example, costs of arranging seminars and meetings with prospective investors) attributable to the provision of logistical support for the Partnership's capital-raising activities subsequent to the end of the Initial Offering Period;

(v) with respect to the FCC Licenses, all out-of-pocket fees, costs and expenses incurred in connection with routine administration of the FCC Licenses, including renewal applications and coordinating with the FCC and other Iota Group Members; and

(vi) all out-of-pocket fees, costs and expenses incurred for compliance with routine legal and regulatory requirements arising from the activities of the Partnership (it being understood that all costs and expenses for the General Partners' compliance with legal and regulatory requirements arising from its own activities shall not constitute Partnership Expenses).

The Partnership shall reimburse the General Partner for its allocable share of all Administration Expenses described in clause (i) above, and for the General Partner's payment of all out-of-pocket Administration Expenses, in accordance with the terms of the Administrative Services Agreement.

3.6 **Borrowings**. Subject to Section 3.2:

(a) the Partnership shall be permitted to (A) incur any indebtedness for borrowed money (including indebtedness under a working capital line or revolving line of credit), (B) issue notes, debentures or similar instruments, and (C) guarantee or otherwise become contingently liable with respect to any debt obligation of another Person described in clause (A) or (B) above; and

(b) the Partnership may borrow funds pursuant to this Section 3.6 from any source, including from any Limited Partner, the General Partner or any of their respective Affiliates.

The Partners acknowledge and agree that, subject to Section 3.2, the Partnership's obligations in respect of any debt obligation, guarantee or contingent liability permitted by Section 3.6(a) and any related agreements or instruments may be secured by (and, in connection therewith, the General Partner is hereby authorized to assign, transfer, hypothecate, pledge and grant a security interest in) any of the assets of the Partnership, including FCC Licenses.

ARTICLE 4

OTHER ACTIVITIES; CONFLICTS OF INTEREST; STANDARDS OF CONDUCT

4.1 **Transactions with Affiliates**. To the fullest extent permitted by applicable law, each of the General Partner and its Affiliates are hereby authorized to (a) purchase property from, sell property to, lend money to or otherwise deal with the Partnership and (b) obtain services from, or provide services to, the Partnership, whether pursuant to the Master Lease Agreement, the License Application and Construction Services Agreement, the Administrative Expenses Agreement or otherwise. Each Partner acknowledges and agrees that the performance or obtaining of such services, the receipt of compensation therefor, the purchase or sale of such property, the lending of such funds, or the existence of such other dealings may give rise to conflicts of interest between the Partnership and the Limited Partners, on the one hand, and the General Partner and its respective Affiliates, on the other hand, and that neither the Partnership nor any Limited Partner (in its capacity as such) shall be entitled hereunder to receive, or otherwise share in any manner, any portion of any such compensation.

4.2 **Other Activities**. Each Limited Partner hereby acknowledges and agrees that:

(a) Except for opportunities to acquire additional FCC Licenses allocated under the FCC's Part 90 rules in the 800 MHz and 900 MHz spectrum bands that are compatible with the Iota's Group's network, none of the General Partner or its Affiliates shall be obligated to present any particular investment or other business opportunity to the Partnership, even if such opportunity is of a character which, if presented to the Partnership, could be taken by the Partnership; provided, however, that at any time when at least 700 million LP Units have been issued by the Partnership and are outstanding, the GP and its Affiliates shall not be obligated to present such acquisition opportunities to the Partnership.

(b) Except as otherwise expressly provided in Section 4.2(a), each of the General Partner and its Affiliates shall have the right to acquire FCC Licenses for its own account

and to enter into agreements relating to FCC Licenses held by persons other than the Partnership (including, but not limited to, agreements comparable to the Master Lease Agreement).

(c) Except as otherwise expressly provided herein, the General Partner and each member, officer, manager, employee, representative, agent or Affiliate of the General Partner may invest, participate or engage in (for such Person's own account or for the account of others), or may possess an interest in, other business, financial and investment activities of any kind or description, independently or with others, even if the same are competitive with the business of the Partnership, and may receive compensation in connection with such ventures and activities. Neither the Partnership nor any Limited Partner (in its capacity as such) shall by virtue of this Agreement have any right, title or interest in or to any such ventures or activities, or in or to any compensation derived therefrom.

(d) Notwithstanding anything in this Agreement to the contrary, except as expressly provided in Section 4.2(a) with respect to the General Partner and its Affiliates: (i) neither the doctrine of corporate opportunity, nor any analogous doctrine, shall apply to any Covered Person (including the General Partner and its Affiliates); (ii) no Covered Person (including the General Partner and its Affiliates) who acquires knowledge of a potential transaction, agreement, arrangement or other matter that may be an opportunity for the Partnership shall have any duty to communicate or offer such opportunity to the Partnership; and (iii) no Covered Person (including the General Partner and its Affiliates) shall be liable to the Partnership, any Partner or any other Person for breach of any fiduciary or other duty by reason of the fact that such Covered Person pursues or acquires such opportunity for itself, directs such opportunity to another Person or does not communicate such opportunity or information to the Partnership.

4.3 **Resolution of Conflicts of Interest; Standards of Conduct and Modification of Duties**.

(a) Whenever the General Partner, acting in its capacity as the general partner of the Partnership, or (if applicable) the Board of Directors or any committee of the Board of Directors of the General Partner (acting in such capacity), makes a determination to take or omit to take any action in such capacity, whether or not under this Agreement or any other agreement contemplated hereby, then, unless another standard is expressly provided for in this Agreement, (i) the General Partner or (if applicable) the Board of Directors or such committee, as applicable, shall not make such determination, or take or omit to take such action, in Bad Faith, and (ii) the foregoing is the sole and exclusive standard governing any such determination, action or omission of the General Partner, the Board of Directors or any such committee of the Board of Directors, and (iii) to the fullest extent permitted by law, no such Person shall be subject to any fiduciary duty or other duty or obligation, or any other, different or higher standard (all of which duties, obligations and standards are hereby waived and disclaimed), under this Agreement or any other agreement contemplated hereby, or under the Arizona Act or any other law, rule or regulation or at equity. Any such determination, action or omission by the General Partner or (if applicable) the Board of Directors or any committee thereof shall for all purposes of this Agreement and any such other agreement be presumed to have been made, taken or omitted in Good Faith. In any action, suit or other proceeding brought by or on behalf of the Partnership, any Limited Partner, or any other Person who acquires an Interest, challenging any such determination, act or omission, the

Person bringing or prosecuting such action, suit or proceeding shall have the burden of proving that such determination, action or omission was not made, taken or omitted in Good Faith.

(b) Whenever the General Partner or any of its Affiliates makes a determination or takes or omits to take any action, not acting (in the case of the General Partner) in its capacity as the general partner of the Partnership, whether or not under this Agreement or any other agreement contemplated hereby, then the General Partner or such Affiliate shall be entitled, to the fullest extent permitted by law, to make such determination or to take or omit to take such action free of any fiduciary duty or duty of Good Faith, or any other duty or obligation existing at law, in equity or otherwise whatsoever to the Partnership, any Limited Partner, or any other Person who acquires an Interest, and the General Partner or such Affiliate shall not, to the fullest extent permitted by law, be required to act in Good Faith or pursuant to any fiduciary or other duty or standard imposed by this Agreement or any other agreement contemplated hereby or under the Arizona Act or any other law, rule or regulation or at equity.

(c) For purposes of Sections 4.3(a) and (b) of this Agreement, "acting in its capacity as the general partner of the Partnership" means and is solely limited to, the General Partner exercising its authority as a general partner under this Agreement, other than when it is "acting in its individual capacity." For purposes of this Agreement, "acting in its individual capacity" means: (i) any action by the General Partner other than through the exercise of its authority as a general partner under this Agreement; and (ii) any action or inaction by the General Partner by the exercise (or failure to exercise) of its rights, powers or authority under this Agreement that are modified by: (A) the phrase "at the option of the General Partner," (B) the phrase "in its sole discretion" or "in its discretion" or (C) some variation of the phrases set forth in clauses (A) and (B) above. For the avoidance of doubt, whenever the General Partner votes, acquires Interests or transfers its Interests, or refrains from voting or transferring its Interests, it shall be deemed to be "acting in its individual capacity."

(d) Whenever a potential conflict of interest exists or arises between the General Partner, any Iota Group Member or any of their respective Affiliates, on the one hand, and the Partnership or any Limited Partner, on the other hand, the General Partner may in its discretion submit any course of action with respect to or causing such conflict of interest for approval by the vote of a majority of the LP Units (excluding LP Units owned by the General Partner and its Affiliates). If any such course of action receives the approval of a majority of the LP Units (excluding LP Units owned by the General Partner and its Affiliates), then such course of action shall (i) be conclusively deemed to be approved by the Partnership, all the Partners, and each Person who acquires an Interest, (ii) be deemed to be duly authorized, legal and binding with respect to the Partnership, all the Partners, and each Person who acquires an Interest, and (iii) not constitute a breach of this Agreement, of any agreement contemplated herein, or of any fiduciary or other duty or obligation existing at law, in equity or otherwise.

(e) Notwithstanding anything to the contrary in this Agreement, none of the General Partner, its Affiliates or any other Covered Person shall have any duty or obligation, express or implied, to (i) sell or otherwise dispose of any asset of the Partnership or (ii) permit the Partnership to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use. Any

determination by the General Partner or any of its Affiliates to enter into such sale, other disposition or permitted use contract shall be in its sole discretion.

4.4 **Advisors**. Each Partner hereby acknowledges and agrees that the Partnership, the General Partner and the Iota Group may use the same legal counsel and accountants, and that such counsel and accountants shall not be deemed to represent the Limited Partners in connection with any matter relating to the offering and sale of Interests, this Agreement or the Partnership. Without limiting the generality of the foregoing, each Limited Partner acknowledges and agrees that Reed Smith LLP and any other law firm engaged by the General Partner or any other Iota Group Member in connection with the organization of the Partnership, the offering of interests in the Partnership, the management and operation of the Partnership or any dispute between the General Partner or any other Iota Group and any Limited Partner, is acting as counsel to the General Partner or such other Iota Group Member (as applicable) and, accordingly, does not represent or owe any duty to such Limited Partner or to the Limited Partners as a group in connection with such engagement. In the event that any dispute or controversy arises between any Limited Partner and the Partnership, or between any Limited Partner (on the one hand) and the General Partner, any other Iota Group Member and/or any of their respective Affiliates (on the other hand), then each Limited Partner agrees that Reed Smith LLP or any such other law firm may represent the Partnership, the General Partner, such other Iota Group Member and/or such Affiliates in such dispute or controversy to the fullest extent permitted by the New York Lawyer's Code of Professional Responsibility or similar rules in any other applicable jurisdiction, and each Limited Partner hereby consents to such representation.

ARTICLE 5

CONTRIBUTIONS; ADMISSION OF PARTNERS

5.1 **Initial Contributions; Use of Proceeds; Names and Addresses; Manner of Payment**.

(a) Each Original Partner (other than the General Partner) has made a Contribution to the Partnership as of the Effective Date (either in the form of cash pursuant to a Subscription Agreement or in the form of FCC Licenses pursuant to a Contribution Agreement) in the amount set forth opposite such Partner's name in Schedule A, and each such Partner has been admitted to the Partnership as a Partner as of the Effective Date.

(b) On or prior to August 31, 2019, the General Partner shall make a Contribution to the Partnership (pursuant to a Contribution Agreement to be entered into between the General Partner and the Partnership) of 175 FCC Licenses to the Partnership representing 65,874,644 MHz-Pops, in consideration of the issuance to the General Partner of 65,874,644 GP Units.

(c) The proceeds of the cash Contributions made by Limited Partners during the Initial Offering Period shall be used (i) to pay the portion of the Organizational Expenses required to be borne by the Partnership pursuant to Section 3.5(b)(i), (ii) to acquire newly issued FCC licenses and maintain such licenses in accordance with applicable FCC requirements, (iii) to construct and maintain the necessary facilities and infrastructure to enable the MHz-Pops

attributable to such newly issued FCC Licenses to be included in the Iota Group's network, and (iv) to pay the other costs and expenses required to be paid by the Partnership pursuant to Section 3.5 and for general corporate purposes.

(d) The names and addresses of the Partners and their respective total Contributions, number of GP Units and/or LP Units, and Unit Percentages, in each case as of the Effective Date, are set forth in Schedule A to this Agreement (such persons who become Partners as of the Effective Date, the "**Original Partners**"). The General Partner shall amend Schedule A, from time to time, without the consent of any other Limited Partner being required therefor, to reflect any changes in the identity, Contributions, number of Units or Unit Percentages of the Partners made in accordance with this Agreement and any changes in the addresses of the Partners. Any reference in this Agreement to Schedule A shall be deemed to be a reference to such Schedule as amended and in effect from time to time.

(e) All Contributions (other than License Contributions) made after the date hereof shall be paid in immediately available funds comprised solely of U.S. Dollars, and shall be paid at such times and in such amounts as are specified by the General Partner. All License Contributions shall be made in accordance with FCC rules and the terms of the applicable Contribution Agreement.

5.2 **Additional Contributions**.

(a) In the event that, from time to time following the Effective Date, the General Partner desires that the Partnership obtain Contributions in addition to those described in Sections 5.1(a) and (b), then, subject to compliance with the other provisions of this Agreement and paragraphs (b) through (e) below, the Partnership shall have the right to accept additional Contributions from any existing Partner or one or more other Persons (each such Contribution, an "**Additional Contribution**"), and (in the case of any such Persons who are not already Partners) to admit such Persons to the Partnership as Additional Partners, on such terms and conditions as the General Partner shall determine in its sole discretion, including but not limited to (i) the size and timing of each such Additional Contribution, and (ii) subject to Sections 3.2(a)(vi) and 5.1(b), the number of Units to be issued in connection with each Additional Contribution and the price at which each such Unit is issued (each such Business Day on which an Additional Partner is admitted to the Partnership shall be a "**Subsequent Closing Date**", and each closing occurring on a Subsequent Closing Date, a "**Subsequent Closing**"). The General Partner may, in its sole discretion, accept or reject the offer of any prospective investor to participate in any Subsequent Closing.

(b) Each Unit issued to (i) an Original Partner in respect of the Contribution made by it on the Effective Date, (ii) the General Partner pursuant to Section 5.1(b), or (iii) any existing or Additional Partner at a Subsequent Closing that occurs during the Initial Offering Period shall, in each case, be issued at the price of $0.30 per Unit or one Unit per MHz-Pop contributed, in the case of any License Contribution.

(c) For the avoidance of doubt, in the event that any Additional Contribution of FCC Licenses is made by the General Partner at any Subsequent Closing, the General Partner shall receive such number of GP Units per MHz-Pop as shall equal the number of LP Units per MHz-

Pop issued by the Partnership to Limited Partners in connection with License Contributions made at such Subsequent Closing (or at the same per Unit ratio offered to prospective purchasers of LP Units at such Subsequent Closing, if no LP Units are actually issued at such Subsequent Closing).

(d) Each Additional Partner shall be deemed to be admitted as a Partner as of the applicable Subsequent Closing Date following (i) its execution and delivery to the General Partner of a Subscription Agreement or Contribution Agreement relating to the Interest for which such Additional Partner is subscribing, (ii) the acceptance of such Additional Partner's subscription by the General Partner, (iii) the execution and delivery of a counterpart signature page to this Agreement by such Additional Partner and (iv) its delivery or execution of such other additional documents or agreements as may be required by the General Partner in its sole discretion.

(e) Each Person who is to be admitted as an Additional Partner pursuant to this Article 5 shall agree to be bound by this Agreement by executing and delivering to the General Partner a counterpart signature page to this Agreement, for which the signatures of the then existing Partners shall not be required. In addition, the General Partner shall, in connection with any such admission, execute, file and record any required amendments to the Certificate.

5.3 **Limited Liability**. Except as required by the Arizona Act or as expressly set forth in this Agreement, no Limited Partner shall have any personal liability whatsoever in such Limited Partner's capacity as such, for the debts, liabilities, commitments or other obligations of the Partnership or for any losses of the Partnership. Each Limited Partner shall be liable only to make (a) the Contributions made by it to the Partnership as of the Effective Date or any Subsequent Closing, and (b) any other payments required to be made by or on behalf of such Limited Partner to or in respect of the Partnership under the Arizona Act or this Agreement.

5.4 **No Control of the Partnership**. No Limited Partner, in its capacity as such, shall take any part in the management or conduct of the business, operations or affairs of the Partnership, or undertake any transaction on behalf or in the name of the Partnership, or have any power or authority to sign for or bind the Partnership. No Limited Partner shall have the right or power to cause the dissolution or termination of the Partnership, except as otherwise expressly provided herein. To the maximum extent permitted by applicable law, the exercise by any Limited Partner of the rights conferred on it herein shall not be construed to constitute participation in the management or conduct of the business, operations or affairs of the Partnership so as to make such Limited Partner liable as a general partner for the debts and obligations of the Partnership pursuant to the Arizona Act or otherwise.

5.5 **No Interest or Withdrawal**. Notwithstanding anything in this Agreement to the contrary, (a) no interest shall accrue on the Contributions or the balance in the Capital Account of any Partner and (b) except as expressly provided in this Agreement, no Partner shall have the right to reduce its Contributions, to withdraw its capital or profits from the Partnership, to be repaid any part of its Contributions, to redeem all or any of its Units or to be paid any part of its Capital Account balance.

5.6 **Legal Limitations**. For the avoidance of doubt, no Person shall be admitted to the Partnership as a Partner or an Additional Partner, and no Partner shall be allowed to make

additional Contributions, without the prior written consent of the General Partner. Without limiting the generality of the foregoing, no Person shall be admitted to the Partnership as an Additional Partner, and no Partner shall be allowed to make Additional Contributions, if the admission of such Person or the making of such additional Contribution would (a) cause a dissolution of the Partnership under the Arizona Act, (b) cause the Partnership or any Affiliate of the Partnership to be required to register as an "investment company" for purposes of the Investment Company Act, (c) subject to Section 3.4(b), cause the Partnership to be treated as an entity other than a partnership for tax purposes, or (d) violate, or cause the General Partner, the Partnership or any Affiliate of the General Partner or the Partnership to violate or be required to register under the Advisers Act or any other applicable law or regulation, including any applicable FCC rules or U.S. federal or state securities law. Except as otherwise expressly provided herein, the manner of the offering of Interests, the terms and conditions under which subscriptions for Interests will be accepted, and the manner of and conditions to the sale of Interests to subscribers therefor, shall be determined by the General Partner in its sole discretion.

5.7 **Withdrawal of Initial Limited Partner**. Upon the admission of one or more Limited Partners to the Partnership on the date hereof, the Initial Limited Partner shall (a) receive a return of any capital contribution made by him to the Partnership, (b) withdraw as the Initial Limited Partner of the Partnership and (c) have no further right, interest or obligation of any kind whatsoever hereunder or under applicable law in respect of the Partnership.

ARTICLE 6

PROCEEDS; DISTRIBUTIONS; WITHHOLDING

6.1 **Proceeds**.

(a) Generally. Except as provided in this Article 6 or in Article 10, no Partner shall be entitled to receive any Distribution of cash or other property from the Partnership prior to its dissolution.

(b) Distributions.

(i) Distributions of Proceeds. Subject to the next succeeding sentence and Section 6.1(b)(ii), the General Partner shall cause the Partnership to distribute to the appropriate Partners any Proceeds (to the extent such Proceeds constitute Available Cash), to the extent that the General Partner does not expect to use such Proceeds for the establishment of reserves or to acquire additional FCC Licenses or otherwise in the operations of the Partnership. The amount and timing of the Distributions to be made to each Limited Partner and the General Partner in respect of Monetization Proceeds or Operating Proceeds shall be as follows:

(A) Monetization Proceeds shall be distributed within 180 days following the Partnership's receipt thereof to the General Partner and all Limited Partners on a *pro rata* basis in accordance with their respective Unit Percentages (it being understood that each GP Unit and LP Unit is entitled to an identical per Unit Distribution of Monetization Proceeds); and

(B) Operating Proceeds received by the Partnership shall be distributed on the last Business Day of each fiscal quarter (using Iota Networks' fiscal quarters, and commencing with the fiscal quarter ending November 30, 2019) to the Limited Partners on a *pro rata* basis in accordance with their respective Unit Percentages.

(ii) Notwithstanding anything in Section 6.1(b)(i) to the contrary, Operating Proceeds received not more than five (5) Business Days prior to the end of a fiscal quarter may, in the General Partner's sole discretion, be distributed on the last day of the next succeeding fiscal quarter.

(c) Temporary Investments. The General Partner, if it so elects in its sole discretion, may at any time and from time to time cause the Partnership to distribute to the Partners any cash or cash equivalents received by the Partnership as dividends or interest on any Temporary Investment, to the extent that (i) the General Partner does not expect to use such cash or cash equivalents to acquire additional FCC Licenses or otherwise in the operations of the Partnership and (ii) the General Partner, in its sole discretion, has not reserved such cash or cash equivalents to fund current and future Partnership Expenses (whether contingent or fixed, known or unknown, due or to become due, or otherwise) from time to time. Any Distribution made by the Partnership pursuant to this Section 6.1(c) shall be distributed to the Partners in the same manner as Monetization Proceeds as provided in Section 6.1(b)(i)(A).

(d) Withholding of Certain Amounts. Notwithstanding anything contained in this Agreement to the contrary, the General Partner may, in its sole discretion, withhold from any Distribution of cash or other property to any Partner pursuant to this Agreement, the following amounts:

(i) any amounts required to be paid by or on behalf of such Partner to the Partnership or the General Partner pursuant to this Agreement or any other agreement contemplated herein, in each case to the extent not previously paid; and

(ii) any amounts required to pay, or to reimburse (on a net after-tax basis) the Partnership or the General Partner for the payment of any taxes and related Losses referred to in Section 11.3 that the General Partner in good faith determines to be properly attributable to such Partner (including withholding taxes and interest, penalties, additions to tax and expenses incurred in respect thereof).

Any amount withheld from any Distribution pursuant to this Section 6.1(d) shall be applied by the General Partner to discharge the obligation in respect of which such amount was so withheld. Each Limited Partner hereby covenants and agrees to furnish the General Partner with such representations and forms as the General Partner may request to assist it in determining the extent of, and in fulfilling, the Partnership's withholding obligations, if any.

(e) Treatment of Certain Amounts Withheld. Notwithstanding anything in this Agreement to the contrary, (i) all amounts withheld by the General Partner pursuant to Section 6.1(d) or 6.1(f), and (ii) all amounts that the General Partner determines in good faith to be properly withheld or otherwise paid by any Person on behalf of any Partner (in such Partner's capacity as such) pursuant to the Code or any provision of any state, local or foreign tax law, shall

be treated as if such amounts were, in the case of clause (ii) above, realized and recognized by the Partnership and, in the case of clauses (i) and (ii) above, distributed to such Partner. The General Partner, in its sole discretion, may require any Partner deemed to have received a Distribution of any amount referred to in clause (ii) of this Section 6.1(e) to pay in cash, as a reimbursement to the Partnership, the amount of such deemed Distribution (it being understood that such a payment shall not constitute a Contribution, and that no Interest shall be deemed to be issued in respect of any such payment).

(f) Amounts Held in Reserve. In addition to, and without limiting, the rights of the General Partner and the Partnership set forth in the other provisions of this Agreement, and notwithstanding anything in this Agreement to the contrary, the General Partner shall have the power, in its sole discretion, to withhold amounts otherwise distributable to any Partner if: (i) in the opinion of the General Partner, such Distribution would render the Partnership insolvent, or (ii) in the opinion of the General Partner, such Distribution would leave the Partnership with insufficient funds to meet any existing liabilities, obligations or contingencies.

6.2 **Limitations on Distributions**. Notwithstanding anything in this Agreement to the contrary, (a) the Partnership shall not make any Distribution except to the extent permitted under the Arizona Act and (b) no Distribution shall be made by the Partnership to any Partner to the extent that the making of such Distribution by the Partnership would cause a violation of any applicable law or regulation.

6.3 **Withdrawal of Capital**. Except as otherwise expressly provided in this Agreement, (a) no Partner shall have the right to withdraw, in whole or in part, from the Partnership, and (b) no Partner shall be permitted to borrow, or to make any withdrawal of all or any portion of its capital or profits from the Partnership.

ARTICLE 7

CAPITAL ACCOUNTS; ADJUSTMENTS TO CAPITAL ACCOUNTS

7.1 **Capital Accounts**.

(a) The Partnership shall establish and maintain a separate capital account for each of the General Partner and Limited Partners in accordance with the Code and Treasury Regulations promulgated thereunder, including Treasury Regulations Section 1.704-1(b) (each such capital account, a "**Capital Account**"). Without limiting the generality of the foregoing and subject to paragraphs (b), (c), (d) and (e) below, the Capital Account maintained for each Partner shall be equal to:

(i) the aggregate amount of Contributions made by such Partner to the Partnership; increased by

(ii) the aggregate amount of Net Income and other items of income and gain allocated to such Partner pursuant to Article 8 and the amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner; decreased by

(iii) the aggregate amount of Distributions made by the Partnership to such Partner; decreased by

(iv) the aggregate amount of Net Loss and other items of deduction, expenditure and loss allocated to such Partner pursuant to Article 8 and the amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

(b) The Book Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values (taking Section 7701(g) of the Code into account) as of the following times (without duplication):

(i) the acquisition of an additional Interest by any new or existing Partner in exchange for more than a *de minimis* contribution of money or property to the Partnership;

(ii) the Distribution by the Partnership of more than a *de minimis* amount of money or property to a withdrawing or continuing Partner in consideration for an Interest;

(iii) the liquidation of the Partnership, within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g);

(iv) the issuance by the Partnership of an Interest in exchange for services rendered or to be rendered;

(v) the issuance by the Partnership of a Noncompensatory Option which is not treated as a partnership interest pursuant to Treasury Regulations Section 1.761-3(a);

(vi) the acquisition of an Interest upon the exercise of a Noncompensatory Option in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(s) (including upon the exercise of any right to purchase newly issued Units at a discount pursuant to Section 3 of certain of the Subscription Agreements);

(vii) at such other times as the General Partner shall reasonably determine to be necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2;

provided, however, that such an adjustment shall be made in connection with an event described in clause (i), (ii) or (iv) through (vii) above of this Section 7.1(b) only if the General Partner determines that such adjustment is necessary to reflect the relative economic interests of the Partners in the Partnership; provided further, however, that if any Noncompensatory Options are outstanding upon the occurrence of an event described in clause (i) through (vii) above, the Partnership shall adjust the Book Values of its properties in accordance with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f)(1) and 1.704-1(b)(2)(iv)(h)(2). The amount of any adjustment to the Book Values of the Partnership's assets pursuant to this Section 7.1(b) shall constitute Net Income or Net Loss, as the case may be, for the Allocation Period which includes the date of the event

resulting in such adjustment and shall be allocated to the Capital Accounts of the Partners pursuant to this Article 7.

(c) Except as may be required by the Arizona Act or any other applicable law, no Partner with a negative balance in its Capital Account shall have any obligation, in connection with the liquidation of the Partnership or otherwise, to restore such negative balance.

(d) Upon a Transfer of an Interest (other than the creation of a pledge, hypothecation or other security interest or the granting of a participation) effected in accordance with Article 10, a proportionate share of the Capital Account of the Transferor shall be deemed to be transferred to the Transferee, and the Transferee shall be deemed to have made the Contributions that were made by the Transferor and to have received the distributions and allocations that were received by the Transferor from the Partnership, in each case to the extent of the Interest Transferred. In the case of a sale or exchange of an Interest at a time when an election under Section 754 of the Code is in effect, the Capital Account of the Transferee shall not be adjusted to reflect the adjustments to the adjusted tax basis of Partnership property required under Sections 754 and 743 of the Code, except as otherwise required or permitted by Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

(e) The manner in which the Capital Accounts are to be maintained pursuant to this Article 7 is intended to comply with the requirements of Section 704 of the Code and the Treasury Regulations promulgated thereunder, and the provisions of this Agreement regarding the maintenance of Capital Accounts shall be interpreted and applied consistently therewith. If, in the opinion of the General Partner, the manner in which the Capital Accounts are to be maintained pursuant to this Article 7 should be modified in order to comply with any other provision of this Agreement or the requirements of Section 704 of the Code and the Treasury Regulations promulgated thereunder, then, notwithstanding anything to the contrary contained in this Article 7, the General Partner may change the manner in which the Capital Accounts are maintained, and the General Partner shall have the right, upon delivery of written notice to each other Partner and without obtaining the consent of any Partner, to amend this Agreement to reflect any such change in the manner in which the Capital Accounts are maintained; provided, however, that any such change in the manner of maintaining the Capital Accounts shall not alter materially the economic arrangement among the Partners.

ARTICLE 8

ALLOCATIONS

8.1 **Allocations in General**. Income, gain, loss, deduction and expense of the Partnership shall be allocated to the Capital Accounts of the Partners in accordance with this Article 8.

8.2 **Allocations to Give Economic Effect**. Except as otherwise provided herein, each item of income, gain, loss, deduction or expense of the Partnership (determined in accordance with U.S. tax principles as applied to the maintenance of capital accounts) shall be allocated among the Capital Accounts of the Partners with respect to each Allocation Period, as of the end of such

Allocation Period, in a manner that as closely as possible gives economic effect to the provisions of Articles 6 and 13 and the other relevant provisions of this Agreement.

8.3 **Allocation of Income and Loss**.

(a) Other than a Liquidity Event. As of the end of each Allocation Period, after taking into account the special allocations set forth in Section 8.5, Net Income and Net Losses (other than Net Income and Net Losses related to a Liquidity Event), for each Allocation Period shall be allocated among the Partners in accordance with the amounts distributable to the GP Units and LP Units pursuant to Article 6.

(b) Liquidity Event. After taking into account the special allocations set forth in Section 8.5, Net Income and Net Losses (and, to the extent necessary, items of income, gain, loss and deduction) related to a Liquidity Event shall be allocated among the Partners in the manner that will cause their respective Capital Accounts to proportionately equal, as closely as possible, the excess of (i) the amount that would be distributable to the Partners under Section 6.1 if the Partnership were dissolved, its affairs wound up and (A) all Partnership assets were sold on the last day of the Allocation Period for cash equal to their respective Book Values (except that Partnership assets actually sold during such Allocation Period are to be treated as sold for the consideration received therefor), (B) all Partnership liabilities were satisfied (limited, with respect to each "partner nonrecourse liability" and "partner nonrecourse debt," as defined in Treasury Regulations Section 1.704-2(b)(4), to the Book Value of the Partnership assets securing such liabilities), and (C) the net assets were immediately distributed in accordance with Section 6.1 to the Partners, over (ii) such Partner's share (if any) of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, computed immediately prior to the hypothetical sale of Partnership assets.

8.4 **Adjustments to Reflect Changes in Interests**. With respect to any Allocation Period during which any Partner's interest in the Partnership changes, whether by reason of the admission of a Partner, the complete or partial withdrawal of a Partner, a non-*pro rata* contribution of capital to the Partnership or any other event described in Section 706(d) of the Code or in Treasury Regulations issued thereunder, allocations of items of Partnership income, gain, loss, deduction and expense shall be adjusted appropriately to take into account the varying interests of the Partners during such Allocation Period. The General Partner, in its sole discretion, shall select the method of making such adjustments.

8.5 **Allocations of Taxable Income and Loss; Partnership for Tax Purposes**.

(a) Except as otherwise required by Section 704(c) of the Code and Treasury Regulations thereunder, each item of income, gain, loss, deduction or expense recognized by the Partnership shall be allocated among the Partners for U.S. federal, state and local income tax purposes in the same manner that each such item is allocated to the Partners' Capital Accounts or as otherwise provided herein, provided that the General Partner may adjust such allocations as long as such adjusted allocations have substantial economic effect or are in accordance with Partner's Interests, in each case within the meaning of the Code and the Treasury Regulations. Tax credits and tax credit recapture shall be allocated in accordance with the Partner's Interests as provided in Treasury Regulations Section 1.704-1(b)(4)(ii). All matters concerning allocations for

U.S. federal, state and local and non-U.S. income tax purposes, including accounting procedures, not expressly provided for by the terms of this Agreement shall be determined in good faith by the General Partner. Section 704 of the Code and the Treasury Regulations issued thereunder, including the provisions of such Treasury Regulations addressing qualified income offset provisions, minimum gain chargeback requirements and allocations of deductions attributable to nonrecourse debt and partner nonrecourse debt, are hereby incorporated by reference. If, as a result of the provisions of Section 704 of the Code and such Treasury Regulations, items of Net Income or Net Loss are allocated to the Partners in a manner that is inconsistent with the manner in which the Partners intend to divide Partnership Distributions as reflected in Section 6.1, to the extent permitted under such Treasury Regulations, items of future income and loss shall be allocated among the Partners so as to prevent such allocations from distorting the manner in which Partnership Distributions will be divided among the Partners pursuant to this Agreement.

(b) If, as a result of an exercise of a Noncompensatory Option to acquire an interest in the Partnership, a Capital Account reallocation is required under Treasury Regulations Section 1.704-1(b)(2)(iv)(s)(3), the Partnership shall make corrective allocations pursuant to Treasury Regulations Section 1.704-1(b)(4)(x).

(c) Subject to Section 3.3, each Partner shall notify the General Partner in a timely manner of its intention to (i) file a notice of inconsistent treatment under Section 6222(b) of the Code, (ii) file a request for administrative adjustment of Partnership items, (iii) file a petition with respect to any Partnership item or other tax matter involving the Partnership or (iv) enter into a settlement agreement with the U.S. Treasury Department with respect to any Partnership item. After any such notification the General Partner, if it agrees with such Partner's position, may in its sole discretion elect to make such filing or enter into such agreement, as applicable and practicable, on behalf of the Partnership. The cost of any audit or adjustment of a Partner's tax return shall be borne solely by the relevant Partner.

(d) The General Partner is hereby authorized to execute and file for all of the Partners any form or document required by any applicable U.S. federal, state or local tax law for the Partnership to be classified as a partnership under such tax law. Subject to Section 3.4(b), The Partnership shall not participate in the establishment of an "established securities market" (within the meaning of Treasury Regulations Section 1.7704-1(b)) or a "secondary market or the substantial equivalent thereof" (within the meaning of Treasury Regulations Section 1.7704-1(c)) or, in either case, the inclusion of interests in the Partnership thereon.

(e) Allocations of taxable income or loss, or of items of income, gain, loss, deduction and expense, made to the Partners for tax purposes pursuant to Section 8.5(a) shall not be reflected in the Partners' Capital Accounts.

ARTICLE 9

TRANSFERS OF INTEREST; LIMITATIONS

9.1 **Prohibition**. Except as expressly permitted by Sections 9.2, 9.4, 9.6 or 9.7, no Partner may Transfer all or any portion of its Interest to any Person, and any purported Transfer in

violation of this Article 9 shall be void and shall not be recognized by the Partnership or the Partners.

9.2 **Restrictions on Transfer**.

(a) A Partner may Transfer all or any portion of its Interest only if all of the following conditions are satisfied:

(i) each Partner desiring to make such Transfer and the Transferee executes, acknowledges and delivers to the General Partner such instruments of transfer and assignment with respect to such Transfer and such other instruments, including an agreement on the part of the Transferee to be bound by the terms of this Agreement, as the General Partner shall have requested; each of such instruments is satisfactory in form and substance to the General Partner; and, if required, an appropriate amendment to the Certificate is duly executed and filed with the appropriate governmental authorities;

(ii) the Transferee is an "accredited investor," as such term is defined in Regulation D under the Securities Act, and otherwise meets such legal and regulatory suitability requirements, and provides the Partnership and the General Partner with such representations, covenants, agreements and indemnities, as the General Partner determines are necessary, appropriate or advisable in connection with such Transfer, including the representations, covenants, agreements and indemnities contained in any Subscription Agreement entered into by any similarly situated Partner;

(iii) the General Partner consents to the Transfer in writing, which consent may be withheld or granted in the sole discretion of the General Partner;

(iv) the Transfer would not: (A) result in the Partnership no longer being treated as a partnership for U.S. federal income tax purposes (subject to Section 3.4(b)), or in the violation by the Partnership or the General Partner of, or in the loss of any exemption available to the Partnership or the General Partner under, the Advisers Act or any applicable U.S. federal or state securities law, or in the Partnership or the General Partner being subject to the registration provisions of the Investment Company Act; (B) subject to Section 3.4(b), result in a termination of the Partnership for U.S. federal income tax purposes; (C) subject to Section 3.4, cause the Partnership to be treated as a publicly traded partnership under the Code; (D) cause the assets of the Partnership to be treated as "plan assets" for purposes of the Plan Assets Regulation; (E) subject the Interests to registration under the Securities Act or the securities laws of any state or foreign country; (F) cause the Partnership to be in violation of any FCC rule or regulation; or (G) subject the General Partner, the Iota Group or any of their respective Affiliates to any other additional regulatory requirements;

(v) the Partnership receives one or more opinions from counsel acceptable to the General Partner (including its own counsel) to the effect that, in the opinion of such counsel: (i) such Transfer would (y) not result in a violation by the Partnership or the General Partner of any law, rule or regulation of the State of Arizona, and (z) satisfy the conditions set forth in subparagraph (iv) above; (ii) such Transfer and the performance by the Transferor and the Transferee of their respective obligations in connection therewith would not violate any

constitutive document, law, order, rule or regulation or material agreement or instrument applicable to the Transferor or the Transferee; and (iii) such Transfer would not violate this Agreement or any law, rule, regulation or order applicable to such Transfer; and such opinion is otherwise satisfactory in form and substance to the General Partner; provided, however, that the General Partner may waive all or any part of the requirement to receive the opinions contemplated by this paragraph (v) in connection with any such Transfer; and

(vi) all fees, costs and expenses, including attorneys' fees and expenses, incurred by the Partnership in connection with such Transfer are paid by the Transferor and the Transferee;

provided, however, that the General Partner in its sole discretion may waive any requirement of this Section 9.2(a) in connection with any Transfer of Interest to a General Partner Designee pursuant to Section 10.2, to a Drag-Along Transferee pursuant to Section 9.6 or to a Proposed Transferee pursuant to Section 9.7.

(b) By executing this Agreement, each Partner shall be deemed to have consented to any Transfer of Interests pursuant to this Section 9.2 that is consented to by the General Partner. A Transferee of an Interest pursuant to this Section 9.2 that does not become a Substitute Partner with respect to such Interest pursuant to Section 9.3, and that desires or purports to make a further Transfer of all or any portion of such Interest, shall be subject to all the provisions of this Article 9 to the same extent as its Transferor.

9.3 **Substitute Partners.**

(a) A Transferee of all or any portion of a Partner's Interest shall have the right to be admitted to the Partnership as a Partner in place of its Transferor to the extent of the Interest Transferred, but only if all of the following conditions are satisfied:

(i) a fully executed and acknowledged instrument of assignment for the relevant Transfer, setting forth a statement of the intention of the Transferor that the Transferee is to become a Substitute Partner in its place to the extent of the Interest Transferred, is delivered to the General Partner;

(ii) the Transferee executes and delivers a counterpart of this Agreement, agrees in writing to assume all the obligations of the Transferor hereunder to the extent of the Interest Transferred and executes and delivers to the General Partner such other instruments as the General Partner shall have deemed necessary or appropriate to effect such substitution, and each of such agreements and instruments is satisfactory in form and substance to the General Partner; and

(iii) the General Partner consents to the substitution, which consent may be granted or withheld in the sole discretion of the General Partner;

provided, however, that the General Partner in its sole discretion may waive all or any part of the requirements of this Section 9.3(a) in connection with any Transfer of Interest to a General Partner Designee pursuant to Section 10.2 to a Drag-Along Transferee pursuant to Section 9.6 or to a Proposed Transferee pursuant to Section 9.7.

(b) No Transferee of any Interest shall have any right to be recognized as a Partner by the Partnership or any other Person, to participate with the Partners in any matter requiring the vote or consent of the Partners or to receive information directly from the Partnership, unless such Transferee becomes a Substitute Partner in accordance with this Section 9.3. Notwithstanding anything in this Agreement to the contrary, both the Partnership and the General Partner shall be entitled to treat the Transferor of a Transferred Interest as the absolute owner thereof, and the Transferor shall not be relieved of any of its obligations hereunder as a Partner, until such time as the requirements of this Section 9.3 have been met and the Substitute Partner is recorded as the owner of such Transferred Interest on the books and records of the Partnership. By executing this Agreement, each Partner shall be deemed to have consented to the admission to the Partnership of Substitute Partners pursuant to this Section 9.3.

(c) Upon the admission of any Transferee as a Substitute Partner pursuant to this Section 9.3, (i) such Transferee shall succeed to the rights, liabilities and obligations of the Transferor, (ii) the Contributions, Distributions, allocations and Capital Account of the Transferor shall become the Contributions, Distributions, allocations and Capital Account, respectively, of the Transferee for all purposes hereof and (iii) the Transferor shall be relieved of its liabilities and obligations hereunder as a Partner, in each case to the extent that the same are attributable to the Interest Transferred by the Transferor to the Transferee.

9.4 **Death, Bankruptcy, Dissolution or Incapacity of a Partner**. Upon the death, Bankruptcy, insolvency, dissolution or adjudication of incompetency of a Partner, the successor, estate, executor, administrator, guardian, conservator or other authorized representative of such Partner shall have (a) all the rights of a Partner hereunder for the purpose of settling such Partner's estate or effecting the orderly winding up and disposition of the business and assets of such Partner (as applicable), and (b) such power as such Partner possessed hereunder to designate a Transferee of all or any portion of its Interest and, in the case of a Transfer of all or any portion of such Interest, to join with the Transferee in making application to substitute such Transferee as a Partner. However, such an authorized representative shall not under any circumstances be deemed to be a Substitute Partner, other than in accordance with Section 9.3. To the extent permitted by applicable law, the successor or estate of a deceased, bankrupt, insolvent, dissolved or incompetent Partner shall be liable for all the liabilities and obligations of such Partner hereunder.

9.5 **Multiple Ownership**. In the event of any Transfer that would result in multiple ownership by substituted Limited Partners of all or any portion of the Transferor's legal interest in the Partnership, the General Partner may require one or more trustees or nominees to be designated as the representatives of such substituted Limited Partners for the purposes of receiving all notices which may be given, and all payments which may be made, under this Agreement in respect of such Transferred interest and for the purpose of exercising all rights which may be exercised pursuant to the provisions of this Agreement in respect of such Transferred interest .

9.6 **Drag-Along Rights**.

(a) If at any time the Limited Partners representing more than 50% of the aggregate LP Units held by all Limited Partners (the "**Selling Partners**") accept a bona fide third-party proposal for the transfer of their Interests to any Person or Persons (other than to an Affiliate of the Partnership) (collectively, a "**Drag-Along Transferee**") in a transaction or series of related

transactions (including by way of a purchase agreement, tender offer, merger or other business combination, transaction or otherwise) (each, a "**Drag-Along Sale**"):

(i) the Selling Partners shall have the right, subject to the other provisions of this Section 9.6, to require each Limited Partner to Transfer to the Drag-Along Transferee such percentage of its LP Units as is equal to the percentage of the LP Units owned by the Selling Partners that is proposed to be Transferred in the Drag-Along Sale (such rights arising under this Section 9.6(a) being referred to as "**Drag-Along Rights**"). Each Limited Partner required to Transfer LP Units to the Drag-Along Transferee pursuant to this Section 9.6 shall be referred to herein as a "**Drag-Along Co-Seller**"; and

(ii) the General Partner may, at its option, participate in the Drag-Along Sale by delivering a written notice (the "**GP Tag-Along Notice**") to the Selling Partners stating its election to do so and specifying the number of GP Units to be sold by it (which shall not exceed, in percentage terms, the percentage of the LP Units owned by the Selling Partners that is proposed to be Transferred in the Drag-Along Sale) no later than ten (10) Business Days after receipt of the Drag-Along Notice. The offer contained in the GP Tag-Along Notice shall be irrevocable upon delivery to the Selling Partners, and (A) the General Partner shall be bound and obligated to sell on the terms and conditions set forth in this Section 9.6 as if it were a Drag-Along Co-Seller, and (B) the Selling Partners shall cause to all of the Units specified by the General Partner in its GP Tag-Along Notice to be included in the Drag-Along Sale. Notwithstanding anything herein to the contrary, the Selling Partners must obtain the prior written consent of the General Partner if the Drag-Along Sale would materially alter the terms of this Agreement.

(b) In connection with any Drag-Along Sale:

(i) subject to Section 9.6(c), each Drag-Along Co-Seller will transfer the applicable percentage of its LP Units on substantially the same terms (other than the aggregate price) and conditions applicable to, and, for the same type of consideration payable to the Selling Partners, at the price calculated in accordance with Section 9.6(b)(ii);

(ii) the aggregate purchase price payable or relative amounts of consideration to be received for the Units purchased by a Drag-Along Transferee will be allocated among the Selling Partners and the Drag-Along Co-Sellers *pro rata* in proportion to the total number of Units sold by the Selling Partners and Drag-Along Co-Sellers (after deduction, if applicable, of the proportionate share of (A) the expenses associated with such sale that are paid by the Partnership in connection with the sale, in accordance with Section 9.6(e), (B) amounts paid in escrow or held back, in the reasonable determination of the Selling Partners, and (C) amounts subject to post-closing purchase price adjustments, and addition of the proportionate share of any fee or other amount paid to any Limited Partner or its Affiliates in connection with such sale);

(iii) any indemnification or other obligations will be apportioned *pro rata* as among the Partnership (as applicable), the Selling Partners and the Drag-Along Co-Sellers, other than with respect to representations, warranties and covenants pertaining to and made individually by a Selling Partner or Drag-Along Co-Seller (e.g., representations as to title or authority or representations qualified by the individual knowledge of such Selling Partner or Drag-Along Co-Seller); provided, that all representations, warranties, covenants and indemnities shall

be made by the Selling Partners and Drag-Along Co-Sellers severally and not jointly, and any indemnification obligation in respect of breaches of representations and warranties that do not relate to any Selling Partner or Drag-Along Co-Seller individually shall be in an amount not to exceed the aggregate proceeds received by such Selling Partner or Drag-Along Co-Seller;

(iv) for purposes of calculating the number of Units subject to a Drag-Along Sale with respect to any Partner, each GP Unit and LP Unit shall constitute one Unit; and

(v) the Drag-Along Sale shall be subject to the requirements of Section 9.2 (other than Section 9.2(a)(iii)), unless otherwise waived in whole or in part by the General Partner in its sole discretion.

(c) The closing of a Drag-Along Sale shall take place at such time and place as the Selling Partners shall specify by notice to the General Partner and the Limited Partners, which notice shall be delivered at least five (5) Business Days prior to the proposed closing date. In connection with the closing of a Drag-Along Sale, the Drag-Along Co-Sellers will execute such documents, and make such representations, warranties, covenants and indemnities, as are executed and made by the Partnership or the Selling Partners, as applicable, or as are reasonably requested by the Selling Partners. At the request of the Drag-Along Transferee, all or a portion of the purchase price payable to the Selling Partners and the Drag-Along Co-Sellers in connection with a Drag-Along Sale may be held back in an escrow account for the purpose of satisfying such Selling Partners' and such Drag-Along Co-Sellers' obligations under the applicable documents, including indemnity obligations. In connection with a Drag-Along Sale, the Drag-Along Co-Sellers will also (i) consent to and raise no objections against the Drag-Along Sale or the process pursuant to which the Drag-Along Sale was arranged, (ii) waive any dissenter's rights and other similar rights, (iii) take all actions reasonably required or desirable or requested by the Selling Partners or the General Partner to consummate such Drag-Along Sale and (iv) comply with the terms of the documentation relating to the Drag-Along Sale.

(d) The rights set forth in this Section 9.6 will be exercised by the Selling Partners by giving written notice (the "**Drag-Along Notice**") to the General Partner and each Limited Partner, at least thirty (30) days prior to the date on which the Selling Partners expect to consummate the Drag-Along Sale. In the event that the material terms and/or conditions set forth in the Drag-Along Notice are thereafter amended in any material respect (including in respect of any GP Units to be sold, as applicable), the Selling Partners will give written notice (an "**Amended Drag-Along Notice**") of the amended terms and conditions of the proposed Transfer to the General Partner and each other Limited Partner. Each Drag-Along Notice and Amended Drag-Along Notice will make reference to the Selling Partners' rights hereunder and will set forth in reasonable detail, to the extent known: (i) the name and address of the Drag-Along Transferee, (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the Drag-Along Transferee, (iii) the number of Units subject to the Drag-Along Sale and (iv) the material terms of the proposed transaction, including the expected closing date of the transaction (or series of transactions). If during the one-year period following delivery of the Drag-Along Notice, the Selling Partners shall have not completed the proposed Drag-Along Sale (other than as a result of a Limited Partner failing to comply with this Section 9.6), each Drag-Along Co-Seller shall be released under its obligations under the Drag-Along Notice, and it shall be necessary for

a separate Drag-Along Notice to be furnished and the terms and provisions of this Section 9.6 separately complied with, in order to consummate such proposed Drag-Along Sale.

(e) Unless waived by the General Partner in its sole discretion, the fees, costs and expenses of the Selling Partners (or the General Partner, as applicable) incurred in connection with a Drag-Along Sale and for the benefit of all Drag-Along Co-Sellers (it being understood that costs incurred by or on behalf of each Selling Partner (or the General Partner, as applicable) for its sole benefit will not be considered to be for the benefit of all Drag-Along Co-Sellers), to the extent not paid or reimbursed by the Partnership or the Drag-Along Transferee, shall be shared by the Selling Partners, the General Partner (as applicable) and the Drag-Along Co-Sellers on a *pro rata* basis, based on the consideration received by each such Partner.

9.7 **Tag-Along Rights**.

(a) If at any time the General Partner accepts a bona fide third-party proposal for the transfer of all or a majority of its GP Units to any Person or Persons (other than to an Affiliate of the General Partner) (collectively, a "**Proposed Transferee**") in a transaction or series of related transactions (a "**Proposed Sale**"):

(i) the General Partner shall deliver a written notice (the "**Sale Notice**") to each Limited Partner, at least thirty (30) days prior to the date on which the General Partner expects to consummate the Proposed Sale. In the event that the material terms and/or conditions set forth in the Sale Notice are thereafter amended in any material respect, the General Partner will give written notice (an "**Amended Sale Notice**") of the amended terms and conditions of the proposed Transfer to each Limited Partner. Each Sale Notice and Amended Sale Notice will make reference to the Limited Partners' rights hereunder and shall set forth in reasonable detail, to the extent known: (i) the name of the Proposed Transferee, (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the Proposed Transferee, (iii) the number of GP Units subject to the Proposed Sale and (iv) the other material terms of the Proposed Sale, including the expected closing date. If during the one-year period following delivery of the Tag-Along Notice (other than as a result of a Limited Partner failing to comply with this Section 9.7), the General Partner shall not have completed the Proposed Sale, it shall be necessary for a separate Sale Notice to be furnished and the terms and provisions of this Section 9.7 separately complied with, in order to consummate such Proposed Sale.

(ii) Each Limited Partner that elects to participate in the Proposed Sale (each, a "**Tag-Along Co-Seller**") shall exercise its rights set forth in this Section 9.7 by giving written notice (the "**LP Tag-Along Notice**") to the General Partner, stating its election to do so and specifying the number of LP Units to be sold by it, no later than ten (10) Business Days after receipt of the Sale Notice or Amended Sale Notice, as applicable. The offer in each LP Tag-Along Notice shall be irrevocable, and to the extent such offer is accepted, (A) such Tag-Along Co-Seller shall be bound and obligated to sell on the terms and conditions set forth in this Section 9.7, and (B) the General Partner shall use its reasonable best efforts to include in the Proposed Sale all of the Units specified by the Tag-Along Co-Seller in its LP Tag-Along Notice, it being understood that the Proposed Transferee shall not be required to purchase Units in excess of the number set forth in the Sale Notice. In the event the Proposed Transferee elects to purchase less of than all of the Units sought to be sold by the Tag-Along Co-Seller(s), the General Partner, in its sole

discretion, may reduce the number of Units to be sold by General Partner and each Tag-Along Co-Seller so that each such Partner is entitled to sell its *pro rata* portion (based on such Partners' respective Unit Percentages) of the number of Units the Proposed Transferee elects to purchase.

(b) In connection with any Proposed Sale:

(i) subject to Section 9.7(c), each Tag-Along Co-Seller will transfer the applicable number of its LP Units on substantially the same terms (other than the aggregate price) and conditions applicable to, and, for the same type of consideration payable to the General Partner, at the price calculated in accordance with Section 9.7(b)(ii);

(ii) the aggregate purchase price payable or relative amounts of consideration to be received for the Units purchased by a Proposed Transferee will be allocated among the General Partner and the Tag-Along Co-Sellers *pro rata* in proportion to the total number of Units sold by the General Partner and Tag-Along Co-Sellers (after deduction, if applicable, of the proportionate share of (A) the expenses associated with such sale that are paid by the Partnership in connection with the sale, in accordance with Section 9.7(d), (B) amounts paid in escrow or held back, in the reasonable determination of the General Partner, and (C) amounts subject to post-closing purchase price adjustments, and addition of the proportionate share of any fee or other amount paid to any Partner or its Affiliates in connection with such sale);

(iii) any indemnification or other obligations will be apportioned *pro rata* as among the Partnership (as applicable), the General Partner and the Tag-Along Co-Sellers, other than with respect to representations, warranties and covenants pertaining to and made individually by the General Partner or a Tag-Along Co-Seller (e.g., representations as to title or authority or representations qualified by the individual knowledge of the General partner or a Tag-Along Co-Seller); provided, that all representations, warranties, covenants and indemnities shall be made by the General Partner and Drag-Along Co-Sellers severally and not jointly, and any indemnification obligation in respect of breaches of representations and warranties that do not relate to the General Partner or any Tag-Along Co-Seller individually shall be in an amount not to exceed the aggregate proceeds received by the General Partner or such Tag-Along Co-Seller;

(iv) for purposes of calculating the number of Units subject to a Proposed Sale with respect to any Partner, each GP Unit and LP Unit shall constitute one Unit; and

(v) the Proposed Sale shall be subject to the requirements of Section 9.2 (other than Section 9.2(a)(iii)), unless otherwise waived in whole or in part by the General Partner in its sole discretion.

(c) The closing of a Proposed Sale shall take place at such time and place as the General Partner shall specify by notice to the Limited Partners, which notice shall be delivered at least five (5) Business Days prior to the proposed closing date. In connection with the closing of a Proposed Sale, the Tag-Along Co-Sellers will execute such documents, and make such representations, warranties, covenants and indemnities, as are executed and made by the Partnership or the General Partner, as applicable, or as are reasonably requested by the General Partner. At the request of the Proposed Transferee, all or a portion of the purchase price payable

to the General Partner and the Tag-Along Co-Sellers in connection with a Proposed Sale may be held back in an escrow account for the purpose of satisfying the General Partner's and such Tag-Along Co-Sellers' obligations under the applicable documents, including indemnity obligations. In connection with a Proposed Sale, the Tag-Along Co-Sellers will also (i) take all actions reasonably required or desirable or requested by the General Partner to consummate such Proposed Sale and (ii) comply with the terms of the documentation relating to the Proposed Sale.

(d) Unless waived by the General Partner in its sole discretion, the fees, costs and expenses of the General Partner incurred in connection with a Proposed Sale and for the benefit of all Tag-Along Co-Sellers (it being understood that costs incurred by or on behalf of the General Partner for its sole benefit will not be considered to be for the benefit of all Tag-Along Co-Sellers), to the extent not paid or reimbursed by the Partnership or the Proposed Transferee, shall be shared by the General Partner and the Tag-Along Co-Sellers on a *pro rata* basis, based on the consideration received by each such Partner.

(e) This Section 9.7 shall not apply to (i) sales of GP Units in a distribution to the public (whether pursuant to a registered public offering, Rule 144 or otherwise) or (ii) any Transfer of GP Units made by the General Partner as part of a Drag-Along Sale.

ARTICLE 10

REDEMPTIONS

10.1 **No Voluntary Redemptions of Interests**. None of the Partners shall have any right to require the Partnership to redeem any Interest (including the Interest held by such Partner); provided, however, that the General Partner may cause the Partnership to redeem Interests pursuant to Section 10.2.

10.2 **Involuntary Redemptions of Interests**.

(a) The Partnership shall have the right, exercisable at any time in accordance with Section 10.2(c), to redeem (or cause the sale to a General Partner Designee of) the entire Interest then held by any Limited Partner, in the event that the General Partner shall determine, in its sole discretion, that the redemption or sale of such Limited Partner's Interest is necessary or advisable to prevent (i) the Partnership from no longer being treated as a partnership for U.S. federal income tax purposes, (ii) the Partnership or the General Partner from being in violation of, or from losing any exemption available to it under, the Advisers Act, the Securities Act, the Exchange Act or any other applicable U.S. federal or state securities law, (iii) the Partnership or the General Partner from being subject to the registration provisions of the Investment Company Act, (iv) the Partnership from being in violation of any regulations or requirements of the FCC, or of any other regulatory authority in relation to the Partnership's FCC Licenses; (v) a termination of the Partnership for U.S. federal income tax purposes, (vi) the Partnership from being treated as a publicly traded partnership under the Code, (vii) any other material adverse consequences to the Partnership as a result of the tax status (or lack of proof of the U.S. federal income tax status) of one or more Partners, or (viii) any other material adverse consequences to the Partnership, the General Partner or any of the other Partners (each event described in clauses (i) through (viii) above, an "**Involuntary Redemption Event**").

(b) The General Partner may adopt such amendments to this Agreement as it determines to be necessary or advisable to obtain such proof of the U.S. federal income tax status of the Limited Partners and, to the extent relevant, their beneficial owners, as the General Partner determines to be necessary to establish those Partners whose U.S. federal income tax status does not or would not have material adverse consequences to the Partnership, the General Partner or any of the other Partners. Such amendments may include provisions requiring all Limited Partners to certify as to their (and their beneficial owners') status as Eligible Holders upon demand and on a regular basis, as determined by the General Partner, and may require Transferees of Interests to so certify prior to being admitted to the Partnership as a Partner (any such required certificate, an "**Eligibility Certificate**").

(c) At any time when an Involuntary Redemption Event shall have occurred and be continuing with respect to any Limited Partner (including if at any time a Limited Partner fails to furnish an Eligibility Certificate or other information requested within a reasonable period of time specified in amendments adopted pursuant to Section 10.2(b)), or if upon receipt of an Eligibility Certificate or other information the General Partner determines, with the advice of counsel, that a Limited Partner is not an Eligible Holder, the Partnership or, at the option of the General Partner, any Person who shall have been designated by the General Partner (a "**General Partner Designee**"), may, at the Partnership's or such General Partner Designee's option, exercise the right under Section 10.2(a) to acquire (by redemption, in the case of the Partnership, or by purchase, in the case of the General Partner Designee) the entire Interest then held by such Limited Partner (any such Interests redeemed or acquired pursuant to this Article 10 are referred to as "**Redeemable Interests**"), which right shall be exercised as follows:

(i) The General Partner shall give written notice of exercise to such Limited Partner (any such notice, an "**Involuntary Acquisition Notice**") at its latest address designated on the records of the Partnership by registered mail, which notice shall be deemed to have been given when so mailed. The Involuntary Acquisition Notice shall specify (A) the identity of the acquirer and whether the proposed acquisition will be effected by redemption or purchase, (B) the Redeemable Interests, (C) the place and manner of payment or settlement, (D) that on and after the date fixed for redemption or acquisition, no further allocations or Distributions to which the Partner would otherwise be entitled in respect of the Redeemable Interests will accrue or be made and, (E) the proposed redemption or acquisition date, which shall be any Business Day not less than 20 days after the date on which such Involuntary Acquisition Notice is delivered to the applicable Partner; provided, however, that this 20-day prior notice requirement shall not apply if the General Partner determines in good faith that (x) the applicable Involuntary Redemption Event resulted from a breach of any representation made by such Partner in this Agreement (or, if such Partner's Interest was acquired by Transfer, in the related transfer documents) or (y) such Partner's continued ownership of its Interest would cause the Partnership or the General Partner to be in violation of any applicable law or regulation.

(ii) Upon the giving of an Involuntary Acquisition Notice to any Partner in accordance with the two immediately preceding sentences, such Partner shall be obligated to permit the Partnership to redeem, or to sell to the General Partner Designee, as applicable, on the acquisition date specified in such Involuntary Acquisition Notice, the entire Interest held by such Partner on such date. The provisions of this Article 10 shall also be applicable to Interests held by a Partner as a nominee of a Person determined not to be an Eligible Holder.

10.3 **Payments in Connection with Involuntary Acquisitions**.

(a) In the case of any redemption of Interests by the Partnership pursuant to Section 10.2, the Redeeming Partner shall be entitled to receive an amount equal to the Fair Market Value of such Interest. In the case of any sale of Interest to a General Partner Designee pursuant to Section 10.2, the Redeeming Partner shall be entitled to receive a cash amount (the "**Involuntary Transfer Price**") equal to the Fair Market Value of such Interest as of the effective date specified for such sale pursuant to Section 10.2.

(b) In the case of a redemption of a Redeeming Partner's Interest by the Partnership pursuant to Section 10.2, except to the extent otherwise provided in Section 6.1(f), 6.2 or in this Section 10.3(b), such Redeeming Partner shall be paid, as determined by the General Partner, in cash or by delivery of a promissory note of the Partnership. Any promissory note issued by the Partnership pursuant to this Section 10.3(b) shall bear interest at the rate of 5% per annum, shall be payable in three equal annual installments of principal together with accrued interest, commencing one year after the date of redemption, and shall be subject to optional prepayment without penalty.

(c) In the case of a sale of an Interest to a General Partner Designee pursuant to Section 10.2, such General Partner Designee shall pay the Involuntary Transfer Price to the Redeeming Partner within 90 days following the effective date specified for such sale pursuant to Section 10.2.

(d) Each Redeeming Partner agrees (i) that, at the time of any redemption or sale pursuant to Section 10.2 of the Interest held by such Redeeming Partner, such Interest shall be free and clear of all liens and other encumbrances, and (ii) in the case of a sale of the Interest held by such Redeeming Partner pursuant to Section 10.2, to take all such actions as the General Partner Designee shall request in order to vest in such General Partner Designee, on the effective date for such sale, good title to such Interest, free and clear of all liens and other encumbrances. Without limiting the generality of the foregoing, in the case of a sale of a Redeeming Partner's Interest to a General Partner Designee, (x) such General Partner Designee shall be entitled to receive from the Redeeming Partner customary representations as to title, authority and capacity to sell and to require a guaranteed signature of the Redeeming Partner and (y) the Redeeming Partner hereby appoints the General Partner as attorney-in-fact to transfer the Redeeming Partner's Interest on the books of the Partnership.

10.4 **Effects of Redemption**. From and after the effective date of any redemption of Interests pursuant to Section 10.2, (a) the Interest being redeemed (including the Units representing such Interest) shall cease to be outstanding for purposes of this Agreement, and (b) the Redeeming Partner shall not have any further rights in respect of such Interest (or Units) other than the right to receive payments in accordance with Section 10.3(b). A Redeeming Partner that is required to make a complete redemption of its Interest shall continue as a Partner after the date of the relevant Involuntary Acquisition Notice until the effective date of such redemption, but shall have no further right to exercise any of the powers conferred herein or under the laws of any jurisdiction purporting by statute to grant express rights to a limited partner of a limited partnership (including the Arizona Act), except that all allocations of Net Income, Net Loss or other items attributable to the Interest of the Redeeming Partner and any Distributions made with respect such Interest shall

be made to such Redeeming Partner through such redemption date. The redemption of a Limited Partner's Interest shall not effect a dissolution of the Partnership, and the remaining Partners shall continue the Partnership pursuant to this Agreement.

10.5 **Effect of Partnership Dissolution**. Notwithstanding anything to the contrary herein, no redemption under this Article 10 shall be effective if the Partnership is dissolved on or before the effective date specified for such redemption pursuant to Section 10.2.

10.6 **Transfers**. Nothing in this Article 10 shall prevent the recipient of an Involuntary Acquisition Notice from transferring its Interest before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the General Partner shall withdraw the Involuntary Acquisition Notice, provided the transferee of such Interest certifies to the satisfaction of the General Partner that it is an Eligible Holder. If the transferee fails to make such certification, such redemption shall be effected from the Transferee on the original redemption date.

ARTICLE 11

INDEMNIFICATION AND LIABILITY

11.1 **Liability of Covered Persons**.

(a) No Covered Person shall be liable to the Partnership or, any Limited Partner for any Losses (including monetary damages) to which the Partnership or any Limited Partner may become subject in connection with or arising out of or related to this Agreement or any other agreement contemplated hereby, the operations or affairs of the Partnership or any other action or omission of any Covered Person in relation to the Partnership (including (if applicable) any action or omission of any Covered Person in his or her capacity as a member of the Board of Directors or any committee thereof), unless and to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator appointed in accordance with Section 14.14 that such Losses resulted from (i) such Covered Person's own fraud, gross negligence or willful misconduct, (ii) a material breach by such Covered Person of any provision of this Agreement applicable to such Covered Person or (iii) a criminal violation by such Covered Person (as evidenced by such Covered Person having been convicted or having plead nolo contendere) of a material U.S. federal, state or other applicable securities law.

(b) Each Covered Person shall be entitled to rely in good faith on the advice of counsel, public accountants and other independent advisors experienced in the matter at issue and selected, employed or engaged with reasonable care by or on behalf of such Covered Person, the Partnership or the General Partner, and (notwithstanding anything in Section 11.1(a) to the contrary) any act or omission of any Covered Person in reliance on such advice shall in no event subject any Covered Person to liability to the Partnership or any Limited Partner.

(c) The Partners hereby acknowledge and agree that the provisions of this Agreement, to the extent that they purport to limit or otherwise modify the duties (including fiduciary duties) and liabilities of a Covered Person otherwise existing at law or in equity, shall to the maximum extent permitted by applicable law be deemed to limit or otherwise modify such

duties and liabilities to such extent. Without limiting the generality of the foregoing (and notwithstanding anything in Section 11.1(a) to the contrary), to the extent that any Covered Person has duties (including fiduciary duties) under applicable law or in equity to the Partnership or any Limited Partner, such Covered Person shall not be liable to the Partnership or any Limited Partner for any action or omission of such Covered Person in reliance on the provisions of this Agreement.

11.2 **Indemnification of Covered Persons**.

(a) The Partnership shall, to the maximum extent permitted by applicable law, indemnify and hold harmless each Covered Person from and against any and all Losses to which such Covered Person may become subject in connection with or arising out of or related to this Agreement or any other agreement contemplated hereby, the operations or affairs of the Partnership or any other action or omission of any Covered Person in relation to the Partnership (including Losses to which such Covered Person becomes subject by reason of his or her service as a member of the Board of Directors or any committee thereof); provided, however, that the foregoing indemnification shall not apply to any Losses to the extent that such Losses (i) are determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator appointed in accordance with Section 14.14 to have resulted from (x) such Covered Person's own fraud, gross negligence or willful misconduct, (y) a material breach by such Covered Person of any provision of this Agreement applicable to such Covered Person or (z) a criminal violation by such Covered Person (as evidenced by such Covered Person having been convicted or having plead nolo contendere) of a material U.S. federal, state or other applicable securities law or (ii) arise out of any action or proceeding that relates to a controversy or dispute that is solely between or among two or more of the General Partner and its respective Affiliates, members, officers or employees.

(b) In the event that any Covered Person becomes involved in any capacity in any action, proceeding or investigation in connection with any matter arising out of or related to this Agreement or any other agreement contemplated hereby, the operations or affairs of the Partnership or any other action or omission of any Covered Person in relation to the Partnership (including any action, proceeding or investigation in which such Covered Person becomes involved by reason of his or her service as a member of the Board of Directors or any committee thereof), the Partnership shall, to the fullest extent permitted by law, periodically advance funds to or reimburse such Covered Person for its legal and other expenses (including the cost of any investigation and preparation) as incurred in connection therewith; provided, however, that (i) such Covered Person shall be required to execute an appropriate instrument pursuant to which it agrees that it shall promptly repay to the Partnership the amount of any such advance or reimbursement received by it, to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator appointed in accordance with Section 14.14 that such Covered Person is entitled to indemnification by the Partnership pursuant to Section 11.2(a) in connection with such action or proceeding, and (ii) such Covered Person shall promptly repay to the Partnership the amount of any such advance or reimbursement paid to it to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator appointed in accordance with Section 14.14 that such Covered Person is not entitled to indemnification by the Partnership pursuant to Section 11.2(a) in connection with such action, proceeding or investigation.

(c) If for any reason the indemnification provided for in Section 11.2(a) is unavailable to any Covered Person (other than by reason of the proviso contained in such Section), or is insufficient to hold any Covered Person harmless from all applicable Losses, then the Partnership shall contribute to the amount paid or payable by such Covered Person in respect of the applicable Losses in such proportion as is appropriate to reflect the relative benefits received by the Partnership, on the one hand, and such Covered Person, on the other hand, with respect to the matters in question or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits referred to above but also any other relevant equitable considerations.

(d) The General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner if such appointment was not made in Bad Faith.

(e) The Partnership may purchase and maintain (or reimburse the General Partner of its Affiliates for the cost of) insurance on behalf of the General Partner, its Affiliates, the other Covered Persons and such other Persons as the General Partner shall determine, against any liability that may be asserted against, or expense that may be incurred by, such Person in connection with the Partnership's activities or such Person's activities on behalf of the Partnership, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement. In addition, the Partnership may enter into additional indemnification agreements with any Covered Person.

(f) The indemnity, reimbursement and contribution obligations of the Partnership under this Section 11.2 shall:

(i) survive the dissolution of the Partnership;

(ii) be in addition to (A) any other obligations or liabilities which the Partnership may have with respect to the matters in question, whether by contract, under applicable law, in equity or otherwise, and (B) any other rights to which a Covered Person may be entitled under any other agreement, under applicable law, in equity or otherwise, both as to actions and omissions in the Covered Person's capacity as a Covered Person and as to actions and omissions in any other capacity (including any capacity under the License Application and Construction Services Agreement, the Administrative Expenses Agreement or the Master Lease Agreement);

(iii) be enforceable by, and inure to the benefit of, the successors, assigns, heirs, executors, administrators, personal representatives and other authorized representatives of each Covered Person;

(iv) be satisfied only out of the assets of the Partnership, it being understood that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification; and

(v) not be denied to any Covered Person in whole or in part because the Covered Person had an interest in a transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

11.3 **Indemnification by Partners**. Each Person who is at any time a Limited Partner shall, on demand (whether or not such Person has then ceased to be a Limited Partner), indemnify and hold harmless (on a net after-tax basis) the Partnership and the General Partner from and against (a) any and all taxes (including withholding taxes) that the General Partner in good faith determines to be properly attributable to such Limited Partner, as well as any interest, penalties or additions to tax with respect thereto, and (b) any and all other Losses to which the Partnership or the General Partner may become subject in connection with or arising out of or related to the imposition, assessment or assertion of any tax or other amount described in clause (a) above. The indemnification obligations of each applicable Person under this Section 11.3 shall (i) survive the dissolution of the Partnership, (ii) be in addition to any other obligations or liabilities which such Person may have with respect to the matters in question, whether by contract, under applicable law, in equity or otherwise, and (iii) be enforceable by, and inure to the benefit of, the successors, assigns, administrators and other authorized representatives of the Partnership or the General Partner.

11.4 **Limitation by Law**. If the Partnership is subject to any U.S. federal or state law, rule or regulation which restricts the extent to which any Covered Person may be exonerated or indemnified by the Partnership pursuant to this Agreement, then the indemnification provisions set forth in this Article 11 shall be deemed to be amended, automatically and without further action by the Partners, solely to the extent necessary to conform to such restrictions on exoneration or indemnification as are set forth in such law, rule or regulation.

11.5 **Amendments**. No amendment, modification or repeal of this Article 11 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Covered Person to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Covered Person under and in accordance with the provisions of this Article 11 as in effect immediately prior to such amendment, modification or repeal, with respect to Losses arising from or relating to events occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such Losses may be incurred or claims for indemnification in respect of such Losses may be asserted.

ARTICLE 12

RECORDS AND ACCOUNTING; REPORTS

12.1 **Records and Accounting**.

(a) The General Partner shall keep or cause to be kept at the principal office of the Partnership (or at such other place as the General Partner may specify from time to time in a written notice to the Limited Partners) appropriate books and records with respect to the Partnership, in which the transactions of the Partnership shall be entered. Such books and records of account, together with (i) an executed copy of this Agreement (and any amendments hereto), (ii) the Certificate (and any amendments thereto), (iii) Schedule A, as amended from time to time,

(iv) copies of all tax returns, if any, filed by the Partnership for each of the prior six (6) Fiscal Years and (v) all annual financial statements of the Partnership for each of the prior six (6) Fiscal Years, including any "management letters" received by the Partnership from its accountants with respect to such financial statements, shall be (x) maintained at the principal office of the Partnership (or such other place as the General Partner may specify from time to time in a written notice to the Limited Partners) at all times until at least the fifth anniversary of the Partnership's dissolution date, and (y) available for inspection and copying by each Limited Partner or its duly authorized representatives for any purpose reasonably related to such Partner's participation in the Partnership, at such Partner's expense and on not less than five (5) Business Days' prior written notice, during normal business hours; provided, however, that the Partnership shall not be required to provide any Partner with access to, and shall have the right to keep confidential from any or all of the Limited Partners, any confidential or proprietary information pertaining to the Partnership's activities or any other information that the General Partner reasonably believes to be in the nature of trade secrets.

(b) The Partnership's books of account shall, except as otherwise determined by the General Partner in its sole discretion, be maintained in accordance with generally accepted accounting principles in effect in the United States; provided that the financial statements of the Partnership shall not be consolidated with those of the General Partner or any of its Affiliates.

(c) The "**Fiscal Year**" of the Partnership will end on May 31 of each year for so long as the Master Lease Agreement is in effect, except that the Partnership's final Fiscal Year shall end on the date on which the winding up of the Partnership is completed; provided, however, that the General Partner may change the Partnership's Fiscal Year for U.S. federal income tax purposes to the extent required by the Code.

(d) Except for information otherwise required to be provided or made available to Partners pursuant to this Agreement (other than Section 12.1(a)), the General Partner may keep confidential from the Limited Partners any information (i) the disclosure of which the General Partner in good faith believes is or would be adverse to the interests of the Partnership or any Affiliate of the Partnership or (ii) which the Partnership or the General Partner is required by law, by contract or otherwise to keep confidential.

12.2 **Reports**.

(a) Commencing with the Fiscal Year ending May 31, 2020, the General Partner shall use commercially reasonable efforts to furnish to each Partner, within 120 days after the close of each Fiscal Year or (in the event of the late receipt by the Partnership of any necessary information from any Person) as soon as practicable thereafter, the financial statements of the Partnership for such Fiscal Year. Such financial statements shall include:

(i) the balance sheet of the Partnership as of the end of such Fiscal Year and the income statement of the Partnership for such Fiscal Year, all prepared in accordance with generally accepted accounting principles in effect in the United States and audited by such recognized independent public accounting firm as shall be selected by the General Partner; and

(ii) a statement showing such Partner's closing Capital Account balance as of the end of such Fiscal Year.

Commencing with the Fiscal Year ending May 31, 2020, the General Partner also shall furnish to each Partner, within 90 days after the end of each Fiscal Year or as soon as practicable thereafter, (x) a brief narrative report as to the status and operations of the Partnership and (y) such other information concerning the Partnership's business and operations as the General Partner may determine to provide.

(b) The General Partner shall use commercially reasonable efforts to furnish to each Partner (and to each Person that was a Partner during the applicable Fiscal Year), within 120 days after the end of each Fiscal Year or (in the event of the late receipt by the Partnership of any necessary information from any Person) as soon as practicable thereafter, (i) such Partner's U.S. Internal Revenue Service Schedule K-1 (or any successor or schedule form) setting forth such Partner's share of all items of income, gain, loss, deduction or expense of the Partnership for such Fiscal Year for U.S. federal income tax purposes and (ii) to the extent that such Partner requests the same in writing from the General Partner prior to the end of such 120-day period, any additional information then in the possession of the General Partner as such Partner reasonably requests to enable it to reclaim any tax which has been withheld in connection with the Partnership, to complete its tax returns or to fulfill any other reporting requirements applicable to it.

(c) The General Partner shall furnish to each Partner, within 60 days after the close of each of the first three fiscal quarters of each Fiscal Year or (in the event of the late receipt by the Partnership of any necessary information from any Person) as soon as practicable thereafter, unaudited financial statements of the Partnership for the fiscal quarter then ended (comprised of a balance sheet as of the end of such fiscal quarter, an income statement for such fiscal quarter and a statement of such Partner's closing Capital Account balance as of the end of such fiscal quarter).

(d) Unless otherwise required by the Code, the Partnership shall use the accrual method of accounting for U.S. federal income tax purposes.

ARTICLE 13

DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

13.1 **Events Causing Dissolution**. The Partnership shall be dissolved and its affairs wound up upon the first to occur of the following:

(a) the General Partner ceases to serve in such capacity for any reason (whether by operation of the Arizona Act or otherwise);

(b) a written determination made by the General Partner, in its sole discretion, to dissolve the Partnership because it has determined in good faith that (i) changes in any applicable law, rule or regulation would be materially burdensome on the Partnership, (ii) such dissolution is necessary or advisable in order for the Partnership or the General Partner not to be in material violation of the Investment Company Act or for the General Partner not to be in material violation

of the Advisers Act or (iii) such dissolution is necessary or advisable in order for the Partnership or the General Partner to avoid unreasonable regulatory burdens;

(c) a written determination made by the General Partner, to dissolve the Partnership at any time after the Partnership ceases to directly or indirectly own any FCC Licenses; and

(d) the entry of a decree of judicial dissolution of the Partnership pursuant to the Arizona Act.

13.2 **No Other Dissolution**. The permitted methods of dissolution of the Partnership set forth in Section 13.1 shall be the sole means of dissolution of the Partnership, and each Partner (other than the General Partner) hereby irrevocably waives any right to maintain any action for dissolution of the Partnership (except pursuant to Article 8 of the Arizona Act). Without limiting the generality of the foregoing, the Partnership shall not be dissolved by reason of the dissolution, death, incompetency, Bankruptcy, insolvency, redemption of the Interests, or withdrawal from the Partnership of any Partner (other than the General Partner, to the extent required by the Arizona Act).

13.3 **Liquidator**. Following its dissolution, the Partnership shall be liquidated in an orderly manner. The General Partner shall be the liquidator or shall designate a liquidator to wind up the affairs of the Partnership pursuant to this Agreement; provided, however, that if there shall be no General Partner hereunder at any time following the Partnership's dissolution, then a Majority-In-Interest of the Limited Partners may designate another Person to act as the liquidator (and thereafter may remove and replace any such other Person at any time). The liquidator (if other than the General Partner) shall be entitled to receive compensation for its services as may be approved as may be approved by a Majority-In-Interest of the Limited Partners. Except as expressly provided in this Article 13, following the dissolution of the Partnership, until the winding up of the Partnership's affairs is completed, the liquidator shall continue to operate and manage the Partnership's properties and assets with all of the power and authority of the General Partner hereunder, subject to the power of the Partners to remove and replace the liquidator (if other than the General Partner) as provided above. Without limiting the generality of the foregoing, in performing its duties hereunder, the liquidator is hereby authorized (subject to compliance with Section 3.2) to sell, distribute, exchange or otherwise dispose of the FCC Licenses and other assets of the Partnership in any reasonable manner that the liquidator shall reasonably determine to be in the best interests of the Partners.

13.4 **Liquidation**.

(a) The liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as determined by the liquidator, subject to any applicable provisions of the Arizona Act and this Agreement, including the following:

(i) Such assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall

be deemed for purposes of Section 13.4(a)(iii) to have received cash equal to its Fair Market Value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. The liquidator may defer liquidation or distribution of the Partnership's assets for a reasonable time if it determines that an immediate sale or distribution of all or some of the Partnership's assets would be impractical or would cause undue loss to the Partners. The liquidator may distribute the Partnership's assets, in whole or in part, in kind if it determines that a sale would be impractical or would cause undue loss to the Partners.

(ii) Liabilities of the Partnership include amounts owed to the liquidator as compensation for serving in such capacity (subject to the terms of Section 13.3) and amounts owed to Partners other than in respect of their distribution rights under Article 6. With respect to any liability that is contingent, conditional or unmatured or is otherwise not yet due and payable, the liquidator shall either settle such liability for such amount as it determines to be appropriate or establish a reserve of cash or other assets to provide for its payment. When such liability is extinguished or determined by the liquidator to have been otherwise resolved, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

(iii) All property and all cash in excess of that required to discharge liabilities as provided in Section 13.4(a)(ii) shall be distributed to the Partners in accordance with Section 6.1(b). Notwithstanding any provision in this Agreement to the contrary, if, after giving effect to all allocations of income, gain, loss, deduction or expense of the Partnership under Article 8 for all Fiscal Years (including the Fiscal Year during which the liquidation of the Partnership occurs), any Partner's Capital Account is not equal to the amount to be distributed to such Partner pursuant to this Section 13.4(a)(iii), items of net or gross income, gain, deductions and loss for the Fiscal Year in which the Partnership is liquidated (and, if necessary, prior Fiscal Years, to the extent permitted by applicable law) are to be allocated among the Partners in such a manner as to cause, to the nearest extent possible, each Partner's Capital Account to equal the amount to be distributed to such Partner pursuant to this Section 13.4(a)(iii).

(b) The payments and Distributions made to a Partner in accordance with the provisions of Section 13.4(a) shall constitute a complete return to such Partner of its Contributions and a complete Distribution to such Partner of its Interest, and shall constitute a compromise to which all Partners have consented within the meaning of the Arizona Act.

13.5 **Certificate of Cancellation**. On completion of the payment and distribution of the Partnership's assets as provided in Section 13.4, the Partnership shall be deemed to be terminated, and the liquidator shall file a certificate of cancellation with the Secretary of State of the State of Arizona and take such other actions as may be necessary to terminate the legal existence of the Partnership.

13.6 **Expenses of Liquidator**. The fees, costs and expenses incurred by the liquidator in connection with winding up the affairs of the Partnership, all Partnership Expenses, liabilities, obligations and other Losses incurred by the Partnership (whether pursuant to this Agreement or otherwise) in connection with winding up the Partnership, and compensation for the services of the liquidator as approved in accordance with Section 13.3 (it being understood that such compensation shall not be paid if the liquidator is the General Partner or any of its officers, directors, employees or Affiliates) shall be borne in each case by the Partnership.

13.7 **Duration of Liquidation**. A reasonable time shall be allowed for the orderly winding up of the affairs of the Partnership, provided that the liquidator shall use its reasonable efforts to carry out the liquidation of the Partnership in conformity with the timing requirements of Treasury Regulations Section 1.704-1(b)(2)(ii)(g).

13.8 **Return of Contributions**. The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Contributions of the Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

13.9 **Capital Account Restoration**. No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership.

13.10 **Duty of Care**. The liquidator shall not be liable to the Partnership or any Limited Partner for any Loss attributable to any act or omission of the liquidator taken or omitted in good faith in connection with the liquidation of the Partnership or the payment or distribution of the Partnership's assets. The liquidator shall be entitled to rely in good faith on the advice of counsel, public accountants and other advisors with respect to liquidating the Partnership and paying or distributing its assets, and any act or omission of the liquidator in reliance on such advice shall in no event subject the liquidator to liability to the Partnership or any Limited Partner, provided that the liquidator has selected, employed or engaged such counsel, accountant or other advisor with reasonable care.

ARTICLE 14

GENERAL PROVISIONS

14.1 **Amendments**.

(a) Except as otherwise provided in this Agreement (including Sections 14.1(b) and (c) and the proviso to this Section 14.1(a)), the terms and provisions of this Agreement may be amended, waived or otherwise modified only with the written consent of the General Partner and a Majority-in-Interest of the Limited Partners; provided, however, that except as otherwise provided in this Agreement (including Section 14.1(b), but excluding the foregoing provisions of this Section 14.1(a)) no amendment, modification or waiver shall, without the approval of the affected Limited Partner, (i) increase the obligations of such Limited Partner under this Agreement in any material and disproportionate respect relative to other Limited Partners, (ii) decrease the Unit Percentage of such Partner (other than any such decrease contemplated by any provision of this Agreement, including Section 5.2 or Article 10, before giving effect to such amendment, modification or waiver) or (iii) change the manner in which distributions or allocations are made pursuant to the provisions of Articles 6 or 7 with respect to such Partner in any material and disproportionate respect relative to other Limited Partners.

(b) Notwithstanding anything in Section 14.1(a) to the contrary, this Agreement may be amended, waived or otherwise modified by the General Partner, in its sole discretion, without the approval of any Limited Partner, to (i) make any necessary or appropriate revisions to Schedule A; (ii) correct typographical errors and to eliminate ambiguities or inconsistencies, (iii)

add to the duties or obligations of the General Partner hereunder or surrender or waive any right or power granted to the General Partner hereunder, or (iv) make any other amendment, waiver or modification that would not, in the reasonable opinion of the General Partner, be materially adverse to the Limited Partners. The General Partner shall promptly furnish to each Limited Partner a copy of each approved waiver of or amendment or other modification to this Agreement.

(c) Amendments to this Agreement may be proposed only by the General Partner. To the fullest extent permitted by law, the General Partner shall have no duty or obligation to propose or approve any amendment to this Agreement and may decline to do so in its sole discretion and, in declining to propose or approve an amendment, to the fullest extent permitted by law shall not be required to act in good faith or pursuant to any other standard imposed by this Agreement or any other agreement contemplated hereby or under the Arizona Act or any other law, rule or regulation or at equity. An amendment shall be effective upon its approval by the General Partner and, except as otherwise provided by Section 14.1(a), a Majority-In-Interest of the Limited Partners, unless a greater or different percentage is required under this Agreement or by the Arizona Act. Each proposed amendment that requires the approval of Limited Partners shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the General Partner shall seek the written approval of Limited Partners holding the requisite Unit Percentages or call a meeting of the Partners to consider and vote on such proposed amendment. The General Partner shall notify all Limited partners upon final adoption of any such proposed amendment.

14.2 **Notices**. Unless otherwise expressly specified or permitted by the terms of this Agreement, all notices, proposals, requests, consents, approvals and other communications required or permitted to be given by or to any party hereto pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or delivered for all purposes hereof (a) when personally delivered to the intended recipient, (b) on the third Business Day after mailing, if mailed from within the United States by first class U.S. mail, postage prepaid, (c) on the date of sending, if sent by facsimile or email transmission, telex or prepaid telegram, or (d) on the first Business Day after transmittal thereof to a reputable overnight courier service for overnight delivery to the intended recipient. All such notices, requests, consents, approvals and other communications shall be addressed, in each case, (i) if to the Partnership, to the address set forth in Section 2.2 or to such other address as the General Partner may have specified by written notice to the Limited Partners, and (ii) if to any Partner (including the General Partner), to the address of such Partner set forth in Schedule A or in the instrument pursuant to which it became a Partner, or to such other address as such Partner may have specified by written notice delivered pursuant to this Section 14.2 to the other Partners.

14.3 **Power of Attorney**.

(a) Each Limited Partner hereby constitutes and appoints the General Partner as such Limited Partner's true and lawful representative and attorney-in-fact, in its name, place and stead, to make, execute, sign, acknowledge, deliver and file for such Limited Partner and on its behalf: (i) the Certificate and all additional instruments, certificates and other documents which may be required from time to time by any law, rule or regulation to effectuate, implement, continue or carry on the valid existence or the business of the Partnership; (ii) all instruments, certificates and other documents that may be required to effectuate or implement the dissolution or termination

of the Partnership in accordance with the provisions hereof and the Arizona Act; (iii) all amendments of this Agreement or the Certificate permitted by this Agreement and approved by the requisite Partners (whether or not such Limited Partner voted in favor of or otherwise approved such amendment); (iv) all instruments, certificates and other documents which may be required at any time to implement the provisions of Article 10 with respect to such Limited Partner, including instruments required to effectuate or implement any redemption or sale of such Limited Partner's Interest pursuant thereto; and (v) all other instruments, certificates and other documents required from time to time to admit to the Partnership any Additional Partner or Substitute Partner or to reflect any action of the Limited Partners duly taken pursuant to this Agreement (whether or not such Limited Partner voted in favor of or otherwise approved such action).

(b) Without limiting the generality of Section 14.3(a), if (i) an amendment of the Certificate or this Agreement is proposed, or another action is proposed to be taken by or with respect to the Partnership, that does not require under the terms of this Agreement the approval of all of the Partners, (ii) the General Partner and Limited Partners holding the requisite Unit Percentages specified in this Agreement as being required for such amendment or other action have approved such amendment or other action in the manner contemplated by this Agreement (disregarding the approval of any Limited Partner whose approval has been granted by the General Partner's use of such Limited Partner's power of attorney), and (iii) a Limited Partner has failed or refused to approve such amendment or other action (any such Partner, a "**Non-consenting Partner**"), each Non-consenting Partner agrees that the General Partner, in its capacity as such Non-consenting Partner's special attorney specified above, with full power of substitution, is hereby authorized and empowered to make, execute, sign, acknowledge, deliver and file, for and on behalf of such Non-consenting Partner and in its name, place and stead, all instruments, certificates and other documents which may be necessary or appropriate to permit such amendment to be lawfully made or such other action to be lawfully taken.

(c) Each Limited Partner is fully aware that it and each other Limited Partner have executed this special power of attorney, and that each Limited Partner will rely on the effectiveness of this special power of attorney with a view to the orderly administration of the Partnership's affairs.

(d) The grants of authority by each Limited Partner pursuant to paragraphs (a) and (b) above (i) constitute a special power of attorney coupled with an interest in favor of the General Partner, and as such shall be irrevocable and shall survive the death, disability or adjudication of incompetency of any Limited Partner that is an individual, and the merger, consolidation, dissolution or other termination of the existence of any Limited Partner that is a corporation, association, partnership, limited liability company, trust or other entity, and (ii) shall survive the Transfer by any Limited Partner of all or any portion of its Interest (except that in the case of a Transfer where the Transferee becomes a Substitute Partner with respect to the entire Interest of the Transferor, the special power of attorney granted by the Transferor pursuant to this Section 14.3 shall survive the Transfer for the sole purpose of enabling the General Partner to execute, acknowledge and file all certificates, instruments and other documents necessary to effect the admission of the Transferee as a Substitute Partner).

14.4 **Binding Effect**. This Agreement shall be binding upon, and inure to the benefit of each Partner and its estate, executor, administrator, guardian, conservator, other authorized representatives, successors and permitted assigns.

14.5 **Counterparts**. This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

14.6 **Governing Law**. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, excluding any conflict of laws rule or principle that might refer the governance or the construction of this Agreement to the law of another jurisdiction. In the event of a direct conflict between any provision of this Agreement, on the one hand, and any provision of the Certificate or any mandatory provision of the Arizona Act, on the other hand, the applicable provision of the Certificate or the Arizona Act shall control.

14.7 **Additional Documents**. Each Limited Partner hereby agrees to execute all certificates, instruments and other documents that may be required by the laws of any state or other jurisdiction in which the Partnership conducts its activities, including any such laws governing limited partnerships.

14.8 **Severability**. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties to this Agreement hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

14.9 **Entire Agreement**. Schedule A and Appendix I are a part of this Agreement. This Agreement, including Schedule A and Appendix I, supersede any and all oral or written agreements or understandings heretofore made, and contain the entire agreement of the parties hereto, with respect to the subject matter hereof.

14.10 **Waiver of Partition**. Each Partner hereby irrevocably waives and forfeits any and all rights that it may have, whether arising under contract or statute or by operation of law or otherwise, to maintain an action for partition of the Partnership or any of the Partnership's property.

14.11 **Section Headings**. The headings of the various Articles and Sections of this Agreement are for convenience of reference only and do not define, limit or otherwise affect any term or provision of this Agreement. Unless the context otherwise expressly requires, all references herein to Articles, Sections, Schedules and Appendices are to Articles, Sections, Schedules and Appendices of or to this Agreement.

14.12 **No Third Party Beneficiaries**. The provisions of this Agreement are intended solely to benefit the Partners and the Covered Persons and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any creditor of the Partnership

or any Partner (and no such creditor shall be a third party beneficiary of this Agreement) or upon any other Person that is neither a Partner nor a Covered Person.

14.13 **Confidentiality**.Each Limited Partner shall keep confidential and shall not disclose (and shall cause its agents and Affiliates to keep confidential and not disclose), without the prior written consent of the General Partner, any information with respect to the Partnership, the General Partner or any Iota Group Member, provided that a Limited Partner may disclose any such information (i) as has become generally available to the public other than as a result of a breach of this Section 14.13 by such Limited Partner or by any agent, representative or Affiliate of such Limited Partner, (ii) as may be required to be included in any report, statement or testimony required to be submitted to any municipal, state or national regulatory body having jurisdiction over such Limited Partner, (iii) as may be required in response to any summons or subpoena or in connection with any litigation, (iv) to the extent necessary to comply with any law, order, regulation or ruling applicable to such Limited Partner (including the Freedom of Information Act (FOIA 5 U.S.C. § 552)), (v) to its employees and professional advisors (including such Limited Partner's auditors and counsel and, for an ERISA Partner, such Persons as are necessary for the proper administration of the applicable ERISA plan), so long as such Persons are advised of the confidentiality obligations contained herein, and (vi) as may be required in connection with an audit by any taxing authority. In the event that a Limited Partner (or anyone to whom such Limited Partner has transmitted such information) becomes legally required (or reasonably determines that it is legally required) to disclose any such information, to the extent permitted by applicable law, such Limited Partner shall promptly notify the General Partner in writing of such requirement prior to any such disclosure so that the General Partner and/or the Partnership may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, or that the General Partner waives compliance with the provisions of this Section 14.13, such Limited Partner may disclose such information as it is legally required to disclose (or that it reasonably determines it is legally required to disclose), and such Limited Partner agrees to use reasonable efforts to obtain assurance that confidential treatment will be accorded the information so disclosed.

(b) The General Partner may disclose any information concerning the Partnership or any Partner necessary to comply with applicable laws and regulations, including any anti-money laundering or anti-terrorist laws or regulations, and each Limited Partner shall provide the General Partner, promptly upon request, with all information that the General Partner reasonably deems necessary to comply with such laws and regulations.

14.14 **Arbitration**. Any dispute or claim arising out of or in connection with this Agreement shall be settled by confidential, binding arbitration in accordance with the then-current rules of the American Arbitration Association applying the substantive law of the State of Arizona. The arbitration shall be conducted by one arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator may be empowered to award the prevailing party all costs and expenses directly related to the arbitration, including but not limited to reasonable attorneys' fees. The arbitration will be held in Maricopa County, Arizona.

[Signature Page to Follow]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day, month and year first above written.

GENERAL PARTNER:

IOTA SPECTRUM HOLDINGS, LLC

By: Rob Somers
Name: Rob Somers
Title: General Manager

INITIAL LIMITED PARTNER:

Rob Somers
ROB SOMERS

LIMITED PARTNER:

____
(Name of Limited Partner)
(Please type or print)

By: __________________________________
(Please sign)

(If individual signing is acting for a trustee or other representative signing on behalf of the Limited Partner, please print the full name of the trustee or other representative above the individual's signature)

To be completed by signatories signing on behalf of an entity:

Name: ________________________________
Title or
Capacity: _____________________________

Appendix I

DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings set forth below (such meanings to be equally applicable to both singular and plural forms of the terms so defined):

"**Acquired MHz-Pops**" means the MHz-Pops acquired by the Partnership from time to time (whether pursuant to the Contribution Agreements or otherwise).

"**Additional Partner**" means any Person that, in the sole discretion of the General Partner, is permitted to make a Contribution to the Partnership pursuant to Section 5.2 and be admitted to the Partnership as a Limited Partner after the Effective Date.

"**Administration Expenses**" has the meaning set forth in Section 3.5(d).

"**Administrative Expenses Agreement**" means that certain Administrative Expenses Agreement, dated on or about the date hereof, by and between the Partnership and the General Partner, in substantially the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

"**Advisers Act**" means the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder, in each case as amended from time to time, or any successor statute thereto.

"**Affiliate**" means, when used with respect to a specified Person, any Person that directly or indirectly controls, is controlled by or is under common control with such specified Person. Notwithstanding the foregoing, (a) the Limited Partners, in their capacity as such, shall not be deemed to constitute Affiliates of the Partnership, the General Partner or any other Iota Group Member, and (b) the Partnership shall not be deemed to constitute an Affiliate of the General Partner or any other Iota Group Member. For purposes of this definition, "**control**," as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

"**Agreement**" means this Amended and Restated Limited Partnership Agreement (including all Schedules and Appendices hereto), as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

"**Allocation Period**" means a Fiscal Year or, in the discretion of the General Partner, a portion of a Fiscal Year (in which case, the applicable Fiscal Year shall be divided into two or more Allocation Periods).

"**Amended Drag-Along Notice**" has the meaning set forth in Section 9.6(d).

"**Amended Sale Notice**" has the meaning set forth in Section 9.7(a)(i).

"**Arizona Act**" means the Revised Arizona Uniform Partnership Act, Title 29 (Arizona Revised Statutes A.R.S. Sections 29-301 *et. seq.*), as amended from time to time, or any successor statute thereto.

"**Available Cash**" means, as of any time of determination, the amount of (a) the Partnership's cash and cash equivalents at such time, including all Temporary Investments then held by the Partnership, minus (b) the sum of (i) funds reserved by the General Partner for claims against and obligations of the Partnership (including indemnification obligations which could arise following the Partnership's dissolution in respect of claims that are not pending or threatened at the time such funds are so reserved), and (ii) funds determined by the General Partner to constitute a reasonable provision for expenses yet to be paid by the Partnership.

"**Bad Faith**" means, with respect to any determination, action or omission, of any Person, board or committee, that such Person, board or committee reached such determination, or engaged in such act or omission, with the belief that such determination, action or omission was materially adverse to the interests of the Partnership.

"**Bankruptcy**" means, with respect to a Person, that such Person shall (i) have applied for or consented to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets; (ii) have filed a voluntary petition in bankruptcy under the United States Bankruptcy Code; (iii) have had an involuntary petition in bankruptcy commenced against such Person, which petition shall have remained unstayed or undismissed for a period of 60 days; (iv) have had entered an order for relief in bankruptcy with respect to such Person; or (v) have failed generally, or have admitted in writing to its failure to pay generally, its debts when they come due.

"**Bipartisan Budget Act**" means the Bipartisan Budget Act of 2015.

"**Board of Directors**" means any board of directors (or similar governing body) of the General Partner that may be established from time to time pursuant to the constitutive documents of the General Partner.

"**Book Value**" means with respect to any Partnership asset, the adjusted basis of the asset for U.S. federal income tax purposes, except as follows:

(a) the initial Book Value of any asset contributed by a Partner to the Partnership shall be the gross Fair Market Value of such asset, as determined by the General Partner;

(b) the Book Values of all Partnership assets may, at the sole discretion of the General Partner, be adjusted to equal their respective Fair Market Values (as determined by the General Partner), in accordance with the rules set forth in Treasury Regulations Section 1.704-1(b)(2)(iv)(f), as provided in Article 7;

(c) the Book Value of any Partnership asset distributed to a Partner shall be the gross Fair Market Value of such asset on the date of Distribution; and

(d) the Book Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in

determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Book Values shall not be adjusted pursuant to this clause (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to Article 7 is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this clause (d).

In the case of any Partnership asset that has a Book Value that differs from its adjusted tax basis, the Book Value shall be adjusted by the amount of depreciation, depletion and amortization calculated for purposes of the definitions of "Net Income" and "Net Loss" rather than the amount of depreciation, depletion and amortization determined for U.S. federal income tax purposes.

"**Business Day**" means any day excluding Saturday, Sunday and any other day on which banking institutions located in the State of New York or Arizona are authorized or required by law or other governmental action to be closed.

"**Capital Account**" has the meaning specified in Section 7.1(a).

"**Certificate**" means the Certificate of Limited Partnership of the Partnership as filed with the Office of the Secretary of State of the State of Arizona on or about April 25, 2019, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Arizona Act.

"**Code**" means the Internal Revenue Code of 1986, as amended.

"**Contribution Agreements**" means, collectively, the Contribution and Exchange Agreements, as attached hereto in substantially the form of Exhibit B, entered into from time to time on or after the Effective Date (a) by and between the General Partner and the Partnership, in the case of the License Contribution contemplated by Section 5.1(b) or any subsequent License Contribution by the General Partner, or (b) by and between any Limited Partner making a License Contribution on or after the Effective Date and the Partnership, pursuant to which the Limited Partners or the General Partner, as applicable, contribute existing FCC Licenses to the Partnership in exchange for Units on the terms contained therein, in each case, together with any additional conveyance documents and instruments contemplated thereby, as the same may be amended, supplemented or otherwise modified from time to time.

"**Contributions**" means, with respect to any Partner as of any time of determination, the aggregate amount of cash and the initial Book Value of any property (net of liabilities assumed or taken subject to by the Partnership, without duplication) contributed by or in the name of such Partner to the Partnership t or prior to such time in connection with the issuance of Units to such Partner.

"**Covered Persons**" means, collectively, (i) each current or former General Partner, (ii) each current or former member, manager, officer, director, employee, agent or Affiliate of any current or former General Partner or Iota Group Member (in each case other than in such person's capacity as a Partner) and (iii) any Person the General Partner designates as an "Covered Person" for purposes of this Agreement because such Person's service, status or relationship exposes such Person to potential claims, demands, actions, suits or proceedings relating to the Iota Group's business or affairs.

"**Depreciation**" means, with respect to any asset for each Allocation Period or other period, an amount equal to the depreciation, amortization or other cost recovery deduction, as computed for U.S. federal income tax purposes, allowable with respect to such asset for such period, except that if the Book Value of such asset differs from its adjusted tax basis for U.S. federal income tax purposes at the beginning of such year period, Depreciation shall be an amount which bears the same ratio to such beginning book value as the U.S. federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis, provided, however, that if the adjusted tax basis for U.S. federal income tax purposes of an asset at the beginning of such period is zero, then Depreciation is to be determined with reference to such beginning book value using any reasonable method determined by the General Partner.

"**Distribution**" means any distribution of cash, cash equivalents (including Temporary Investments), FCC Licenses or other assets or property made by the Partnership to a Partner (including the General Partner) pursuant to this Agreement. For purposes of this Agreement, the dollar amount of any Distribution consisting of FCC Licenses or other property shall equal the Fair Market Value of such FCC Licenses or other property as of the date of such distribution.

"**Drag-Along Co-Seller**" has the meaning set forth in Section 9.6(a)(i).

"**Drag-Along Notice**" has the meaning set forth in Section 9.6(d).

"**Drag-Along Rights**" has the meaning set forth in Section 9.6(a)(i).

"**Drag-Along Sale**" has the meaning set forth in Section 9.6(a).

"**Drag-Along Transferee**" has the meaning set forth in Section 9.6(a).

"**Economic Area**" means, with respect to any FCC License, the economic area market (as defined by the FCC) in which such FCC License is located.

"**Effective Date**" has the meaning set forth in the introductory paragraph of this Agreement.

"**Eligibility Certificate**" has the meaning set forth in Section 10.2(b).

"**Eligible Holder**" means a Person that satisfies the eligibility requirements established by the General Partner for Limited Partners pursuant to Section 10.2.

"**Exchange Act**" means the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, in each case as amended from time to time, or any successor statute thereto.

"**Fair Market Value**" means fair market value as determined in good faith by the General Partner.

"**FCC**" means the Federal Communications Commission or any successor agency or entity performing substantially the same functions.

"**FCC Licenses**" means spectrum licenses allocated under the FCC's Part 90 rules in the 800 MHz and 900 MHz spectrum bands that are compatible with the Iota Group's network.

"**Fiscal Year**" means the Partnership's fiscal year, as determined pursuant to Section 12.1(c).

"**General Partner**" means Iota Spectrum Holdings, LLC.

"**General Partner Designee**" has the meaning set forth in Section 10.2(c).

"**Good Faith**" means with respect to any determination, action or omission of any Person, board or committee, that such determination, action or omission was not taken in Bad Faith

"**GP Tag-Along Notice**" has the meaning set forth in Section 9.6(a)(ii).

"**GP Units**" means a Unit representing, when outstanding, a fractional part of the Interest of the General Partner, and having the rights and obligations specified with respect to GP Units in this Agreement.

"**ICI**" means Iota Communications, Inc., a Delaware corporation.

"**ICS**" means Iota Commercial Solutions, LLC, an Arizona limited liability company.

"**Initial Limited Partner**" has the meaning set forth in the introductory paragraph of this Agreement.

"**Initial Offering Period**" means the period from and including the Effective Date through and including the earlier of (a) the first date as of which 700 million LP Units have been issued and (b) such other date as the General Partner may determine in its sole discretion.

"**Interest**" means, with respect to any Partner as of any time of determination, the entire general or limited partner interest of such Partner in the Partnership as of such time, including such Partner's rights to receive allocations and distributions hereunder.

"**Investment Company Act**" means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder, in each case as amended from time to time, or any successor statute thereto.

"**Involuntary Acquisition Notice**" has the meaning specified in Section 10.2(c)(i).

"**Involuntary Redemption Event**" has the meaning specified in Section 10.2(a).

"**Involuntary Transfer Price**" has the meaning specified in Section 10.3(a).

"**Iota Group**" means, collectively, ICI, Iota Networks and ICS and their respective majority-owned subsidiaries (other than the Partnership, if applicable).

"**Iota Group Member**" means, as of any date of determination, any Person that is a member of the Iota Group as of such date.

"**Iota Networks**" means Iota Networks, LLC, an Arizona limited liability company.

"**License Application and Construction Services Agreement**" means that certain License Application and Construction Services Agreement, as attached hereto in substantially the form of Exhibit C, to be dated on or about the date hereof, by and between ICI and the Partnership, as the same may be amended, supplemented or otherwise modified from time to time.

"**License Contribution**" means, with respect to any Partner, a Contribution of one or more FCC Licenses to the Partnership by or on behalf of such Partner pursuant to a Contribution Agreement.

"**Limited Partners**" means those persons listed in Schedule A (as in effect on the date hereof) and shall also include any Additional Partner or Substitute Partner admitted to the Partnership after the date hereof in accordance with this Agreement, in each case in such Person's capacity as a limited partner of the Partnership.

"**Liquidity Event**" means any transaction or series of related transactions resulting in (a) a Sale of the Partnership, (b) a liquidation of the Partnership pursuant to Article 13, or (c) a leveraged recapitalization of the Partnership.

"**Losses**" means any and all claims, damages, judgments, settlement costs, penalties, fines, deficiencies, losses, taxes, expenses or other liabilities of any nature whatsoever (whether known or unknown, or liquidated or unliquidated), including attorneys' fees and expenses.

"**LP Tag-Along Notice**" has the meaning set forth in Section 9.7(a)(ii).

"**LP Unit**" means a Unit representing, when outstanding, a fractional part of the aggregate Interests of all Limited Partners, and having the rights and obligations specified with respect to LP Units in this Agreement.

"**Majority-in-Interest of the Limited Partners**" means, at any time of determination, Limited Partners whose aggregate Unit Percentages represent more than 50% of the aggregate Unit Percentages of all Limited Partners as of such time.

"**Master Lease Agreement**" means that certain Master Long-Term Spectrum Lease Agreement, as attached hereto in substantially the form of Exhibit D, to be dated on or about the date hereof, by and between the Partnership and Iota Networks, as the same may be amended, supplemented or otherwise modified from time to time.

"**MHz-Pops**" means a unit of measure that is the product of (a) the MHz (bandwidth) of spectrum assigned to a FCC License, multiplied by (b) the Pops (population) of the Economic Area market in which the FCC License is located.

"**Monetization Proceeds**" means all cash and non-cash proceeds (including securities), commissions and similar fees received by the Partnership from the disposition or other monetization of the Acquired MHz-Pops or from any other business activities of the Partnership, but excluding "Operating Proceeds" as defined herein.

"**Net Income**" and "**Net Loss**" means for each Fiscal Year or other period, the taxable income or loss of the Partnership, or particular items thereof, determined in accordance with Section 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments (without duplication):

(a) any income of the Partnership that is exempt from United States federal income taxation and not otherwise taken into account in computing Net Income and Net Loss shall be included;

(b) any expenditures of the Partnership that are described in Section 705(a)(2)(B) of the Code or are treated as such pursuant to Treasury Regulations section 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Net Income and Net Loss shall be subtracted;

(c) if the Book Value of any Partnership asset is adjusted as provided herein, the amount of such adjustment shall be taken into account as gain (if the adjustment increases the Book Value of such asset) or loss (if the adjustment decreases the Book Value of such asset) from the disposition of such asset and shall be taken into account for purposes of computing Net Income or Net Loss;

(d) if the Book Value of any asset differs from its adjusted tax basis for United States federal income tax purposes, any gain or loss resulting from a disposition of such asset shall be calculated with reference to such Book Value notwithstanding that the adjusted tax basis of such asset differs from its Book Value;

(e) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, Depreciation is to be taken into account for such Fiscal Year or other period, computed in accordance with the definition thereof;

(f) to the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) of the Code is required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a Distribution other than in complete liquidation of a Partner's Interest, the amount of such adjustment is to be treated as an item of gain (if the adjustment increases the basis of such asset) or loss (if the adjustment decreases the basis of such asset) from the disposition of such asset and is to be taken into account for purposes of computing Net Income or Net Loss; and

(g) notwithstanding any other provision of this definition, any items that are specially allocated pursuant to Section 8.5(a) shall not be taken into account in computing Net Income or Net Loss.

The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 8.5(a) shall be determined by applying rules analogous to those set forth in clauses (a) through (f) above.

"**Noncompensatory Option**" means a "noncompensatory option" within the meaning of Treasury Regulations Sections 1.721-2(f) and 1.761-3(b)(2).

"**Non-consenting Partner**" has the meaning specified in Section 14.3(b).

"**Operating Proceeds**" means all cash and non-cash proceeds (including securities), commissions and similar fees received by the Partnership pursuant to the Master Lease Agreement.

"**Organizational Expenses**" has the meaning set forth in Section 3.5(b)(i).

"**Original Agreement**" has the meaning set forth in the recitals hereto.

"**Original Partners**" has the meaning specified in Section 5.1(d).

"**Partner Nonrecourse Debt Minimum Gain**" means the amount determined in accordance with the principles of Treasury Regulations Section 1.704-2(i)(3) pertaining to "partner nonrecourse debt minimum gain."

"**Partners**" means, collectively, the General Partner and the Limited Partners.

"**Partnership**" has the meaning set forth in introductory paragraph of this Agreement.

"**Partnership Expenses**" has the meaning set forth in Section 3.5(b).

"**Partnership Minimum Gain**" has the meaning assigned to the term "partnership minimum gain" in Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

"**Partnership Representative**" means the "partnership representative" pursuant to Section 6223(a) of the Code.

"**Person**" or "**person**" means any individual, general partnership, limited partnership, corporation, limited liability company, joint venture, trust, business trust, association, unincorporated organization, country, state, city or other political subdivision, governmental agency or instrumentality, or other entity.

"**Plan Assets Regulations**" means the regulations concerning the definition of "plan assets" under ERISA adopted by the United States Department of Labor and codified at 29 C.F.R. § 2510.3-101, as amended from time to time, and as modified by the Pension Protection Act of 2006.

"**Proceeds**" means, collectively, Monetization Proceeds and Operating Proceeds.

"**Proposed Sale**" has the meaning set forth in Section 9.7(a).

"**Proposed Transferee**" has the meaning set forth in Section 9.7(a).

"**Redeemable Interests**" shall have the meaning set forth in Section 10.2(c).

"**Redeeming Partner**" means, with respect to any redemption of Interests by the Partnership or sale of Interests to a General Partner Designee pursuant to Section 10.2, the Limited Partner whose Interest is redeemed or sold in such redemption or sale.

"**Sale Notice**" has the meaning set forth in Section 9.7(a)(i).

"**Sale of the Partnership**" means any transaction or series of related transactions pursuant to which any Person or group of related Persons who, immediately prior to the contemplated transaction, is not an Affiliate of the Partnership or any Partner, in the aggregate acquires (a) a majority of all Units then outstanding (whether by merger, consolidation, reorganization, combination, or Transfer of Units), provided that the General Partner determines in its sole discretion that the application of Section 8.3(b) is necessary or appropriate in connection with such transaction or series of related transactions, or (b) all or substantially all of the Partnership's assets.

"**Securities Act**" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, in each case as amended from time to time, or any successor statute thereto.

"**Selling Partners**" has the meaning set forth in Section 9.6(a).

"**Subscription Agreements**" means, collectively, the Subscription Agreements, as attached hereto in substantially the form of Exhibit E, executed from time to time on or after the Effective Date by Limited Partners making a cash Contribution on or after the Effective Date, in each case as the same may be amended, supplemented or otherwise modified from time to time.

"**Subsequent Closing**" shall have the meaning set forth in Section 5.2(a).

"**Subsequent Closing Date**" shall have the meaning set forth in Section 5.2(a).

"**Substitute Partner**" means any Person admitted to the Partnership as a Partner pursuant to Section 9.3.

"**Tag-Along Co-Seller**" has the meaning set forth in Section 9.7(a)(ii).

"**Temporary Investments**" means (a) any fixed income securities, (b) any certificates of deposit or other interest-bearing obligations of any bank or trust company that is organized or licensed under the laws of the United States or any state thereof and that has a combined capital and surplus in excess of $100,000,000, maturing within one year after the Partnership's acquisition thereof or (c) investments in any money market fund having a net asset value of not less than $250,000,000.

"**Transfer**", "**Transferred**" or "**Transferring**" means, with respect to any Interest or Unit, a sale, transfer, assignment, participation, pledge, hypothecation or other disposition or encumbrance of any nature of or on such Interest or Unit or any beneficial interest therein (including a transfer as a result of a merger, consolidation or sale of all or substantially all of the Transferor's assets), and, in the case of an individual, whether during his or her life or at or following his or her death.

"**Transferee**" means, with respect to any Interest or Unit, the Person to whom such Interest or Unit or any beneficial interest therein is Transferred (or is to be Transferred) for any reason by any means.

"**Transferor**" means, with respect to any Interest or Unit, the Partner or other Person who Transfers (or desires to Transfer) such Interest or Unit or any beneficial interest therein for any reason by any means.

"**Treasury Regulations**" means the regulations promulgated by the United States Treasury Department under the Code (including temporary regulations and corresponding provisions of succeeding regulations), as such regulations may be amended from time to time.

"**Unit**" means a notional unit of partnership interest in the Partnership, representing a fractional part of the aggregate Interests in the Partnership of all partners.

"**Unit Percentage**" means, as of any time of determination with respect to any Partner, the percentage obtained by multiplying 100% by a fraction, the numerator of which is the aggregate number of Units held by such Partner as of such time and the denominator of which is the aggregate amount of Units held by all Partners as of such time.

* * * * *

Schedule A

Partners, Contributions, Units and Unit Percentages

[To be kept with the books and records of the Partnership.]

Exhibit A

Administrative Expenses Agreement

(Attached)

ADMINISTRATIVE EXPENSES AGREEMENT

ADMINISTRATIVE EXPENSES AGREEMENT (the "**Agreement**") dated as of November 5, 2019 by and between Iota Spectrum Holdings, LLC, an Arizona limited liability company (the "**Administrator**"), and Iota Spectrum Partners, LP, an Arizona limited partnership (the "**Partnership**").

WITNESSETH

WHEREAS, in connection with the admission to the Partnership of certain Limited Partners, the General Partner and the Limited Partners entered into that certain Amended and Restated Limited Partnership Agreement of the Partnership, dated as of November 5, 2019 (as the same may be amended, supplemented or otherwise modified from time to time, the "**Partnership Agreement**") (capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Partnership Agreement);

WHEREAS, pursuant to the Partnership Agreement, the Administrator is authorized and empowered, in its capacity as the General Partner of the Partnership, to manage and conduct the business, property and affairs of the Partnership and, in connection therewith, to provide certain administrative services to the Partnership; and

WHEREAS, this Agreement and the engagement of the Administrator by the Partnership is authorized by the Partnership Agreement, and the Partnership and the Administrator desire to enter into this Agreement, pursuant to which the Administrator will provide to the Partnership certain administrative and management services on the terms set forth therein and herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Administrative Services.

1.1 ***Services to be Provided by the Administrator.***

(a) The Administrator, through its Affiliates, its own personnel, and, to the extent it determines (in its sole discretion) that the same is necessary or advisable in order to perform the services for the Partnership that are required hereunder, by arranging for and coordinating services of other professionals, experts and consultants, shall provide the following services to the Partnership (collectively, the "**Administrative Services**"):

i. accounting and financial reporting services, including preparation of audited and unaudited financial statements and managing the bank accounts, books and records, accounts payable and accounts receivable of the Partnership;

ii. tax preparation services, including assisting with outsourced tax preparation processes, distributing K-1s and providing information for tax filings made by the Partners;

iii. making distributions to the Limited Partners;

iv. logistical support for marketing of the LP Units subsequent to the end of the Initial Offering Period, including arranging seminars and meetings with potential investors;

v. routine FCC license administration services, including renewal applications and coordinating with the FCC and other Iota Group Members;

vi. assistance (other than the rendering professional advice) with the Partnership's compliance with its routine legal and regulatory requirements; and

vii. such other administrative services with respect to the Partnership as the Administrator reasonably determines are necessary or advisable in connection with the provision of its services described in the foregoing clauses.

(b) The Administrative Services are limited to those specific duties stated in this Agreement. The Administrator may, as part of the Administrative Services, (i) perform incidental matters that arise from time to time that are directly related to the Administrative Services and (ii) add to its existing Administrative Services or perform additional matters not specifically described herein; provided, that the Administrator shall not be obligated to materially change or add to its existing Administrative Services in any respect.

(c) Notwithstanding anything in the Partnership Agreement or herein to the contrary, the Administrator warrants that the Administrative Services will be performed using reasonable diligence and consistent with industry standards for the same kind of services. Other than the foregoing warranty, the Administrator disclaims all other warranties, express or implied, and the sole remedy for breach of warranty by the Administrator under this Agreement is the re-performance of the applicable Administrative Services.

(d) Performance of the Administrative Services will depend to a great degree upon the Administrator receiving from the Partnership and the Limited Partners certain data, supporting documentation and other information relevant to the Administrative Services (the "**Partnership Data**"), as well as the Administrator's ability to obtain answers related to questions raised by the Partnership Data. The Partnership acknowledges that if Partnership Data is not provided in a timely manner, a delay in the performance of Administrative Services may occur. The Partnership agrees that while the Administrator will use commercially reasonable efforts to notify the Limited Partners of any errors, questions or incomplete information, the Administrator is not responsible for the accuracy of the Partnership Data provided by the Limited Partners.

SECTION 2. Administrative Expenses.

2.1 ***Payment and Reimbursement.***

(a) The Administrator shall pay (and the Partnership shall reimburse the Administrator for) the fees, costs and expenses (collectively the "**Administrative Expenses**")

incurred by the Administrator in connection with the administration of the Partnership's business and affairs, including (without limitation):

i. the Partnership's allocable share (as determined pursuant to the Partnership Agreement) of all fees, costs and expenses the Administrator incurs for salaries, rent, office equipment, and other similar overhead that are attributable to the Administrator's performance of the Administrative Services;

ii. all ongoing out-of-pocket record-keeping, accounting, auditing, administrative, reporting and tax return preparation fees, costs and expenses relating to the Partnership (to the extent that the same, for the avoidance of doubt, are not Organizational Expenses);

iii. all out-of-pocket fees, costs and expenses related to making Distributions;

iv. all out-of-pocket fees, costs and expenses (for example, costs of arranging seminars and meetings with prospective investors) attributable to the Administrator's provision of logistical support for the Partnership's capital-raising activities subsequent to the end of the Initial Offering Period;

v. with respect to the FCC Licenses, all out-of-pocket fees, costs and expenses incurred in connection with routine administration of the FCC Licenses, including renewal applications and coordinating with the FCC and Iota Group Members; and

vi. all out-of-pocket fees, costs and expenses incurred for compliance with routine legal and regulatory requirements arising from the activities of the Partnership (it being understood that all costs and expenses for the General Partner's compliance with legal and regulatory requirements arising from its own activities shall not constitute Partnership Expenses).

Except for the Administrative Expenses, all Partnership Expenses shall be paid (or reimbursed, as applicable) in accordance with the terms of the Partnership Agreement. The Administrator, in its capacity as such, shall not be entitled to receive from the Partnership additional compensation or expense reimbursement for the performance of its Administrative Services hereunder except as set forth herein.

(b) Except as otherwise provided in Section 2.1(c), during the term of this Agreement, the Partnership shall pay all amounts owed to the Administrator pursuant to Section 2.1(a) in respect of any fiscal quarter of the Partnership to be paid within 30 days after the end of such fiscal quarter; provided, however, that any such payment that would otherwise be due before the fifth anniversary of the Effective Date shall instead be due and payable on such fifth anniversary. Notwithstanding the immediately preceding sentence, in the event that prior to such fifth anniversary, there is a sale of all or substantially all Partnership assets or the Partnership is dissolved, then all such deferred payments shall be due and payable to the Administrator immediately upon the occurrence of such event. The Partnership shall make each payment required to be made to the Administrator hereunder in immediately available funds by wire transfer. Promptly following the end of each fiscal quarter of the Partnership, the Administrator shall deliver an invoice to the Partnership showing the aggregate amount of Administrative

Expenses payable by the Partnership with respect to such fiscal quarter, and the Administrator shall provide reasonably detailed supporting documentation for any such invoice as may be reasonably requested by the Partnership.

(c) In the event this Agreement terminates prior to the end of a fiscal quarter of the Partnership, the Partnership shall pay all amounts owed to the Administrator pursuant to Section 2.1(a) in respect of such fiscal quarter within 30)days following the date on which the Administrator delivers its final invoice setting forth its Administrative Expenses for such period.

(d) The Administrator and the Partnership shall use commercially reasonable efforts to promptly notify each other of any amount erroneously paid or owed to the Administrator, as applicable.

SECTION 3. Term; Survival.

(a) Except as otherwise provided in the next succeeding sentence, the term of this Agreement shall be the same as the term of the Partnership, together with the period of its winding up and liquidation, and shall terminate on the date on which a certificate of cancellation of the Certificate is filed with the Secretary of State of the State of Arizona pursuant to Section 13.5 of the Partnership Agreement or, if earlier, upon the mutual written consent of the parties hereto. Notwithstanding the immediately preceding sentence, the term of this Agreement shall automatically expire upon (and concurrently with) any cessation on the part of the General Partner to serve as the general partner of the Partnership (whether by operation of the Arizona Act or otherwise).

(b) Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement shall affect the provisions of SECTION 5, SECTION 6 or, to the extent that a period of service has occurred or any fees, costs or expenses have been incurred prior to termination, the provisions of SECTION 2, each of which shall survive such termination and remain in full force and effect in accordance with its terms, and the rights provided for in SECTION 2 and SECTION 5 shall be in addition to any rights to which any Covered Person or the Administrator, as the case may be, may be entitled by contract or as a matter of law or otherwise, and shall inure to the benefit of the Administrator's heirs, executors, administrators, personal representatives, successors and assigns.

SECTION 4. Notices. Except as otherwise specified herein, any notice, request, demand, consent, approval or other communication required or permitted to be given by or to either party hereto pursuant to this Agreement shall be in writing and shall be deemed to have been duly given or delivered for all purposes hereof (a) when personally delivered to the intended recipient, (b) on the date of delivery, if sent by facsimile transmission or e-mail, or (c) on the third Business Day after transmittal thereof to a reputable express courier service for overnight (or two-day) delivery to the intended recipient. All such notices, demands, requests, consents, approvals and other communications shall be addressed, in each case, to the following addresses or facsimile numbers of the parties hereto or to such other address or facsimile number as either such party may have specified by written notice to the other party hereto:

The Administrator:

Iota Spectrum Holdings, LLC
2111 E. Highland Avenue, Suite 305
Phoenix, AZ 85016
Fax: (602) 224-1099
Attn: Legal Department
E-mail: RSomers@iotacommunications.com

The Partnership:

Iota Spectrum Partners, LP
2111 E. Highland Avenue, Suite 305
Phoenix, AZ 85016
Fax: (602) 224-1099
Attn: Legal Department
E-mail: RSomers@iotacommunications.com

SECTION 5. Liability and Indemnification.

5.1 ***Limitation on Liability of Covered Persons.***

(a) To the maximum extent permitted by applicable law, none of the Administrator or any current or former director, officer, member, manager, employee, agent, representative or Affiliate of the Administrator (collectively, the "**Covered Persons**") shall be liable for any Losses (including monetary damages) to which the Partnership or any Limited Partner may become subject in connection with or arising out of or related to this Agreement, the operations or affairs of the Partnership or any other action or omission of any Covered Person in relation to the affairs of the Partnership, unless and to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator, appointed in accordance with Section 6.9, that such Losses resulted from (i) such Covered Person's own fraud, gross negligence or willful misconduct, (ii) a material breach by such Covered Person of any provision of this Agreement applicable to such Covered Person or (iii) a criminal violation by such Covered Person (as evidenced by such Covered Person's having been convicted or having plead nolo contendere) of a material U.S. federal, state or other applicable securities law.

(b) Each Covered Person shall be entitled to rely in good faith on the advice of counsel, public accountants and other independent advisors experienced in the matter at issue and selected, employed or engaged with reasonable care by or on behalf of such Covered Person or the Partnership, and (notwithstanding anything in Section 5.1(a) to the contrary) any act or omission of any Covered Person in reliance on such advice shall in no event subject any Covered Person to liability to the Partnership or any Limited Partner.

(c) The parties hereto hereby acknowledge and agree that the provisions of this Agreement, to the extent that they purport to limit or otherwise modify the duties (including fiduciary duties) and liabilities of a Covered Person otherwise existing at law or in equity, shall

to the maximum extent permitted by applicable law, be deemed to limit or otherwise modify such duties and liabilities to such extent. Without limiting the generality of the foregoing (and notwithstanding anything in Section 5.1(a) to the contrary), to the extent that any Covered Person has duties (including fiduciary duties) under applicable law, in equity or otherwise to the Partnership or any Limited Partner, such Covered Person shall not be liable to the Partnership or any Limited Partner for any action or omission of such Covered Person in reliance on the provisions of this Agreement.

5.2 ***Indemnification of Covered Persons.***

(a) To the maximum extent permitted by applicable law, the Partnership shall indemnify and hold harmless each Covered Person from and against any and all Losses to which such Covered Person may become subject in connection with or arising out of or related to this Agreement, the operations or affairs of the Partnership or any other action or omission of any Covered Person in relation to the Partnership; provided, however, that the foregoing indemnification shall not apply to any Losses to the extent that such Losses (1) are determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator, appointed in accordance with Section 6.9, to have resulted from (i) such Covered Person's own fraud, gross negligence or willful misconduct, (ii) a material breach by such Covered Person of any provision of this Agreement applicable to such Covered Person or (iii) a criminal violation by such Covered Person (as evidenced by such Covered Person having been convicted or having plead nolo contendere) of a material U.S. federal, state or other applicable securities law or (2) arise out of any action or proceeding that relates to a controversy or dispute that is solely between or among two or more of the Administrator and its respective Affiliates (other than the Partnership), members, officers or employees.

(b) In the event that any Covered Person becomes involved in any capacity in any action, proceeding or investigation in connection with any matter arising out of or related to this Agreement, the operations or affairs of the Partnership or any other action or omission of any Covered Person in relation to the Partnership, the Partnership shall, to the fullest extent permitted by law, periodically advance funds to or reimburse such Covered Person for its legal and other expenses (including the cost of any investigation and preparation) as incurred in connection therewith; provided, however, that (i) such Covered Person shall be required to execute an appropriate instrument pursuant to which it agrees that it shall promptly repay to the Partnership the amount of any such advance or reimbursement received by it, to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator, appointed in accordance with Section 6.9, that such Covered Person is entitled to indemnification by the Partnership pursuant to Section 5.2(a) in connection with such action or proceeding, and (ii) such Covered Person shall promptly repay to the Partnership the amount of any such advance or reimbursement paid to it to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction or an arbitrator, appointed in accordance with Section 6.9, that such Covered Person is not entitled to indemnification by the Partnership pursuant to Section 5.2(a) in connection with such action, proceeding or investigation.

(c) If for any reason the indemnification provided for in Section 5.2(a) is unavailable to any Covered Person (other than by reason of the proviso contained in such

Section), or is insufficient to hold any Covered Person harmless from all applicable Losses, then the Partnership shall contribute to the amount paid or payable by such Covered Person in respect of the applicable Losses in such proportion as is appropriate to reflect the relative benefits received by the Partnership, on the one hand, and such Covered Person, on the other hand, with respect to the matters in question or, if such allocation is not permitted by applicable law, to reflect not only the relative benefits referred to above but also any other relevant equitable considerations.

(d) The Administrator may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the Administrator shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the Administrator if such appointment was not made in Bad Faith.

(e) The Partnership may enter into additional indemnification agreements with any Covered Person.

(f) The indemnity, reimbursement and contribution obligations of the Partnership under this Section 5.2 shall:

i. survive the dissolution of the Partnership;

ii. be in addition to (A) any other obligations or liabilities which the Partnership may have with respect to the matters in question, whether by contract, under applicable law, in equity or otherwise, and (B) any other rights to which a Covered Person may be entitled under any other agreement, under applicable law, in equity or otherwise, both as to actions and omissions in the Covered Person's capacity as an Covered Person and as to actions and omissions in any other capacity (including any capacity under the License Application and Construction Services Agreement, the Master Lease Agreement or the Partnership Agreement);

i. be enforceable by, and inure to the benefit of, the successors, assigns, heirs, executors, administrators, personal representatives and other authorized representatives of each Covered Person;

ii. be satisfied only out of the assets of the Partnership, it being understood that the General Partner (in its capacity as such) shall not be personally liable for such indemnification; and

iii. not be denied to any Covered Person in whole or in part because the Covered Person had an interest in a transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement or the Partnership Agreement.

5.3 ***Limitation by Law***. If the Partnership is subject to any U.S. federal or state law, rule or regulation which restricts the extent to which any Covered Person may be exonerated or indemnified by the Partnership pursuant to this Agreement, then the indemnification provisions set forth in this SECTION 5 shall be deemed to be amended, automatically and without further

action by the Administrator or the Partnership, solely to the extent necessary to conform to such restrictions on exoneration or indemnification as are set forth in such law, rule or regulation

5.4 ***Amendments***. No amendment, modification or repeal of this SECTION 5 or any provision hereof shall in any manner terminate, reduce or impair the right of any past, present or future Covered Person to be indemnified by the Partnership, nor the obligations of the Partnership to indemnify any such Covered Person under and in accordance with the provisions of this SECTION 5 as in effect immediately prior to such amendment, modification or repeal, with respect to Losses arising from or relating to events occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such Losses may be incurred or claims for indemnification in respect of such Losses may be asserted.

SECTION 6. Miscellaneous.

6.1 ***Defined Terms; Captions***. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Partnership Agreement. Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or otherwise affect any term or provision of this Agreement. Unless the context otherwise expressly requires, all references herein to Sections are to Sections of this Agreement.

6.2 ***Interpretation***. Unless the context of this Agreement otherwise requires, (a) each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter, (b) the terms "hereof," "herein," "hereby" and "hereunder," and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section or provision, and (c) the words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." .

6.3 ***Counterparts***. This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

6.4 ***Choice of Law***. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to any rules or principles of conflicts of laws that would cause the application of the laws of any jurisdiction other than the State of Arizona.

6.5 ***Successors and Assigns***. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and each of their respective successors and permitted assigns; provided, however, that the Partnership may not assign any of its rights or obligations under this Agreement without the prior written consent of the Administrator.

6.6 ***Severability***. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable

law, the parties to this Agreement hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

6.7 ***Third Party Beneficiaries***. The provisions of this Agreement are intended solely to benefit the parties hereto and the Covered Persons and, to the fullest extent permitted by applicable law, shall not be construed as conferring any benefit upon any Limited Partner or any creditor of the Partnership or the Administrator (and no such Limited Partner or creditor shall be a third party beneficiary of this Agreement) or upon any other person that is neither a party hereto nor a Covered Person.

6.8 ***Amendment***. This Agreement may be amended or modified only by a written instrument signed by the parties hereto.

6.9 ***Arbitration***. Any dispute or claim arising out of or in connection with this Agreement shall be settled by confidential, binding arbitration in accordance with the then-current rules of the American Arbitration Association applying the substantive law of the State of Arizona. The arbitration shall be conducted by one arbitrator appointed in accordance with said rules. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator may be empowered to award the prevailing party all costs and expenses directly related to the arbitration, including but not limited to reasonable attorneys' fees. The arbitration will be held in Maricopa County, Arizona.

6.10 ***Force Majeure***. Notwithstanding any provision in this Agreement to the contrary, no party to this Agreement shall be responsible or liable for its failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation: any interruption, loss or malfunction of the internet, or of any utility, transportation, computer (hardware or software) or communication service; any inability to obtain labor, material, equipment or transportation, or a delay in mails; any governmental or exchange action, statute, ordinance, rulings, regulations or direction; any war, strike, riot, emergency, civil disturbance, terrorism, explosions, labor disputes, freezes, floods, fires, tornados, acts of God or public enemy, revolutions, insurrection or similar event; or any other cause, contingency, circumstance or delay not subject to that party's reasonable control which prevents or hinders that party's performance hereunder.

6.11 ***Entire Agreement***. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all oral or written agreements or understandings heretofore made between the parties hereto with respect to such subject matter (it being understood that this Agreement does not supersede any provision of the Partnership Agreement in any respect).

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their representatives thereunto duly authorized as of the day and year first above written.

ADMINISTRATOR:

IOTA SPECTRUM HOLDINGS, LLC

By: ______________________________
Name: Rob Somers
Title: General Manager

PARTNERSHIP:

IOTA SPECTRUM PARTNERS, LP

By: IOTA SPECTRUM HOLDINGS, LLC, its General Partner

By: ______________________________
Name: Rob Somers
Title: General Manager

[Signature Page to Administrative Expenses Agreement]

Exhibit B

Contribution and Exchange Agreement

(Attached)

CONTRIBUTION AND EXCHANGE AGREEMENT

THIS CONTRIBUTION AND EXCHANGE AGREEMENT (this "Agreement"), dated as of the 5th day of November, 2019, is entered into by and among Iota Spectrum Partners, LP, an Arizona limited partnership (the "Partnership"), Iota Spectrum Holdings, LLC, an Arizona limited liability company and the general partner of the Partnership (the "General Partner"), Iota Networks, LLC, an Arizona limited liability company ("Iota Networks"), Iota Communications, Inc., a Delaware corporation ("ICI"), and the person whose name is set forth opposite "Exchange Investor" on the signature page and in Schedule I hereto (the "Exchange Investor" and, collectively with the Partnership, the General Partner and Iota Networks, the "Parties"). Certain capitalized terms used in this Agreement are defined in Section 1 below.

WHEREAS, the Exchange Investor is the holder of one or more licenses and authorizations issued by the Federal Communications Commission (the "FCC") for the use of certain bandwidth of spectrum (the "MHz-Pops") assigned to such license (such licenses and authorizations being referred to as "FCC Licenses", and the FCC Licenses so held by the Exchange Investor, the "Investor FCC Licenses"), as set forth on Schedule I;

WHEREAS, the Exchange Investor currently leases the MHz-Pops to Iota Networks pursuant to one or more Long-Term *De Facto* Spectrum Lease Agreements (each, an "Existing Lease"), as set forth on Schedule I;

WHEREAS, the Partnership has been formed to, among other things, (a) acquire, hold, dispose of and otherwise effect transactions of any kind with respect to FCC Licenses, including acquiring the Investor FCC Licenses and certain other existing FCC Licenses, and (b) raise debt and equity capital for the purpose of acquiring new or additional FCC Licenses;

WHEREAS, on the Closing Date, the Exchange Investor desires to contribute and transfer the Investor FCC Licenses to the Partnership, and in exchange, the Partnership desires to accept the contribution of and acquire the Investor FCC Licenses and grant to the Exchange Investor certain limited partnership interests (the "Interests"), all on the terms and subject to the conditions set forth in this Agreement (the "Exchange");

WHEREAS, the Exchange Investor and the Partnership desire that the Exchange Investor be admitted as a Limited Partner, and the Exchange Investor will receive one LP Unit for each MHz-Pop contributed, as set forth on Schedule I, for all purposes under the Limited Partnership Agreement;

WHEREAS, concurrently with the contribution of the Investor FCC Licenses, the Exchange Investor and Iota Networks will terminate any Existing Leases; and

WHEREAS, the contribution and transfer of the Investor FCC Licenses by the Exchange Investor to the Partnership requires the consent of the FCC.

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations, warranties and indemnities contained in this Agreement, the Parties hereby agree as follows:

1. ***Definitions***. Capitalized terms used but not otherwise defined herein have the respective meanings ascribed to them in the Limited Partnership Agreement. In addition, as used in this Agreement:

"***Lien***" with respect to the FCC Licenses, means any lien, pledge, mortgage, adverse claim, security interest, charge, restriction or other encumbrance of any kind, whether arising by agreement, operation of law or otherwise (excluding, however, any restriction on transfer under the Existing Leases or any applicable FCC rule or regulation).

"***Limited Partnership Agreement***" means that certain Amended and Restated Limited Partnership Agreement of the Partnership, as in effect on the Closing Date (as defined in Section 2.3 below), as amended, supplemented or otherwise modified from time to time.

"***Securities Act***" shall mean the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

"***Transactions***" means, collectively, the transactions contemplated by this Agreement, including but not limited to, the Exchange and the termination of the Existing Lease(s).

2. ***The Exchange; Closing; Termination of Existing Leases***.

2.1 Agreement to Sell. The Exchange Investor acknowledges that this Agreement will become effective upon each Party signing and delivering this Agreement to the other party. The General Partner reserves the right to reject the Exchange Investor's contribution, in whole or in part, for whatever reason in its sole discretion. Upon the terms and subject to all of the terms and conditions contained herein, the Exchange Investor hereby agrees to contribute and transfer to the Partnership, and the Partnership hereby agrees to purchase and accept from the Exchange Investor on the Closing Date, the Investor FCC Licenses, free and clear of all Liens. Concurrently with such contribution and transfer, the Exchange Investor shall become bound by and agree to the terms and provisions of the Limited Partnership Agreement.

2.2 Consideration. As full consideration for the contribution and transfer of the Investor FCC Licenses to the Partnership, and upon the terms and conditions contained herein, (a) the Partnership shall issue to the Exchange Investor the aggregate number of LP Units set forth on Schedule I (it being understood that the Exchange Investor shall receive one LP Unit for each MHz-Pop contributed to the Partnership), and (b) Iota Networks shall make the payments required to be made by it pursuant to Section 2.4(b).

2.3 Closing. The consummation of the Transactions and the issuance of the LP Units to the Exchange Investor pursuant to this Agreement (the "Closing") shall take place promptly following the satisfaction or waiver of the conditions to the Closing in Section 2.5 below (other than those deliveries to take place on the Closing Date) at the principal administrative offices of the Partnership, or at such other time or place as determined by the General Partner (such date, the "Closing Date"). By mutual agreement of the General Partner and the Exchange Investor, the Closing may take place by conference call, telecopy or electronic mail/PDF with the exchange of original signatures, as requested, by overnight mail. To the extent permitted by law and GAAP, for all purposes under the Limited Partnership Agreement, the contribution and transfer of the

Investor FCC Licenses and the admission of the Exchange Investor as a Limited Partner shall be deemed to be effective as of 12:01 a.m. (Arizona time) on the Closing Date.

2.4 Termination of Existing Lease.

(a) The Exchange Investor and Iota Networks acknowledge and agree that, effective as of the Closing Date, each Existing Lease shall be and hereby is fully and irrevocably terminated and of no further force or effect, without the further action of any Party (it being understood that the Exchange Investor shall be entitled to receive the payments required to be made to it under Section 2.4(b) in respect of such Existing Lease notwithstanding such termination). Promptly following such termination, Iota Networks shall notify the FCC that each Existing Lease is no longer in effect.

(b) Following the Closing, the Exchange Investor shall be entitled to receive the following payments to account for the timing differences between the Existing Lease payment schedule (which is based on a calendar quarter system as per the terms of the Existing Lease (referred to as "calendar quarters" below")), and the Distribution schedule under the Limited Partnership Agreement (which is based on the Partnership's fiscal quarters (referred to as "fiscal quarters" below):

(i) *If the Closing occurs in the second or third month of a fiscal quarter* – the Exchange Investor shall receive its full quarterly payment due under its Existing Lease for the most recent calendar quarter preceding the month in which the Exchange Investor becomes a Limited Partner. Such quarterly payment shall be paid by Iota Networks to the Exchange Investor, as per the terms of its Existing Lease, at the end of the calendar quarter in which the Exchange Investor becomes a Limited Partner. Following the making of such payment, the Exchange Investor shall be entitled to no further payments in respect of its Existing Lease. At the end of the first full fiscal quarter following the Exchange Investor's admission to the Partnership (e.g., the fiscal quarter ending November 30, if the Exchange Investor becomes a Limited Partner in July or August), the Partnership shall pay to the Exchange Investor, in respect of its LP Units, its first quarterly Distribution from the Partnership (as reduced by the amount received by the Exchange Investor from Iota Networks in respect of its Existing Lease in respect of the first month of such fiscal quarter). Thereafter, the Exchange Investor shall be entitled to receive Distributions from the Partnership in respect of its LP Units at the end of each subsequent fiscal quarter, in accordance with the terms of the Limited Partnership Agreement.

(ii) *If the Closing occurs in the first month of a fiscal quarter* – the Exchange Investor shall receive its full quarterly payment due under its Existing Lease for the most recent calendar quarter preceding the month in which the Exchange Investor becomes a Limited Partner (e.g., the calendar quarter ending June 30, if the Exchange Investor is admitted to the Partnership in September). Such quarterly payment shall be paid by Iota Networks to the Exchange Investor, as per the terms of its Existing Lease, at the end of the calendar quarter in which the Exchange Investor becomes a Limited Partner. The Partnership shall pay the Exchange Investor for amounts that would have been payable under its Existing Lease in respect of the two calendar months preceding the month in which the Exchange Investor is admitted to the Partnership (e.g., for July and August, if the Exchange Investor is admitted to the Partnership in September). Such payment shall be made at the end of the fiscal quarter in which the Exchange

Investor is admitted to the Partnership (e.g., the fiscal quarter ending November 30, if the Exchange Investor becomes a Limited Partner in September). Following the making of such payment, the Exchange Investor shall be entitled to no further payments in respect of its Existing Lease. Thereafter, the Exchange Investor shall be entitled to receive Distributions from the Partnership in respect of its LP Units at the end of each subsequent fiscal quarter, in accordance with the terms of the Limited Partnership Agreement.

2.5 Conditions to Closing. Unless otherwise waived in a signed writing by the General Partner, the Exchange shall be contingent upon the satisfaction of the following conditions precedent:

(a) the FCC shall have approved the transfer of control of the Investor FCC Licenses to the Partnership;

(b) each of ICI and the Partnership shall have executed and delivered the License Application and Construction Services Agreement;

(c) each of the Partnership and Iota Networks shall have executed and delivered the Master Lease Agreement; and

(d) the Exchange Investor shall have executed and delivered its counterpart signature page to the Limited Partnership Agreement.

2.6 Acceptance of Units. The Exchange Investor hereby: (a) accepts the LP Units and (b) agrees to comply with, and be bound as a Limited Partner by and under, all provisions of the Limited Partnership Agreement. The Investor FCC Licenses shall become a part of the assets of the Partnership and, from and after the Closing Date, shall be held by the Partnership pursuant to and in accordance with the terms of the Limited Partnership Agreement. Concurrently with the execution of this Agreement, the Exchange Investor has delivered an executed counterpart signature page to the Limited Partnership Agreement, which shall become effective on the Closing Date.

3. ***Representations and Warranties of the Exchange Investor***. The Exchange Investor hereby represents and warrants to the Partnership, the General Partner and Iota Networks that the following statements are true and correct as of the date hereof and will be true and correct as of the Closing Date (except in each case to the extent that any such statement expressly specifies another date, in which case such statement shall be true and correct only as of such date):

3.1 Organization; Qualification; Authorization. The Exchange Investor (a) is the type of Person (individual, corporation, limited liability company, etc.) set forth under its name in Schedule I hereto, and is duly organized, validly existing and in good standing under the laws of the jurisdiction set forth under its name in Schedule I hereto and (b) is duly qualified, licensed or domesticated as a foreign corporation (or other entity, as applicable) in good standing in each jurisdiction wherein the nature of its activities or its properties owned or leased with respect to the Investor FCC Licenses requires such qualification, licensing or domestication. The Exchange Investor has all requisite power and authority to enter into, execute and deliver this Agreement and each of the other documents and instruments executed and delivered by it in connection with this Agreement (the "Ancillary Documents") and to perform all of the obligations required to be

performed by it hereunder and thereunder. This Agreement and each of the Ancillary Documents have been duly authorized, executed and delivered by the Exchange Investor on or prior to the Closing Date. From and after the execution and delivery thereof by the Exchange Investor, each of this Agreement and the Ancillary Documents constitutes the valid and binding obligation of the Exchange Investor, enforceable against the Exchange Investor in accordance with its terms.

3.2 Accredited Investor. The Exchange Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act. One or more of the categories set forth in the Accredited Investor Representation attached hereto as Annex A correctly describe the Exchange Investor, and the Exchange Investor has so indicated by signing or having its authorized representative sign on the blank line following each and every category that so describes it.

3.3 No Conflicts; Consents. Neither the execution and delivery by the Exchange Investor of this Agreement and the Ancillary Documents, nor the performance by it of its obligations hereunder or thereunder: (a) conflicts with, results in a breach, suspension, cancellation or revocation of, constitutes a default under, accelerates any performance required by the terms of, or results in the creation of any Lien upon the Investor FCC Licenses pursuant to (i) any law, rule or regulation of any government, governmental authority or regulatory agency to which it is subject (including the FCC), (ii) any judgment, order, writ, decree, permit or license of any court or other governmental authority or regulatory agency to which it is subject (including the FCC), (iii) any material contract, agreement, commitment or instrument to which it is a party or by which it or any of its assets is bound or affected, or (iv) its certificate of incorporation, bylaws or other constituent or governing documents; or (b) constitutes an event which, with the passage of time or action by a third party or both, would result in any such breach, default, acceleration or Lien. The execution and delivery by the Exchange Investor of this Agreement and the Ancillary Documents, and the performance by the Exchange Investor of its obligations hereunder and thereunder, do not require any registration, filing, notice, consent or approval under any such law, rule, regulation, judgment, order, writ, decree, permit, license, contract, agreement, commitment, instrument or constituent or governing document (except for any FCC approval contemplated under Section 2.5(a)).

3.4 FCC Licenses. The Exchange Investor is the legal and rightful owner of the Investor FCC Licenses and holds all right, title and interest in and to the Investor FCC Licenses, free and clear of all Liens. The Exchange Investor has not assigned, sold encumbered or otherwise transferred or disposed of all or any portion of the Investor FCC Licenses to any other Person (except under the Existing Leases).

3.5 Compliance with Law. The Exchange Investor's ownership of the Investor FCC Licenses has complied in all material respects with all applicable laws, rules, regulations and other requirements of all governmental authorities or regulatory agencies having jurisdiction over the Exchange Investor (including the FCC).

3.6 Litigation. There is no action, suit, claim, proceeding, arbitration or governmental investigation pending or, to the Exchange Investor's knowledge, threatened, against or affecting it or the Investor FCC Licenses, at law or in equity, which, if adversely determined, would call into question the validity of, or prevent the consummation of, the Transactions.

3.7 Brokers and Finders. The Exchange Investor has not, directly or indirectly, dealt with any person acting in the capacity of a finder or broker, and has not incurred any obligation for any finder's or broker's fee or commission, in connection with the Transactions.

3.8 Independent Review; Disclosure of Information. The Exchange Investor understands that the Transactions involve substantial risk and has conducted its own independent review and analysis of the Transactions. The Exchange Investor has had access to all information, including, without limitation, (i) communications from the General Partner and the Partnership received by the Exchange Investor on or prior to the date hereof and (ii) other information concerning the Transactions and the Partnership, and to all advice from its own tax, investment, legal and other advisors, which the Exchange Investor considers necessary or appropriate to make an informed decision with respect to the Transactions, it being understood that none of the Partnership, the General Partner, Iota Networks or their respective Affiliates has any duty or obligation to provide the Exchange Investor with any other information in connection with the Transactions or to update or supplement any information previously provided to the Exchange Investor. The Exchange Investor acknowledges that it has not been provided with any estimates or projections upon which it is relying with respect to the future performance of the Partnership.

4. ***Representations and Warranties of the General Partner***. The General Partner hereby represents and warrants to the Exchange Investor that the following statements are true and correct as of the date hereof and will be true and correct as of the Closing Date (except in each case to the extent that any such statement expressly relates to another date, in which case such statement shall be true and correct only as of such date):

4.1 Organization; Authorization. The Partnership is a duly constituted and validly existing limited partnership under the laws of the State of Arizona, and the General Partner is a duly constituted and validly existing limited liability company under the laws of Arizona. Each of the Partnership and the General Partner has all requisite power and authority to enter into, execute and deliver this Agreement and each of the Ancillary Documents to which it is a party, to perform all of their respective obligations required to be performed by the Partnership and the General Partner hereunder and thereunder, and, with respect to the Partnership, to own and hold FCC Licenses, including the Investor FCC Licenses. Each of this Agreement and the Ancillary Documents has been duly authorized, executed and delivered by the Partnership and the General Partner, as applicable, on or prior to the Closing Date and, from and after the execution and delivery thereof by the Partnership and the General Partner, constitutes the valid and binding obligation of the Partnership and the General Partner, enforceable against each in accordance with the terms hereof and thereof.

4.2 No Conflicts; Consents. Neither the execution and delivery by the Partnership or the General Partner of this Agreement and the Ancillary Documents to which it is a party, nor the performance by either of its respective obligations hereunder or thereunder: (a) conflicts with, results in a breach, suspension, cancellation or revocation of, constitutes a default under, accelerates any performance required by the terms of, or results in the creation of any Lien upon the Investor FCC Licenses pursuant to (i) any law, rule or regulation of any government, governmental authority or regulatory agency to which it is subject (including the FCC), (ii) any judgment, order, writ, decree, permit or license of any court or other governmental authority or regulatory agency to which it is subject (including the FCC), (iii) any material contract, agreement,

commitment or instrument to which it is a party or by which it or any of its assets is bound or affected, or (iv) its certificate of incorporation, bylaws or other constituent or governing documents; or (b) constitutes an event which, with the passage of time or action by a third party or both, would result in any such breach, default, acceleration or Lien. The execution and delivery by the Partnership and the General Partner of this Agreement and the Ancillary Documents to which it is a party, and the performance by the Partnership and the General Partner of its obligations hereunder and thereunder, do not require any registration, filing, notice, consent or approval under any such law, rule, regulation, judgment, order, writ, decree, permit, license, contract, agreement, commitment, instrument or constituent or governing document (except for any FCC approval contemplated under Section 2.5(a)).

4.3 Litigation. There is no action, suit, claim, proceeding, arbitration or governmental investigation pending or, to the General Partner's knowledge, threatened, against or affecting it or the Partnership, at law or in equity, which, if adversely determined, would call into question the validity of, or prevent the consummation of, the Transactions.

4.4 Brokers and Finders. Each of the Partnership and General Partner has not, directly or indirectly, dealt with any person acting in the capacity of a finder or broker, and has not incurred any obligation for any finder's or broker's fee or commission, in connection with the Transactions.

5. ***Representations and Warranties of Iota Networks***. Iota Networks hereby represents and warrants to the Exchange Investor that the following statements are true and correct as of the date hereof and will be true and correct as of the Closing Date (except in each case to the extent that any such statement expressly relates to another date, in which case such statement shall be true and correct only as of such date):

5.1 Organization; Authorization. Iota Networks is a duly constituted and validly existing limited liability company under the laws of the State of Arizona. Iota Networks has all requisite power and authority to enter into, execute and deliver this Agreement and each of the Ancillary Documents to which it is a party and to perform all of the obligations required to be performed by it hereunder and thereunder. Each of this Agreement and the Ancillary Documents to which Iota Networks is a party has been duly authorized, executed and delivered by Iota Networks, on or prior to the Closing Date and, from and after the execution and delivery thereof by Iota Networks, constitutes the valid and binding obligation of Iota Networks, enforceable against it in accordance with the terms hereunder and thereunder.

5.2 No Conflicts; Consents. Neither the execution and delivery by the Iota Networks of this Agreement, nor the performance by it of its obligations hereunder or thereunder: (a) conflicts with, results in a breach, suspension, cancellation or revocation of, constitutes a default under, accelerates any performance required by the terms of, or results in the creation of any Lien upon the Investor FCC Licenses pursuant to (i) any law, rule or regulation of any government, governmental authority or regulatory agency to which it is subject (including the FCC), (ii) any judgment, order, writ, decree, permit or license of any court or other governmental authority or regulatory agency to which it is subject (including the FCC), (iii) any material contract, agreement, commitment or instrument to which it is a party or by which it or any of its assets is bound or affected, or (iv) its certificate of incorporation, bylaws or other constituent or governing

documents; or (b) constitutes an event which, with the passage of time or action by a third party or both, would result in any such breach, default, acceleration or Lien. The execution and delivery by Iota Networks of this Agreement and the Ancillary Documents to which it is a party, and the performance by Iota Networks of its obligations hereunder and thereunder, do not require any registration, filing, notice, consent or approval under any such law, rule, regulation, judgment, order, writ, decree, permit, license, contract, agreement, commitment, instrument or constituent or governing document (except for any FCC approval contemplated under Section 2.5(a)).

6. ***Certain Acknowledgements and Agreements.***

6.1 No Reliance. The Exchange Investor acknowledges and agrees that (a) it has not been induced to enter into this Agreement or the Transactions by the General Partner, the Partnership, Iota Networks or any of their respective Affiliates and (b) except as otherwise expressly provided in herein, none of the Partnership, the General Partner, Iota Networks nor any of their respective Affiliates nor any Person acting on behalf of such Parties has made any representation or warranty of any kind to it (or for its benefit) regarding the Partnership, the General Partner, the LP Units, the Transactions or any other investors' contributions to the Partnership.

6.2 Confidentiality. Except as required by applicable law, without the prior written consent of the other Parties, no Party shall (or shall permit its representatives to) directly or indirectly make any public comment, statement or communication with respect to the Transactions or any aspect thereof, or otherwise disclose information regarding the Transactions to any person other than the Parties (including, without limitation, information as to the identity of any other Party or any investor of the Partnership or as to any of the terms of this Agreement or the Ancillary Documents); provided, however that each of the Parties may disclose information regarding the Transactions to persons other than the Parties (a) if required to do so by any law, rule, regulation, subpoena or other legal process of any court or other governmental authority or regulatory agency, (b) in the case of the Partnership, if requested to do so by any governmental or regulatory authority having jurisdiction over it, (c) if it has a legal obligation to do so, including in connection with any disclosure requirements of the SEC or similar body, (d) to its Affiliates, partners, members, officers, directors, employees, professional advisors, auditors and other representatives (collectively, "Representatives"), but only to the extent necessary to evaluate, negotiate and consummate the Transactions, provided that each such Representative to whom disclosure is so made agrees to be bound by the provisions of this Section 6.2; provided further, however, that each Party agrees and acknowledges that (i) the Partnership, the General Partner, Iota Networks and their respective Representatives may make public comments, statements and communications of a general nature regarding the Transactions (including with respect to the aggregate size of the Transactions) and may describe the Transactions in offering documents provided to prospective investors in the Partnership and to placement agents, brokers or similar agents in connection with such offering, provided that the Exchange Investor's identity shall not be disclosed pursuant to this clause (i) without its written consent, and (ii) each of the Parties may disclose to any and all Persons the tax treatment and tax structure of the Transactions and all materials provided to such Party relating to such tax treatment or tax structure.

6.3 **Tax Forms.** Not less than two Business Days prior to the Closing Date, the Exchange Investor shall provide the General Partner or Iota Networks with a properly completed

and executed IRS Form W-8 or W-9, as applicable. The Partnership and Iota Networks shall be permitted to withhold on payments made to the Exchange Investor pursuant to the terms of the Limited Partnership Agreement.

7. ***Exculpation and Indemnification***.

7.1 Exculpation. None of the Partnership, the General Partner, Iota Networks, ICI or any of their respective officers, directors, employees or Affiliates (each, a "Covered Person") shall be liable to the Exchange Investor or its Affiliates for any losses, claims, damages, penalties, fines, deficiencies, taxes, expenses or other liabilities of any nature whatsoever or other adverse consequences of any kind (including, without limitation, judgments or amounts paid or to be paid in settlement) and attorneys' fees and expenses (collectively, "Losses") arising out of or relating to the contribution and transfer of the Investor FCC Licenses pursuant to this Agreement, the Ancillary Documents or the other Transactions, unless and to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such Losses resulted from such Covered Person's (i) own fraud, gross negligence or willful misconduct, (ii) material breach of the terms of this Agreement or (iii) a criminal violation of a material U.S. federal, state or other applicable law; provided, that, to the maximum extent permitted by applicable law, in no event shall the Covered Persons be liable for incidental, indirect, treble, remote, special, exemplary, opportunity cost, consequential or punitive damages relating to a breach of this Agreement.

7.2 Release by Exchange Investor. The Exchange Investor hereby absolutely, unconditionally and irrevocably releases and forever discharges the Covered Persons of and from any and all causes of action, claims, suits, demands, actions, damages (including, but not limited to, compensatory damages, tort damages, contract damages, statutory penalties and punitive damages), complaints, controversies, warranties (whether express or implied), covenants, promises, duties, debts, and any and all other liabilities and obligations of any nature whatsoever (whether known or unknown, accrued or unaccrued, or at law or in equity) (collectively, "Claims") which the Exchange Investor or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Covered Persons or any of them for or by reason of any event, cause or thing whatsoever which arose at any time on or prior to the Closing Date relating in any manner to the Investor FCC Licenses and Existing Leases, including, without limitation, Claims arising from (i) the original acquisition by Iota Networks of interests in the Investor FCC Licenses through the Existing Leases and (ii) the subsequent lease and revenue sharing arrangements among and between the Exchange Investor, Iota Networks and each of their respective Affiliates made prior to the Closing Date.

7.3 Release by Iota Networks. Iota Networks hereby absolutely, unconditionally and irrevocably releases and forever discharges the Exchange Investor of and from any and all Claims which Iota Networks or any of its successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Exchange Investor for or by reason of any event, cause or thing whatsoever which arose at any time on or prior to the Closing Date relating in any manner to the Investor FCC Licenses and Existing Leases, including, without limitation, Claims arising from (i) the original acquisition by Iota Networks of interests in the Investor FCC Licenses through the Existing Leases and (ii) the subsequent lease

and revenue sharing arrangements among and between the Exchange Investor, Iota Networks and each of their respective Affiliates made prior to the Closing Date.

7.4 Indemnification by the Exchange Investor. The Exchange Investor hereby agrees to indemnify and hold harmless each Covered Person from and against any and all Losses arising out of or relating to: (a) any act or omission on the part of the Exchange Investor in connection with the contribution and transfer of the Investor FCC Licenses pursuant to this Agreement and the other Transactions; provided that the indemnification provided in this clause (a) shall not apply to any Losses to the extent that it is determined by a final decision (after all appeals and the expiration of time to appeal) of court of competent jurisdiction that such Losses resulted from such Covered Person's (i) own fraud, gross negligence or willful misconduct, (ii) material breach of the terms of this Agreement or (iii) a criminal violation of a material U.S. federal, state or other applicable law; or (b) any breach by the Exchange Investor of any of its representations, warranties, covenants or agreements set forth in this Agreement (including the forms attached hereto).

7.5 Remedies Cumulative. The remedies provided in Section 7.4 shall be cumulative and shall not preclude the assertion by any Party of any other rights, or the seeking by such Party of any other remedies, available to it (whether at law, in equity or otherwise).

8. ***Miscellaneous.***

8.1 Termination. This Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the Parties; or

(b) by the General Partner if (i) any of the conditions set forth in Section 2.5 shall not have been fulfilled in a reasonably timely manner, unless such failure shall be due to the failure of the Partnership, the General Partner or Iota Networks to perform or comply with any of their respective covenants, agreements or conditions hereunder prior to the Closing Date or (ii) there shall be any law or action by a governmental authority (including the FCC) that makes consummation of the Transactions illegal or otherwise prohibited.

8.2 Additional Documents. At any time and from time to time, upon the written request of the General Partner, the Exchange Investor shall promptly and duly execute and deliver, or cause to be duly executed and delivered on its behalf, such further instruments and documents, and take such further action, as the Partnership may reasonably request in order to more fully evidence or give effect to the Transactions.

8.3 Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (a) when delivered in person or by e-mail on the date of such delivery, (b) when received by facsimile transmission, on generation of confirmation, or (c) three (3) Business Days after the date of postmark if sent by certified or registered mail (airmail, if overseas) or the equivalent, return receipt requested, addressed in each case as follows:

(i) **to the Exchange Investor**: the address set forth under its name in Schedule I hereto; and

(ii) **to the Partnership, the General Partner, Iota Networks or ICI:**

2111 E. Highland Avenue
Suite 305
Phoenix, Arizona 85016
Attn: Legal Department

with a copy to:

Reed Smith LLP
599 Lexington Avenue
New York, New York 10022
Attn: Herbert F. Kozlov

or, in each case, to such other address as any such Party may from time to time designate by written notice to the other Parties.

8.4 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by any Party without the prior written consent of the Parties. Any purported assignment made without the consent required by the immediately preceding sentence shall be null and void for all purposes. This Agreement shall be binding upon, and inure to the benefit of, and may be enforced by, each Party and its successors and permitted assigns.

8.5 Entire Agreement. This Agreement, the Partnership Agreement, and all documents delivered in connection herewith and therewith, (i) are a final, complete, and exclusive statement of the agreement and understanding of the Parties with respect to the subject matter hereof, (ii) collectively constitute the entire agreement of the Parties with respect to the subject matter hereof, and (iii) supersede, merge, and integrate herein any prior and contemporaneous negotiations, discussions, representations, understandings, and agreements between the Parties, whether oral or written, with respect to the subject matter hereof.

8.6 Integration. Annex A attached hereto, including without limitation the representations and warranties contained therein, is an integral part of this Agreement and shall be deemed incorporated by reference herein.

8.7 Survival. The representations and warranties made by the Parties in this Agreement, shall survive the Closing of the transactions contemplated hereby.

8.8 Amendments, Supplements, Etc. This Agreement may be amended or supplemented only by a writing signed by each of the Parties specifically referring to this Agreement. No provision of this Agreement, nor performance thereof or compliance therewith, may be waived except by a writing signed by the Party charged with giving such waiver.

8.9 Invalid Provisions. If any portion or provision of this Agreement is held by a court of competent jurisdiction or other authority to be illegal, invalid or unenforceable, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

8.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona, without giving effect to conflicts of law principles that would require the application of the laws of any jurisdiction other than the State of Arizona.

8.11 Consent to Jurisdiction and Service of Process. Each of the Parties consents to the jurisdiction of any state or federal court located within the County of Maricopa, State of Arizona, and irrevocably agrees that all actions or proceedings relating to this Agreement may be litigated in such courts. Each of the Parties accept for itself and in connection with its respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of *forum non conveniens*, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Each of the Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address specified in this Agreement, such service to become effective fifteen (15) days after such mailing. Nothing herein shall in any way be deemed to limit the ability of any Party to serve any such legal process in any manner permitted by applicable law.

8.12 Attorneys' Fees. In the event that any suit or action is instituted under or in relation to this Agreement, including without limitation to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

8.13 Binding Effect. This Agreement shall be binding upon, and inure to the benefit of each Party and its estate, executor, administrator, guardian, conservator, other authorized representatives, successors and permitted assigns.

8.14 No Third Party Beneficiaries. Nothing contained in this Agreement is intended to, or shall, confer upon any person other than the parties hereto any rights or remedies hereunder, except for the Covered Persons, which shall be express third party beneficiaries of this Agreement.

8.15 Costs and Expenses. Each Party shall bear its own costs and expenses in connection with this Agreement and the Transactions, including without limitation all legal, accounting, financial advisory and consulting fees and expenses.

8.16 Headings and Captions. The headings and captions in this Agreement are for reference purposes only and shall not affect the construction or interpretation of any provision of this Agreement.

8.17 Currency. All payments required to be made pursuant to this Agreement shall be made in U.S. Dollars.

8.18 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic mail of an executed counterpart of this Agreement shall have the same effect as delivery of a manually executed counterpart hereof.

8.19 Unregistered Securities; LP Units.

THE LP UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE LP UNITS MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, REDEEMED OR HYPOTHECATED, IN WHOLE OR IN PART, EXCEPT AS PROVIDED IN THE LIMITED PARTNERSHIP AGREEMENT. THERE IS NO OBLIGATION ON THE PART OF THE PARTNERSHIP OR ANY OTHER PERSON TO REGISTER THE LP UNITS UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAWS. ACCORDINGLY, (A) THE LP UNITS (AND THE PARTNERSHIP INTERESTS CREATED THEREBY) MUST BE ACQUIRED FOR INVESTMENT ONLY, AS THEY WILL BE SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFERABILITY, AND (B) THE HOLDERS OF SUCH PARTNERSHIP INTERESTS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF THEIR RESPECTIVE INVESTMENTS IN SUCH INTERESTS FOR AN INDEFINITE PERIOD OF TIME.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

PARTNERSHIP:

By: IOTA SPECTRUM HOLDINGS, LLC, its General Partner

By: ___________________________________
Name: Rob Somers
Title: General Manager

GENERAL PARTNER:

IOTA SPECTRUM HOLDINGS, LLC

By: ___________________________________
Name: Rob Somers
Title: General Manager

IOTA NETWORKS:

IOTA NETWORKS, LLC

By: ___________________________________
Name: Darren Nichols
Title: SVP and General Manger

ICI:

IOTA COMMUNICATIONS, INC.

By: ___________________________________
Name: Terrence DeFranco
Title: Chief Executive Officer

EXCHANGE INVESTOR:

____
(Name of Limited Partner)
(Please type or print)

By: _____________________________________
(Please sign)
(If individual signing is acting for a trustee or other representative signing on behalf of the Limited Partner, please print the full name of the trustee or other representative above the individual's signature)

To be completed by signatories signing on behalf of an entity:

Name: __________________________________
Title or
Capacity: _______________________________

SCHEDULE I

Exchange Investor:	Name:____________________________ Type of Entity: ____________________ Organized under the laws of:______________________
Address for Notices:	__________________________________ __________________________________ __________________________________ Fax: _____________________________ E-mail: ___________________________
Investor FCC Licenses:	____ ____ ____
LP Units:	__________

US_ACTIVE-145929324

ANNEX A

Accredited Investor Representation

The Exchange Investor hereby represents and warrants, pursuant to Section 3.2 of the Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Exchange Investor, or the authorized representative thereof, has signed his or her name, as of the Closing Date. Capitalized terms used but not defined in this Annex A shall have the respective meanings given to them in the Agreement.

For Individuals Only

1. A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer.

   ____

2. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds $1,000,000. For purposes of calculating net worth (a) do not include your primary residence as an asset and (b) do not include debt secured by your primary residence as a liability, provided, however, you must reduce your net worth by (c) any debt secured by your primary residence that is in excess of the estimated fair market value of your primary residence at the time of purchase and (d) any debt secured by your primary residence that is in excess of the amount of any such debt that was outstanding 60 days prior to the effective date of this Subscription Agreement, other than as a result of the initial acquisition of your primary residence.

   ____

3. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

   ____

US_ACTIVE-145929324

For Entities Only

4. A bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

____

5. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act").

____

6. An insurance company as defined in Section 2(a)(13) of the Securities Act.

____

7. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.

____

8. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____

9. A plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

____

10. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by Persons that are accredited investors.

____

11. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

____

US_ACTIVE-145929324

12. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company, not formed for the specific purpose of acquiring Interests, with total assets in excess of $5,000,000.

____

13. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Interests, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

____

14. An entity as to which all the equity owners (or, in the case of a trust, all the income beneficiaries) are accredited investors.

____

NOTE: If the undersigned qualifies as an "accredited investor" under this Category 14 only, a list of equity owners of the undersigned, and the accredited investor category in this Annex A that each such equity owner satisfies, should be listed on the below table as indicated. Please attach additional pages if necessary.

Equity Owners	Accredited Investor Category under Annex A that Equity Owner Satisfies

US_ACTIVE-145929324

Exhibit C

License Application and Construction Services Agreement

(Attached)

License Application and Construction Services Agreement

This License Application and Construction Services Agreement ("Agreement") is entered into by and between Iota Communications, Inc. ("Iota") and Iota Spectrum Partners, LP ("Licensee"), effective this 25th day of July, 2019 (the "Effective Date").

RECITALS

WHEREAS, Licensee plans to apply for Federal Communications Commission ("FCC") license(s) from time to time, which licenses shall be listed on the attached Schedule "A" (as may be amended, supplemented or modified from time to time) (the "Licenses"), and wishes to retain Iota to assist with the preparation and submission of such license applications and any associated filings, including application amendments, modifications, waivers, and *de facto* transfer leases; and

WHEREAS, Licensee desires to engage Iota as a service provider to construct the network for the Licenses; operate the network as part of a broader network; manage the regulatory affairs associated with the Licenses; and

WHEREAS, Iota desires to serve as Licensee's service provider and to act as Licensee's exclusive agent with respect to the Licenses for the purposes stated in the preceding paragraph; and

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties mutually agree as follows:

TERMS AND CONDITIONS

1. Term and Termination.

a. Initial Term. This Agreement shall commence on the Effective Date and shall remain in full force and effect for a period of ten (10) years.

b. Optional Extended Terms. Either party may extend the Initial Term of this Agreement for one (1) additional 5-year term by providing written notice of such intent to the other party at least six (6) months prior to the expiration of the Initial Term.

c. Termination. Either party may terminate this Agreement only upon a breach by the other party which remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach to the breaching party. If any breach is not reasonably capable of being cured within thirty (30) days of such notice, then the breaching party shall have a reasonable time to cure such breach, but not more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. Upon termination of this Agreement, Iota shall notify the FCC that the lease is no longer in effect.

LICENSE APPLICATION SERVICES

2. Services. Iota will assist Licensee with the preparation and submission of applications for the appropriate authorizations for the FCC Licenses for each of the Economic Area ("EA") markets

and channels described on Schedule "A" (the "Applications"). Schedule "A" may be amended from time to time to add or delete EA markets and/or channels with the mutual agreement of the parties. Iota will assist Licensee with the submission of the completed Applications to a frequency coordinator ("Frequency Coordinator") certified by the FCC. Iota will assist such Frequency Coordinator and perform any actions on behalf of the Licensee that are necessary for the completion of the frequency coordination process, except for those actions that Licensee is required to perform personally. Upon approval from the Frequency Coordinator of each Application, the Frequency Coordinator then will submit that Application to the FCC's Wireless Telecommunications Bureau. Iota will assist with corresponding with the FCC or FCC Coordinator, as applicable, as necessary throughout the application process to obtain the Licenses related to such Application. The services described in this Section 2 are collectively referred to as the "Services".

3. **<u>No Guaranty</u>.** The parties understand that there is no assurance that the Frequency Coordinator will be able to successfully coordinate and approve any Application. Furthermore, the parties understand that there is no assurance that the FCC will approve any Application for any of the Licenses or Leases or any amendment, modification application, or waiver request related thereto. The failure of the FCC to grant any Application to Licensee shall not constitute an event of default for either Licensee or Iota under this Agreement.

4. **<u>Alternative Channels; Refunds</u>.** If the Frequency Coordinator or the FCC denies an Application included in the Services for any reason other than the negligence, gross negligence, willful misconduct, breach of this Agreement, misrepresentation, or personal disqualification of Licensee, then Iota will, at its option: (a) assist the Licensee in re-filing the Application in (1) the same EA market for different frequencies, or (2) another EA market or markets with approximately the same or greater total MHz/Pops, for the same or different frequencies, at no additional cost to Licensee; or (b) refund one hundred percent (100%) of the total Contract Price (as listed on Schedule "A", attached hereto) attributable to such denied Application.

Upon the completion of construction of the networks for the applicable License(s), which shall be established as the date on which the FCC accepts Iota's notification that it has met the construction benchmark for such License(s), one hundred percent (100%) of the Contract Price attributable to those Licenses shall be deemed earned and not refundable.

5. **<u>Licensee Cooperation</u>.** Licensee agrees to from time to time and as requested by Iota timely provide to Iota or the Frequency Coordinator, as requested, complete and accurate information to ensure that the Applications are prepared and processed accurately and as expeditiously as possible. Licensee shall immediately notify Iota of any requests for information issued by the FCC with regard to the License(s) and Lease(s), and shall comply with any such requests if required to personally do so. Iota shall not be liable to Licensee for any inaccuracies or incomplete information on any Application that results from the Licensee's failure to provide Iota with complete and accurate information.

CONSTRUCTION AND MANAGEMENT

6. **Construction and Network Hosting Services.** Licensee acknowledges that for any Licenses granted by the FCC, FCC rules and regulations generally require construction of applicable facilities within twelve (12) months after grant of the applicable License unless a waiver

or other extension of the construction deadline is obtained. If this or other conditions of the Licenses are unfulfilled, the FCC may revoke any granted License(s). In order to meet the FCC's construction requirements, Iota shall provide the following services to construct the networks for the Licenses:

a. Iota will acquire equipment to be used to send and receive signals over the frequencies covered by the Licenses ("Base Stations"). The Base Stations may be existing equipment that is shared by other Iota clients or may belong to third parties. In the case of third-party equipment, Iota will secure rights to use the equipment during the term of this Agreement or acquire replacement Base Stations if third-party equipment becomes unavailable.

b. Iota will secure locations for the Base Stations under the Licenses to serve the licensed coverage areas. Iota will construct facilities or lease space on existing facilities suitable for installing the Base Stations ("Towers").

c. Iota will install the Base Stations on the Towers within the time frame required to test the Base Stations and certify construction of the Licenses with the FCC. If waivers are necessary to complete construction, Iota shall be responsible for applying for such waivers on behalf of Licensee.

d. Iota will connect the Base Stations to sufficient numbers of eligible transceivers ("Remote Stations") to meet construction requirements.

e. Iota will maintain a network of Towers that allows the Base Stations to communicate with Remote Stations and other transmitters and receivers on an ongoing basis using the frequencies assigned to the Licenses ("Network"). At a minimum, the Network shall operate at sufficient intervals to maintain the Licenses in good standing with the FCC.

7. <u>Independent Contractor; Power of Attorney</u>.

a. Licensee hereby acknowledges that Iota is acting as an independent contractor and not an employee of Licensee. Nothing in this Agreement shall be construed to create a partnership, joint venture or employer-employee relationship. Iota is not authorized to make any contract or commitment on behalf of Licensee. The parties agree: (i) Iota will not be obliged to perform work solely for Licensee; (ii) Licensee will not pay Iota or its employees a salary or hourly wage; (iii) Licensee will not dictate the hours during which Iota will perform under this Agreement or in any way dictate the manner in which Iota performs its services; and (iv) the parties will maintain separate business operations.

b. In order to enable Iota to make minor or major modifications to the Licenses during the term of this Agreement, Iota will be required to have power of attorney with respect to the Licenses. Licensee hereby appoints Iota to act in the name and place of Licensee, and as the true and lawful agent for Licensee, with respect to any matters before the FCC related to the Licenses. The authority granted herein specifically permits Iota to add sites to or remove sites from the Licenses, including granting waivers to other Iota clients requiring such waivers to modify their licenses.

8. **Fees.** Iota shall be paid for its performance under this Agreement the amounts shown as the Contract Price for each License on Schedule "A". No services will be performed by Iota until it receives the Contract Price for each particular License.

9. **Representations and Warranties of Licensee.** In the event that Iota has not been retained to acquire the Licenses for Licensee, Licensee represents and warrants that Licensee is either: (a) the legal and rightful owner of the Licenses; or (b) the legal and rightful party to an agreement with a service provider to apply for the Licenses. Licensee represents and warrants that Licensee is legally eligible to be a licensee for the Licenses per applicable FCC rules and regulations, and that Licensee will maintain such eligibility throughout the term of this Agreement.

10. **Representations and Warranties of Iota.** Iota is a valid legal entity and is not prohibited in any way from entering into this Agreement and performing services hereunder.

11. **Compliance with FCC Rules.** The parties agree to abide by all applicable FCC rules and regulations governing the Licenses and Leases and any transactions contemplated by this Agreement. To the extent the performance of any terms of this Agreement would result in a violation of any FCC rules or regulations, such terms shall be deemed to be modified or restricted to the extent necessary to make such provision valid, legal and enforceable. In the event such term or any portion thereof cannot be so modified or restricted, such term or portion thereof shall be deemed to have been excised from this Agreement and the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired in any manner. The parties understand that the grant of the Applications may require the waiver of certain FCC rules.

12. **Iota's Duties.** Iota shall use commercially reasonable efforts to obtain value for the Licenses through operating its network and pursuing appropriate partnerships. **Licensee acknowledges that Iota is not a fiduciary of Licensee and owes Licensee no fiduciary duties.**

Initial: _________

13. **Licensee's Duties.** Licensee shall promptly respond to any Iota or FCC request for information relating to the Licenses or Leases.

14. **Default; Remedies.** Subject to the provisions of Section 15.i. hereof, if a party breaches any term of this Agreement, the non-breaching party may provide a written notice of default in accordance with the notice provisions in Section 15.d. of this Agreement. A party may bring an action for breach of this Agreement only after the breach remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach. If any breach is not reasonably capable of being cured within thirty (30) days of such notice but is capable of being cured over a longer period, then the breaching party shall have a reasonable time to cure such breach, but no more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. Licensee agrees that any breach of this Agreement by Licensee may result in irreparable and continuing damage to Iota for which there may be no adequate remedy at law. Iota will therefore be entitled to obtain injunctive relief in addition to such other and further relief as may be available to Iota.

15. **General Terms and Conditions.**

a. Confidentiality. Licensee agrees that, without Iota's prior written consent, Licensee shall not disclose, use or make available any confidential information provided by Iota to Licensee, except (i) as required by any governmental authority, (ii) as required by Licensee in connection with any capital raise, or (iii) as required by Licensee in connection with a sale of the Licenses. The foregoing provision shall survive any expiration or termination of this Agreement. The term "confidential information" shall include customer lists or identification, trade secrets, processes, product formulations, developments and designs, business and trade practices, sales or distribution methods and techniques, marketing plans and research, regulatory agreements and business strategies, and other confidential information pertaining to Iota's business or financial affairs which may or may not be patentable, which are developed by Iota at considerable time and expense, and which could be unfairly utilized in competition with Iota. Iota may mark any such confidential information as "Confidential" or "Proprietary", but need not do so to have this provision apply to such information. Upon termination of this Agreement, Licensee shall deliver to Iota all materials that include confidential information, such as customer lists, marketing materials, business plans, product formulations, instruction sheets, drawings, manuals, letters, notes, notebooks, books, reports, and copies thereof, and all other materials of a confidential nature which belong to or relate to the business of Iota whether provided to, or created by, Licensee.

b. Indemnification. Licensee agrees to indemnify, defend and hold harmless Iota, its members, officers, directors, employees, contractors, and their respective successors and assigns (each, an "Indemnitee"), from and against any and all losses, claims, actions, expenses, damages or liabilities, including reasonable attorneys' fees and expenses ("Losses"), arising out of or in connection with the performance of this Agreement, except to the extent such Losses are due to the gross negligence or willful misconduct of Indemnitee.

c. Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto. This Agreement supersedes any and all prior or contemporaneous agreements, either oral or written, between the parties hereto with respect to the subject matter hereof.

d. Notices. Any notices, consents, demands, requests, approvals and other communications to be given under this Agreement by either party to the other shall be deemed to have been duly given if given in writing and personally delivered, sent by facsimile, or sent by mail, registered or certified, postage prepaid with return receipt requested, or by recognized next day delivery service, addressed to the relevant party at the address set forth below (or at such other address as a party may designate by written notice in accordance with this Section 15):

To Iota:

Iota Communications, Inc.
Attn: Terrence DeFranco
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
TMDeFranco@iotacommunications.com

To Licensee:

Iota Spectrum Partners, LP
Attn: Rob Somers
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
RSomers@iotacommunications.com

Notices delivered personally and sent by facsimile shall be deemed communicated as of actual receipt, and mailed notices shall be deemed communicated as of three (3) days after mailing. Notices may be sent via e-mail provided that the recipient confirms receipt via a personally drafted reply e-mail or written notice. Such e-mailed notices shall be deemed communicated as of the date of the e-mail or written notice confirming receipt.

e. Amendments. No change, amendment or modification of this Agreement shall be valid or binding upon the parties hereto, nor shall any waiver of any term or condition in the future be so binding, unless such change, amendment, modification or waiver shall be in writing and signed by each party hereto.

f. Severability. It is intended that all provisions of this Agreement be interpreted and construed in a manner making such provisions valid, legal and enforceable. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, legal and enforceable. In the event such provision or any portion thereof cannot be so modified or restricted, such provision or portion thereof shall be deemed to have been excised from this Agreement and the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired in any manner. If the modification, restriction or excising of any term of this Agreement pursuant to this subsection materially alters the intent of the parties or the relative economic benefits of the parties, the materially affected party shall have the right to terminate this Agreement.

g. Survival. All indemnities and reimbursement obligations made hereunder shall survive the termination or expiration of this Agreement until expiration of the longest applicable statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be. All obligations for payments of money shall survive the termination or expiration of this Agreement.

h. Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Arizona without regard to the conflict of law provisions thereof. The state and federal courts located in Maricopa County, Arizona will have sole and exclusive jurisdiction over any disputes arising hereunder, and Licensee hereby expressly consents to the personal jurisdiction of and venue in such courts.

i. Alternative Dispute Resolution. In the event any dispute arises over the interpretation of this Agreement or any party's performance hereunder, the parties agree to first attempt to resolve such dispute in good faith through the use of a private mediator. The parties shall jointly select such mediator and shall be equally liable to share the costs of such mediator. The mediation shall take place as soon as reasonably practical, at such time and place as mutually

agreed upon by the parties. Absent mutual agreement as to location, the place for the mediation shall be determined by the mediator and shall be within ten (10) miles of Iota's main offices at the time of the mediation.

j. No Third-Party Beneficiaries. Nothing contained in this Agreement is intended to, or shall, confer upon any person other than the parties hereto any rights or remedies hereunder, except for Indemnitees, which shall be express third party beneficiaries of this Agreement.

k. Waiver. No waiver by either party of any breach of this Agreement will be a waiver of any other breach, whether preceding or succeeding the waived breach. No waiver by either party of any right under this Agreement will be construed as a waiver of any other right. Neither party will be required to give notice to enforce strict adherence to all terms of this Agreement.

l. Assignment. This Agreement may not be assigned, in whole or in part, by Licensee without Iota's prior written consent, which consent shall not be unreasonably withheld. Any purported assignment made without Iota's prior written consent will, at Iota's option, be void and of no effect. Iota shall have the right to assign this Agreement to its successors or assigns or to any of its subsidiaries or affiliated companies. The terms "successors" and "assigns" shall include but not be limited to any person, corporation, partnership or other entity that buys all or substantially all of Iota's assets or all of its capital stock, or with which Iota merges or consolidates.

m. Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, and if Iota is the prevailing party in such action, then Iota shall be entitled to recover its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

n. Force Majeure. Neither party shall be liable or deemed to be in default for a delay in or failure of performance of its obligations that results from any of the following causes beyond the reasonable control of such party: strikes, work stoppages, shortages of equipment, supplies or energy, war, terrorism, insurrection, acts of God or the public enemy, or governmental action (whether in its sovereign or contractual capacity). Any delay resulting from any such cause shall extend performance accordingly or excuse performance, in whole or in part, for such time as may be reasonable; provided, however, that (i) such causes shall not excuse payment of any amounts due or owed at the time of such occurrence or thereafter, and (ii) the party asserting any such cause shall promptly commence and diligently pursue action to remedy its inability or failure to perform hereunder. Any party asserting this subsection shall promptly notify the other party of the occurrence and nature of any such cause and thereafter regularly shall inform the other party of the progress of actions to remedy its inability or failure to perform hereunder.

o. Limitation of Liability. THE PARTIES AGREE THAT IT IS IMPOSSIBLE TO DETERMINE WITH ANY REASONABLE ACCURACY THE AMOUNT OF DAMAGES TO LICENSEE UPON THE BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, THE PARTIES AGREE THAT LICENSEE'S SOLE REMEDY FOR MATERIAL BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT WILL BE LIQUIDATED DAMAGES IN THE AMOUNT OF THE CONTRACT PRICE PAID BY LICENSEE TO IOTA PLUS TEN DOLLARS ($10.00). LICENSEE HEREBY WAIVES ALL OTHER CLAIMS FOR DAMAGES OF ANY KIND AGAINST IOTA, ITS MEMBERS, MANAGERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES,

CONTRACTORS, AGENTS, REPRESENTATIVES OR AFFILIATES, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS OR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION LOST PROFITS), INCLUDING ATTORNEYS' FEES, REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE. LICENSEE AND IOTA AGREE THAT THE LIQUIDATED DAMAGES SET FORTH ABOVE ARE REASONABLE AND NOT A PENALTY BASED ON THE FACTS AND CIRCUMSTANCES OF THE PARTIES AT THE TIME OF ENTERING INTO THIS AGREEMENT WITH DUE REGARD TO FUTURE EXPECTATIONS.

Initial: _________

p. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party by facsimile or electronic PDF transmission of a copy of this Agreement bearing the signature of the party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IOTA:

IOTA COMMUNICATIONS, INC.

By:

____

Name: Terrence M. DeFranco
Its: CEO

LICENSEE:

IOTA SPECTRUM PARTNERS, LP

By: IOTA SPECTRUM HOLDINGS, LLC, its General Partner

By:

____

Name: Rob Somers
Its: General Manager

Schedule "A"

Licenses Covered By This Agreement

As of July 25, 2019

No.	Licensee	Call Sign	BEA	MHz/POPs	Grant Date	Exp Date	Contract Price
1	Iota Spectrum Partners, LP	WQSF853	172 - Honolulu HI	136,030	9/16/2013	9/16/2023	$0.00
2	Iota Spectrum Partners, LP	WQSH250	115 - Rapid City SD-MT-NE-ND	46,017	9/19/2013	9/19/2023	$0.00
3	Iota Spectrum Partners, LP	WQTI690	172 - Honolulu HI	272,060	2/11/2014	2/11/2024	$0.00
4	Iota Spectrum Partners, LP	WQTI691	103 - Cedar Rapids IA	85,376	2/11/2014	2/11/2024	$0.00
5	Iota Spectrum Partners, LP	WQTI692	103 - Cedar Rapids IA	42,688	2/11/2014	2/11/2024	$0.00
6	Iota Spectrum Partners, LP	WQTI693	117 - Sioux City IA-NE-SD	63,002	2/11/2014	2/11/2024	$0.00
7	Iota Spectrum Partners, LP	WQTI695	106 - Rochester MN-IA-WI	51,257	2/11/2014	2/11/2024	$0.00
8	Iota Spectrum Partners, LP	WQTI696	106 - Rochester MN-IA-WI	85,428	2/11/2014	2/11/2024	$0.00
9	Iota Spectrum Partners, LP	WQTI697	105 - La Crosse WI-MN	38,606	2/11/2014	2/11/2024	$0.00
10	Iota Spectrum Partners, LP	WQTI699	105 - La Crosse WI-MN	64,344	2/11/2014	2/11/2024	$0.00
11	Iota Spectrum Partners, LP	WQTI700	110 - Grand Forks ND-MN	44,514	2/11/2014	2/11/2024	$0.00
12	Iota Spectrum Partners, LP	WQTI702	110 - Grand Forks ND-MN	55,643	2/11/2014	2/11/2024	$0.00
13	Iota Spectrum Partners, LP	WQTI704	120 - Grand Island NE	57,585	2/11/2014	2/11/2024	$0.00
14	Iota Spectrum Partners, LP	WQTI705	121 - North Platte NE-CO	12,318	2/11/2014	2/11/2024	$0.00
15	Iota Spectrum Partners, LP	WQTI706	121 - North Platte NE-CO	15,398	2/11/2014	2/11/2024	$0.00
16	Iota Spectrum Partners, LP	WQTI707	142 - Scottsbluff NE-WY	36,628	2/11/2014	2/11/2024	$0.00
17	Iota Spectrum Partners, LP	WQTI708	142 - Scottsbluff NE-WY	22,893	2/11/2014	2/11/2024	$0.00
18	Iota Spectrum Partners, LP	WQTI710	112 - Bismarck ND-MT-SD	37,392	2/11/2014	2/11/2024	$0.00
19	Iota Spectrum Partners, LP	WQTI711	113 - Fargo-Moorhead ND-MN	80,055	2/11/2014	2/11/2024	$0.00
20	Iota Spectrum Partners, LP	WQTI712	113 - Fargo-Moorhead ND-MN	100,069	2/11/2014	2/11/2024	$0.00
21	Iota Spectrum Partners, LP	WQTI713	114 - Aberdeen SD	15,908	2/11/2014	2/11/2024	$0.00
22	Iota Spectrum Partners, LP	WQTI716	115 - Rapid City SD-MT-NE-ND	46,017	2/11/2014	2/11/2024	$0.00
23	Iota Spectrum Partners, LP	WQTI717	115 - Rapid City SD-MT-NE-ND	46,017	2/11/2014	2/11/2024	$0.00

US_ACTIVE-146125187

24	Iota Spectrum Partners, LP	WQTI718	115 - Rapid City SD-MT-NE-ND	57,522	2/11/2014	2/11/2024	$0.00
25	Iota Spectrum Partners, LP	WQTI719	116 - Sioux Falls SD-IA-MN-NE	139,662	2/11/2014	2/11/2024	$0.00
26	Iota Spectrum Partners, LP	WQTI721	116 - Sioux Falls SD-IA-MN-NE	391,053	2/11/2014	2/11/2024	$0.00
27	Iota Spectrum Partners, LP	WQTI722	171 - Anchorage AK	177,559	2/11/2014	2/11/2024	$0.00
28	Iota Spectrum Partners, LP	WQTI723	171 - Anchorage AK	177,559	2/11/2014	2/11/2024	$0.00
29	Iota Spectrum Partners, LP	WQTI724	171 - Anchorage AK	248,582	2/11/2014	2/11/2024	$0.00
30	Iota Spectrum Partners, LP	WQTI726	143 - Casper WY-ID-UT	163,729	2/11/2014	2/11/2024	$0.00
31	Iota Spectrum Partners, LP	WQTI727	172 - Honolulu HI	204,045	2/11/2014	2/11/2024	$0.00
32	Iota Spectrum Partners, LP	WQTI728	100 - Des Moines IA-IL-MO	263,253	2/11/2014	2/11/2024	$0.00
33	Iota Spectrum Partners, LP	WQTI733	107 - Minneapolis- St Paul MN-WI-IA	1,468,617	2/11/2014	2/11/2024	$0.00
34	Iota Spectrum Partners, LP	WQTI734	141 - Denver-Boulder CO-KS-NE	1,405,561	2/11/2014	2/11/2024	$0.00
35	Iota Spectrum Partners, LP	WQTI735	141 - Denver-Boulder CO-KS-NE	468,520	2/11/2014	2/11/2024	$0.00
36	Iota Spectrum Partners, LP	WQTI736	152 - Salt Lake City-Ogden UT-ID	255,813	2/11/2014	2/11/2024	$0.00
37	Iota Spectrum Partners, LP	WQTI737	117 - Sioux City IA-NE-SD	25,201	2/11/2014	2/11/2024	$0.00
38	Iota Spectrum Partners, LP	WQTI738	120 - Grand Island NE	71,982	2/11/2014	2/11/2024	$0.00
39	Iota Spectrum Partners, LP	WQTI741	121 - North Platte NE-CO	24,637	2/11/2014	2/11/2024	$0.00
40	Iota Spectrum Partners, LP	WQTI742	112 - Bismarck ND-MT-SD	46,741	2/11/2014	2/11/2024	$0.00
41	Iota Spectrum Partners, LP	WQTI743	107 - Minneapolis- St Paul MN-WI-IA	1,223,848	2/11/2014	2/11/2024	$0.00
42	Iota Spectrum Partners, LP	WQTL806	114 - Aberdeen SD	15,908	2/28/2014	2/28/2024	$0.00
43	Iota Spectrum Partners, LP	WQTL806	115 - Rapid City SD-MT-NE-ND	138,052	2/28/2014	2/28/2024	$0.00
44	Iota Spectrum Partners, LP	WQTL806	116 - Sioux Falls SD-IA-MN-NE	55,865	2/28/2014	2/28/2024	$0.00
45	Iota Spectrum Partners, LP	WQTL808	118 - Omaha NE-IA-MO	226,154	2/28/2014	2/28/2024	$0.00
46	Iota Spectrum Partners, LP	WQTL808	119 - Lincoln NE	82,068	2/28/2014	2/28/2024	$0.00
47	Iota Spectrum Partners, LP	WQTL808	120 - Grand Island NE	172,756	2/28/2014	2/28/2024	$0.00
48	Iota Spectrum Partners, LP	WQTL808	121 - North Platte NE-CO	36,955	2/28/2014	2/28/2024	$0.00
49	Iota Spectrum Partners, LP	WQTL808	142 - Scottsbluff NE-WY	54,943	2/28/2014	2/28/2024	$0.00
50	Iota Spectrum Partners, LP	WQTN282	105 - La Crosse WI-MN	77,213	3/10/2014	3/10/2024	$0.00
51	Iota Spectrum Partners, LP	WQTN282	106 - Rochester MN-IA-WI	136,684	3/10/2014	3/10/2024	$0.00
52	Iota Spectrum Partners, LP	WQTP273	143 - Casper WY-ID-UT	280,678	3/17/2014	3/17/2024	$0.00
53	Iota Spectrum Partners, LP	WQTV655	110 - Grand Forks ND-MN	66,771	4/22/2014	4/22/2024	$0.00

54	Iota Spectrum Partners, LP	WQTV655	112 - Bismarck ND-MT-SD	93,481	4/22/2014	4/22/2024	$0.00
55	Iota Spectrum Partners, LP	WQTV655	113 - Fargo-Moorhead ND-MN	240,164	4/22/2014	4/22/2024	$0.00
56	Iota Spectrum Partners, LP	WQUA517	119 - Lincoln NE	102,585	5/20/2014	5/20/2024	$0.00
57	Iota Spectrum Partners, LP	WQUA518	119 - Lincoln NE	287,237	5/20/2014	5/20/2024	$0.00
58	Iota Spectrum Partners, LP	WQUW386	107 - Minneapolis- St Paul MN-WI-IA	244,770	10/30/2014	10/30/2024	$0.00
59	Iota Spectrum Partners, LP	WQVN572	102 - Davenport-Moline-Rock Island IA-IL	167,981	4/7/2015	4/7/2025	$0.00
60	Iota Spectrum Partners, LP	WQVN577	102 - Davenport-Moline-Rock Island IA-IL	55,994	4/7/2015	4/7/2025	$0.00
61	Iota Spectrum Partners, LP	WQVP593	150 - Boise City ID-OR	145,799	4/8/2015	4/8/2025	$0.00
62	Iota Spectrum Partners, LP	WQVP603	150 - Boise City ID-OR	145,799	4/8/2015	4/8/2025	$0.00
63	Iota Spectrum Partners, LP	WQVP810	96 - St. Louis MO-IL	738,053	4/10/2015	4/10/2025	$0.00
64	Iota Spectrum Partners, LP	WQVP820	98 - Columbia MO	162,540	4/10/2015	4/10/2025	$0.00
65	Iota Spectrum Partners, LP	WQVP831	122 - Wichita KS-OK	302,505	4/10/2015	4/10/2025	$0.00
66	Iota Spectrum Partners, LP	WQVP836	122 - Wichita KS-OK	484,007	4/10/2015	4/10/2025	$0.00
67	Iota Spectrum Partners, LP	WQVP840	5 - Albany-Schenectady-Troy NY	244,508	4/10/2015	4/10/2025	$0.00
68	Iota Spectrum Partners, LP	WQVP847	5 - Albany-Schenectady-Troy NY	550,144	4/10/2015	4/10/2025	$0.00
69	Iota Spectrum Partners, LP	WQVP943	48 - Charleston WV-KY-OH	297,956	4/13/2015	4/13/2025	$0.00
70	Iota Spectrum Partners, LP	WQVP969	48 - Charleston WV-KY-OH	595,911	4/13/2015	4/13/2025	$0.00
71	Iota Spectrum Partners, LP	WQVP987	52 - Wheeling WV-OH	62,567	4/13/2015	4/13/2025	$0.00
72	Iota Spectrum Partners, LP	WQVQ203	52 - Wheeling WV-OH	62,567	4/13/2015	4/13/2025	$0.00
73	Iota Spectrum Partners, LP	WQVQ223	70 - Louisville KY-IN	623,111	4/13/2015	4/13/2025	$0.00
74	Iota Spectrum Partners, LP	WQVQ240	49 - Cincinnati-Hamilton OH-KY-IN	347,268	4/13/2015	4/13/2025	$0.00
75	Iota Spectrum Partners, LP	WQVQ243	49 - Cincinnati-Hamilton OH-KY-IN	347,268	4/13/2015	4/13/2025	$0.00
76	Iota Spectrum Partners, LP	WQVQ411	47 - Lexington KY-TN-VA-WV	96,824	4/14/2015	4/14/2025	$0.00
77	Iota Spectrum Partners, LP	WQVQ582	94 - Springfield MO	197,486	4/15/2015	4/15/2025	$0.00
78	Iota Spectrum Partners, LP	WQVQ591	94 - Springfield MO	493,716	4/15/2015	4/15/2025	$0.00
79	Iota Spectrum Partners, LP	WQVQ999	99 - Kansas City MO-KS	1,750,622	4/20/2015	4/20/2025	$0.00
80	Iota Spectrum Partners, LP	WQVR230	123 - Topeka KS	47,632	4/20/2015	4/20/2025	$0.00
81	Iota Spectrum Partners, LP	WQVR234	123 - Topeka KS	214,345	4/20/2015	4/20/2025	$0.00

82	Iota Spectrum Partners, LP	WQVR411	144 - Billings MT-WY	180,816	4/21/2015	4/21/2025	$0.00
83	Iota Spectrum Partners, LP	WQVR416	144 - Billings MT-WY	135,612	4/21/2015	4/21/2025	$0.00
84	Iota Spectrum Partners, LP	WQVR418	144 - Billings MT-WY	113,010	4/21/2015	4/21/2025	$0.00
85	Iota Spectrum Partners, LP	WQVR442	145 - Great Falls MT	32,997	4/21/2015	4/21/2025	$0.00
86	Iota Spectrum Partners, LP	WQVR445	145 - Great Falls MT	41,246	4/21/2015	4/21/2025	$0.00
87	Iota Spectrum Partners, LP	WQVR454	146 - Missoula MT	179,108	4/21/2015	4/21/2025	$0.00
88	Iota Spectrum Partners, LP	WQVR463	146 - Missoula MT	111,943	4/21/2015	4/21/2025	$0.00
89	Iota Spectrum Partners, LP	WQVR472	148 - Idaho Falls ID-WY	73,011	4/21/2015	4/21/2025	$0.00
90	Iota Spectrum Partners, LP	WQVR481	148 - Idaho Falls ID-WY	91,264	4/21/2015	4/21/2025	$0.00
91	Iota Spectrum Partners, LP	WQVR572	149 - Twin Falls ID	46,448	4/22/2015	4/22/2025	$0.00
92	Iota Spectrum Partners, LP	WQVR598	149 - Twin Falls ID	46,448	4/22/2015	4/22/2025	$0.00
93	Iota Spectrum Partners, LP	WQVS945	35 - Tallahassee FL-GA	200,411	5/4/2015	5/4/2025	$0.00
94	Iota Spectrum Partners, LP	WQVT458	172 - Honolulu HI	340,075	5/6/2015	5/6/2025	$0.00
95	Iota Spectrum Partners, LP	WQVU265	109 - Duluth-Superior MN-WI	70,836	5/8/2015	5/8/2025	$0.00
96	Iota Spectrum Partners, LP	WQVU272	109 - Duluth-Superior MN-WI	88,546	5/8/2015	5/8/2025	$0.00
97	Iota Spectrum Partners, LP	WQVV235	25 - Wilmington NC-SC	896,729	5/18/2015	5/18/2025	$0.00
98	Iota Spectrum Partners, LP	WQVV236	20 - Norfolk-Virginia Beach-Newport News VA-NC	1,009,729	5/18/2015	5/18/2025	$0.00
99	Iota Spectrum Partners, LP	WQVV421	93 - Joplin MO-KS-OK	56,101	5/19/2015	5/19/2025	$0.00
100	Iota Spectrum Partners, LP	WQVV440	71 - Nashville TN-KY	428,444	5/19/2015	5/19/2025	$0.00
101	Iota Spectrum Partners, LP	WQVV482	202 - Palm Beach FL	1,351,153	5/19/2015	5/19/2025	$0.00
102	Iota Spectrum Partners, LP	WQVV655	77 - Jackson MS-AL-LA	148,481	5/20/2015	5/20/2025	$0.00
103	Iota Spectrum Partners, LP	WQVW368	47 - Lexington KY-TN-VA-WV	871,419	5/27/2015	5/27/2025	$0.00
104	Iota Spectrum Partners, LP	WQVW541	94 - Springfield MO	246,858	5/29/2015	5/29/2025	$0.00
105	Iota Spectrum Partners, LP	WQVW729	93 - Joplin MO-KS-OK	56,101	6/1/2015	6/1/2025	$0.00
106	Iota Spectrum Partners, LP	WQVW746	72 - Paducah KY-IL	57,731	6/1/2015	6/1/2025	$0.00
107	Iota Spectrum Partners, LP	WQVW754	72 - Paducah KY-IL	46,185	6/1/2015	6/1/2025	$0.00
108	Iota Spectrum Partners, LP	WQVX801	96 - St. Louis MO-IL	2,398,671	6/10/2015	6/10/2025	$0.00
109	Iota Spectrum Partners, LP	WQVY406	29 - Jacksonville FL-GA	110,851	6/15/2015	6/15/2025	$0.00
110	Iota Spectrum Partners, LP	WQVZ237	44 - Knoxville TN	55,306	6/19/2015	6/19/2025	$0.00

111	Iota Spectrum Partners, LP	WQWE308	228 - Mason City IA	351,004	7/29/2015	7/29/2025	$0.00
112	Iota Spectrum Partners, LP	WQWG907	6 - Syracuse NY-PA (249 - Utica, NY)	768,920	8/19/2015	8/19/2025	$0.00
113	Iota Spectrum Partners, LP	WQXQ539	52 - Wheeling WV-OH	109,493	5/10/2016	5/10/2026	$0.00
114	Iota Spectrum Partners, LP	WQXQ588	114 - Aberdeen SD	31,816	5/10/2016	5/10/2026	$0.00
115	Iota Spectrum Partners, LP	WQXQ589	117 - Sioux City IA-NE-SD	37,801	5/10/2016	5/10/2026	$0.00
116	Iota Spectrum Partners, LP	WQXQ590	120 - Grand Island NE	71,982	5/10/2016	5/10/2026	$0.00
117	Iota Spectrum Partners, LP	WQXQ591	142 - Scottsbluff NE-WY	18,314	5/10/2016	5/10/2026	$0.00
118	Iota Spectrum Partners, LP	WQXQ838	149 - Twin Falls ID	37,158	5/17/2016	5/17/2026	$0.00
119	Iota Spectrum Partners, LP	WQXU859	75 - Tupelo	285,197	6/15/2016	6/15/2026	$0.00
120	Iota Spectrum Partners, LP	WQXW568	40 - Atlanta	334,530	6/28/2016	6/28/2026	$0.00
121	Iota Spectrum Partners, LP	WQYC286	208 - Myrtle Beach SC	18,126	8/15/2016	8/15/2026	$0.00
122	Iota Spectrum Partners, LP	WQYJ378	107 - Minneapolis- St Paul MN-WI-IA	4,895,391	10/17/2016	10/17/2026	$0.00
123	Iota Spectrum Partners, LP	WRAS326	125 - Oklahoma City OK	376,417	2/13/2018	2/13/2028	$0.00
124	Iota Spectrum Partners, LP	WRAS343	164 - Sacramento-Yolo CA	2,722,415	2/13/2018	2/13/2028	$0.00
125	Iota Spectrum Partners, LP	WRAS362	32 - Fort Myers-Cape Coral FL	470,137	2/13/2018	2/13/2028	$0.00
126	Iota Spectrum Partners, LP	WRAS368	30 - Orlando FL	228,127	2/13/2018	2/13/2028	$0.00
127	Iota Spectrum Partners, LP	WRAS376	163 - San Fran.-Oakland-San Jose CA	1,877,420	2/13/2018	2/13/2028	$0.00
128	Iota Spectrum Partners, LP	WRAS380	41 - Greenville-Spartanburg SC-NC	208,922	2/13/2018	2/13/2028	$0.00
129	Iota Spectrum Partners, LP	WRAS433	122 - Wichita KS-OK	605,009	2/14/2018	2/14/2028	$0.00
130	Iota Spectrum Partners, LP	WRAS435	124 - Tulsa OK-KS	443,450	2/14/2018	2/14/2028	$0.00
131	Iota Spectrum Partners, LP	WRAS436	80 - Mobile	72,496	2/14/2018	2/14/2028	$0.00
132	Iota Spectrum Partners, LP	WRAS437	21 - Greenville	465,403	2/14/2018	2/14/2028	$0.00
133	Iota Spectrum Partners, LP	WRAS466	81 - Pensacola	34,243	2/14/2018	2/14/2028	$0.00
134	Iota Spectrum Partners, LP	WRAT503	151 - Reno, NV	275,275	2/26/2018	2/26/2028	$0.00
135	Iota Spectrum Partners, LP	WRAT920	86 - Lake Charles, LA	250,127	3/1/2018	3/1/2028	$0.00
136	Iota Spectrum Partners, LP	WRAT921	22 - Fayetteville	285,949	3/1/2018	3/1/2028	$0.00
137	Iota Spectrum Partners, LP	WRAX240	33 - Sarasota-Bradenton FL	224,280	3/30/2018	3/30/2028	$0.00
138	Iota Spectrum Partners, LP	WRAX309	36 - Dothan	71,679	4/2/2018	4/2/2028	$0.00
139	Iota Spectrum Partners, LP	WRAX384	74 - Huntsville AL-TN	110,541	4/3/2018	4/3/2028	$0.00
140	Iota Spectrum Partners, LP	WRCR756	124 - Tulsa OK-KS	812,991	12/17/2018	12/17/2028	$0.00

141	Iota Spectrum Partners, LP	WRCR757	70 - Louisville KY-IN	155,778	12/17/2018	12/17/2028	$0.00
142	Iota Spectrum Partners, LP	WRCR760	20 - Norfolk-Virginia Beach-Newport News VA-NC	183,587	12/17/2018	12/17/2028	$0.00
143	Iota Spectrum Partners, LP	WRCR762	125 - Oklahoma City OK	282,313	12/17/2018	12/17/2028	$0.00
144	Iota Spectrum Partners, LP	WRCR765	47 - Lexington KY-TN-VA-WV	290,473	12/17/2018	12/17/2028	$0.00
145	Iota Spectrum Partners, LP	WRCR768	73 - Memphis TN-AR-MS-KY	200,122	12/17/2018	12/17/2028	$0.00
146	Iota Spectrum Partners, LP	WRCR774	29 - Jacksonville FL-GA	997,656	12/17/2018	12/17/2028	$0.00
147	Iota Spectrum Partners, LP	WRCR777	19 - Raleigh	923,019	12/17/2018	12/17/2028	$0.00
148	Iota Spectrum Partners, LP	WRCR780	202 - Palm Beach FL	122,832	12/17/2018	12/17/2028	$0.00
149	Iota Spectrum Partners, LP	WRCR788	107 - Minneapolis- St Paul MN-WI-IA	244,770	12/17/2018	12/17/2028	$0.00
150	Iota Spectrum Partners, LP	WRCR802	127 - Dallas-Fort Worth TX-AR-OK	5,884,703	12/17/2018	12/17/2028	$0.00
151	Iota Spectrum Partners, LP	WRCR806	10 - NYC	1,333,167	12/17/2018	12/17/2028	$0.00
152	Iota Spectrum Partners, LP	WRCR810	203 - Tyler TX	355,868	12/17/2018	12/17/2028	$0.00
153	Iota Spectrum Partners, LP	WRCR811	165 - Redding	180,826	12/17/2018	12/17/2028	$0.00
154	Iota Spectrum Partners, LP	WRCR812	95 - Jonesboro	77,828	12/17/2018	12/17/2028	$0.00
155	Iota Spectrum Partners, LP	WRCR813	92 - Fayetteville	263,687	12/17/2018	12/17/2028	$0.00
156	Iota Spectrum Partners, LP	WRCR815	91 - Fort Smith	178,051	12/17/2018	12/17/2028	$0.00
157	Iota Spectrum Partners, LP	WRCR818	89 - Monroe LA	84,604	12/17/2018	12/17/2028	$0.00
158	Iota Spectrum Partners, LP	WRCR819	88 - Shreveport	295,880	12/17/2018	12/17/2028	$0.00
159	Iota Spectrum Partners, LP	WRCR821	76 - Greenville	53,718	12/17/2018	12/17/2028	$0.00
160	Iota Spectrum Partners, LP	WRCR825	45 - Johnson City	91,395	12/17/2018	12/17/2028	$0.00
161	Iota Spectrum Partners, LP	WRCR830	32 - Fort Myers	47,014	12/17/2018	12/17/2028	$0.00
162	Iota Spectrum Partners, LP	WRCR971	25 - Wilmington	210,995	12/17/2018	12/17/2028	$0.00
163	Iota Spectrum Partners, LP	WRCR972	71 - Nashville	856,889	12/17/2018	12/17/2028	$0.00
164	Iota Spectrum Partners, LP	WRCR973	22 - Fayetteville	28,595	12/17/2018	12/17/2028	$0.00
165	Iota Spectrum Partners, LP	WRCR974	14 - Salisbury	104,839	12/17/2018	12/17/2028	$0.00
166	Iota Spectrum Partners, LP	WRCS400	94 - Springfield MO	789,945	12/20/2018	12/20/2028	$0.00
167	Iota Spectrum Partners, LP	WRCS401	69 - Evansville	878,433	12/20/2018	12/20/2028	$0.00
168	Iota Spectrum Partners, LP	WRCS405	26 - Charleston	597,974	12/20/2018	12/20/2028	$0.00
169	Iota Spectrum Partners, LP	WRCS411	17 - Roanoke	882,328	12/20/2018	12/20/2028	$0.00

170	Iota Spectrum Partners, LP	WRCS415	44 - Knoxville	387,142	12/20/2018	12/20/2028	$0.00
171	Iota Spectrum Partners, LP	WRCT920	15 - Richmond-Petersburg VA	1,301,238	1/30/2019	1/30/2029	$0.00
172	Iota Spectrum Partners, LP	WRCU482	166 - Eugene	644,489	2/1/2019	2/1/2029	$0.00
173	Iota Spectrum Partners, LP	WRCU993	38 - Macon, GA	168,886	2/5/2019	2/5/2029	$0.00
174	Iota Spectrum Partners, LP	WRCU997	37 - Albany, GA	99,241	2/5/2019	2/5/2029	$0.00
175	Iota Spectrum Partners, LP	WRCV206	36 - Dothan	71,679	2/5/2019	2/5/2029	$0.00
176	Iota Spectrum Partners, LP	WRCV210	35 - Tallahassee FL-GA	320,657	2/5/2019	2/5/2029	$0.00
177	Iota Spectrum Partners, LP	WRCV212	28 - Savannah GA-SC	79,606	2/5/2019	2/5/2029	$0.00
178	Iota Spectrum Partners, LP	WRCV601	27 - Augusta-Aiken, GA-SC	131,736	2/7/2019	2/7/2029	$0.00
179	Iota Spectrum Partners, LP	WRCV625	74 - Huntsville AL-TN	165,811	2/7/2019	2/7/2029	$0.00
180	Iota Spectrum Partners, LP	WRCV636	43 - Chattanooga, TN-GA	159,431	2/7/2019	2/7/2029	$0.00
181	Iota Spectrum Partners, LP	WRCV638	39 - Columbus, GA-AL	106,502	2/7/2019	2/7/2029	$0.00
182	Iota Spectrum Partners, LP	WRCV641	82 - Biloxi MS	61,660	2/7/2019	2/7/2029	$0.00
183	Iota Spectrum Partners, LP	WRCY538	151 - Reno	747,176	2/26/2019	2/26/2029	$0.00
184	Iota Spectrum Partners, LP	WRDG220	1 - Bangor, ME	135,942	4/22/2019	4/22/2029	$0.00

Exhibit D

Master Lease Agreement

(Attached)

Master Long-Term *De Facto* Lease Agreement

This Master Long-Term De Facto Lease Agreement ("Agreement") is entered into by and between Iota Networks, LLC ("Iota") and Iota Spectrum Partners, LP ("Licensee"), effective this 25th day of July, 2019 (the "Effective Date").

RECITALS

WHEREAS, Licensee owns a portfolio of Federal Communications Commission ("FCC") license(s) listed on the attached Schedule "A" (as may be amended, supplemented or modified from time to time) (the "Licenses"), and plans to apply for additional licenses in the future and give Iota the right to use such licenses (also referred to herein as the "Licenses"); and

WHEREAS, Iota desires to use the Licenses for use in a nationwide machine-to-machine wireless network;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, the parties mutually agree as follows:

TERMS AND CONDITIONS

1. Term and Termination.

a. Initial Term. This Agreement shall commence on the Effective Date and shall remain in full force and effect for a period of ten (10) years, and for each particular License from the date each License is added to Schedule A until the expiration of the License term. The licensing term of this Agreement shall be as set forth herein, including any automatic extended terms.

b. Automatic Extended Terms. If neither party has exercised its termination rights, the term of this Agreement shall automatically be renewed for an additional 5-year term for the Agreement as a whole or, for the Licenses individually, upon the renewal of that License for the renewal period of such License. Further renewals shall occur in the same manner. If this Agreement is not extended, Iota shall notify the FCC that this Agreement is no longer in effect as to the affected Licenses.

c. Termination. Either party may terminate this Agreement only upon a breach by the other party which remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach to the breaching party. If any breach is not reasonably capable of being cured within thirty (30) days of such notice but is capable of being cured over a longer period, then the breaching party shall have a reasonable time to cure such breach, but not more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. In the event of a sale of the Licenses in whole or in part, such Licenses shall remain subject to this Agreement unless otherwise terminated by the parties. Upon termination of this Agreement, Iota shall notify the FCC that this Agreement is no longer in effect with respect to the affected Licenses.

d. Effect of Termination. Upon termination of this Agreement, Licensee's Licenses will be removed from use on the Iota Network (as defined in Section 8(a) below). Licensee shall

have no right to purchase or use the equipment Iota (or its affiliates) used to construct the Licenses or operate on the Licenses' frequencies (e.g., towers, base stations and remote stations).

2. **Licensee Cooperation**. Licensee agrees to, from time to time and as requested by Iota, timely provide to Iota complete and accurate information to ensure that any applications to modify, amend, update, or otherwise administer the Licenses are prepared and processed accurately and as expeditiously as possible. Licensee shall immediately notify Iota of any requests or information issued by the FCC with regard to the License(s), and shall comply with any such requests if required to personally do so. Iota shall not be liable to Licensee for any inaccuracies or incomplete information on any application that results from the Licensee's failure to provide Iota with complete and accurate information.

3. **Iota's Duties.** Iota shall use commercially reasonable efforts to obtain value for the Licenses through operating its network and pursuing appropriate partnerships. **Licensee acknowledges that Iota is not a fiduciary of Licensee and owes Licensee no fiduciary duties.**

Initial: _________

4. **Licensee's Duties.** Licensee shall promptly respond to any Iota or FCC request for information relating to the Licenses or this Agreement. Subject to Section 9 (Right of First Refusal), Licensee shall not attempt to sell, lease or otherwise transfer any interest in any License without giving at least sixty (60) days' written notice to Iota of Licensee's intent to enter into such a transaction.

5. **Default; Remedies.** Subject to the provisions of Section 10.i. hereof, if a party breaches any term of this Agreement, the non-breaching party may provide a written notice of default in accordance with the notice provisions in Section 10.d. of this Agreement. A party may bring an action for breach of this Agreement only after the breach remains uncured for a period of thirty (30) days after the non-breaching party provides written notice of such breach. If any breach is not reasonably capable of being cured within thirty (30) days of such notice but is capable of being cured over a longer period, then the breaching party shall have a reasonable time to cure such breach, but no more than ninety (90) days in any event unless the non-breaching party expressly consents to such longer period in writing. Licensee agrees that any breach of this Agreement by Licensee may result in irreparable and continuing damage to Iota for which there may be no adequate remedy at law. Iota will therefore be entitled to obtain injunctive relief in addition to such other and further relief as may be available to Iota.

IOTA RIGHT TO USE LICENSES

6. **Licensed Licenses.** Iota will have the right to use the Licenses listed on Schedule "A", subject to FCC approval. Iota will assist Licensee in filing, and will participate in, any necessary applications for the appropriate authorizations for the Licenses (the "Applications") with the FCC to notify it of this Agreement and seek any and all required FCC approvals. The parties understand that there is no assurance that the FCC will approve any Application for any amendment, modification application, or waiver request related thereto. Licensing payments shall be made in accordance with Section 8 below. Responsibilities under the Licensing arrangement shall be as follows:

a. Licensee Responsibilities.

i. **Ownership and Control**. Notwithstanding anything to the contrary contained herein, this Agreement is not an assignment, sale, or transfer of any License or the licensed spectrum, and Licensee shall at all times retain ownership and *de jure* control over the License. Subject to the obligations of Iota under Subsection (b) of this section, Licensee shall, with respect to this Agreement, use commercially reasonable efforts to comply with the obligations imposed under Section 1.9030 of the FCC's Rules, 47 C.F.R. §1.9030, on lessors that enter into long-term *de facto* spectrum lease agreements, and Licensee shall use commercially reasonable efforts to assist Iota in complying with such obligations if applicable. Iota acknowledges that the FCC or Licensee may revoke, cancel, or terminate this Agreement if Iota fails to comply with the Communications Act of 1934, as amended, including as amended by the Telecommunications Act of 1996, and the rules and regulations adopted by the FCC thereunder ("FCC Law").

ii. **Maintenance of Licenses**. Licensee shall use commercially reasonable efforts to maintain the validity and good standing of the Licenses, and shall at Iota's expense defend the Licenses from all claims and challenges, subject to the other provisions of this Agreement, in the event of claims or challenges arising out of Iota's use or operation of the licensed spectrum. Licensee shall notify Iota promptly upon learning of any claim or challenge to the Licenses.

b. Iota Responsibilities.

i. **FCC Rules.** Iota acknowledges that: (A) it has reviewed and is familiar with FCC Law, including without limitation, the FCC's rules codified under Title 47 of the Code of Federal Regulations, Sections 1.9001-1.9080, 47 C.F.R. §§1.9001-1.9080 (spectrum leasing rules), and Section 90.1-90.7741, 47 C.F.R. §§90.1-90.771 (Part 90 rules), and such other of the FCC's rules that relate to the use of the licensed spectrum, and (B) it understands that the FCC from time to time may impose new or modified requirements upon its licensees and users of their spectrum.

ii. **Compliance with Laws**. Iota covenants and agrees to comply at all times with (x) FCC Law and (y) all applicable Federal Aviation Administration ("FAA") and any other governmental entity rules, regulations, decisions, and policies related to Iota's use of the Licenses and the licensed spectrum ("Other Laws") and also agrees to employ the licensed spectrum in a manner that will permit Licensee to demonstrate that it is meeting all buildout and service requirements.

iii. **Eligibility.** Iota represents that it is eligible to act as a licensee and to operate as described in this Agreement.

iv. **Use of Licensed Spectrum.** Iota shall at all times use the licensed spectrum in compliance with the terms of this Agreement and the permissible use, technical, operational, functionality, and environmental assessment requirements set forth

in FCC Law. Iota shall not hold itself out to the public as the holder of the License and shall not hold itself out as a licensee by virtue of its having entered into this Agreement. The parties acknowledge and agree that if any License is revoked, cancelled, terminated, or otherwise ceases to be in effect, Iota has no continuing authority or right to use the licensed spectrum covered by such License unless otherwise authorized by the FCC.

v. **Filings and Reports.** Iota shall be responsible for the submission of all: (A) FCC filings, notifications and reports related to its use of, or right to use, the Licenses; and (B) other filings, notifications, reports and communications in connection with any other governmental entity, such as the FAA, with jurisdiction over the Licenses, the licensed spectrum, or this Agreement. Notwithstanding this section, Licensee will continue to be responsible for meeting the requirements associated with its *de jure* control of the licensed spectrum.

vi. **Maintenance & Interference.**

A. Equipment and Maintenance. Iota shall be solely responsible for obtaining, installing, constructing and operating all equipment necessary for Iota's use of the licensed spectrum (the "Equipment"). Iota shall be solely responsible for, and pay for all costs and expenses related to, the Equipment and all other costs and expenses incident to or necessary for Iota's use of the licensed spectrum.

B. Non-Interference. Iota shall ensure that its use of the licensed spectrum does not cause harmful interference as defined by FCC rules and regulations and will comply with all interference requirements imposed on its operations.

c. Access to Iota Operations.

i. **Licensee Inspection.** Iota shall grant Licensee access to Iota's Equipment, facilities, books and records and any physical locations related to the use of the licensed spectrum and shall provide Licensee with all information required by Licensee to understand, and maintain active oversight of (to the extent required by FCC Law), Iota's use of the licensed spectrum.

ii. **FCC Inspection.** Licensee and Iota each shall maintain a copy of this Agreement available for inspection by authorized representatives of the FCC upon request, subject to any permissible confidentiality treatment. Iota shall accept and grant to the FCC access to its equipment, facilities, books and records and any physical locations related to the licensed spectrum and shall provide all information requested by the FCC to enable the FCC to inspect and investigate Iota's use of the licensed spectrum. Iota and Licensee shall cooperate with any investigation or inquiry conducted by the FCC.

7. **Independent Contractor; Power of Attorney.**

a. Licensee hereby acknowledges that Iota is acting as an independent contractor and not an employee of Licensee. Nothing in this Agreement shall be construed to

create a partnership, joint venture or employer-employee relationship. Iota is not authorized to make any contract or commitment on behalf of Licensee. The parties agree: (i) Iota will not be obliged to perform work solely for Licensee; (ii) Licensee will not pay Iota or its employees a salary or hourly wage; (iii) Licensee will not dictate the hours during which Iota will perform under this Agreement or in any way dictate the manner in which Iota performs its services; and (iv) the parties will maintain separate business operations.

b. In order to enable Iota to make minor or major modifications to the Licenses during the term of this Agreement, Iota will be required to have power of attorney with respect to the Licenses. Licensee hereby appoints Iota to act in the name and place of Licensee, and as the true and lawful agent for Licensee, with respect to any matters before the FCC related to the Licenses. The authority granted herein specifically permits Iota to add sites to or remove sites from the Licenses, including granting waivers to other Iota clients requiring such waivers to modify their licenses.

PAYMENTS TO LICENSEE

8. Revenue.

a. Revenue Pool. Iota shall create a revenue pool (the "Revenue Pool") consisting of ten percent (10%) of the monthly recurring revenues generated from the operation of the Network during each fiscal quarter. For purposes of this Agreement, the term "Network" shall refer to Iota's system of transmitting machine-to-machine (IoT) communications wirelessly. Such monthly recurring network revenues are limited to revenues collected on a continuing basis for the providing of machine-to-machine communication services to Iota's clients such as device connectivity fees, and are net of any and all refunds of recurring revenue issued by Iota to clients in the period for any reason whatsoever, customer or reseller discounts, commissions or referral fees paid to non-employees, and revenues paid to third parties under revenue sharing arrangements. Examples of excluded revenues are: software/application subscription fees; revenues from providing network hosting services; revenues collected to construct licenses; revenues from brokerage fees and commissions; any one-time, non-recurring revenue, including, but not limited to, set-up, installation, termination, and non-recurring services; return/restocking revenue; revenues from the sale or analysis of data collected from the Network; revenue from the sale or lease of devices; and, revenue from consulting services.

b. Revenue-Based Payments. Licensee will begin to receive its allocable share of the Revenue Pool (as more fully described in Schedule B attached hereto) ("Payments") for the fiscal quarter following the fiscal quarter during which this Agreement was finally executed, or amended to add Licenses to Schedule A. Payments are made one quarter in arrears. For example, if Licensee's contract is executed on March 1st, Licensee will begin receiving Payments for the fiscal quarter ending August 31st on November 30th and continue to receive Payments each fiscal quarter thereafter for the Term of this Agreement.

OTHER PROVISIONS

9. **<u>Right of First Refusal</u>.** If at any time a third party makes a bona fide offer (a "Third Party Offer") to Licensee to purchase or lease any or all of the Licenses, including through the purchase of Licensee or its assets, Licensee shall first present the Third Party Offer to Iota. Iota shall have ninety (90) calendar days from the written presentation of such Third Party Offer to accept or reject it. If Iota accepts the Third Party Offer, and the FCC approves the sale to Iota, then upon the closing of such sale, this Agreement shall no longer apply to the Licenses so purchased (and Iota shall provide a customary release with respect to such Licenses) and shall be modified accordingly. If Iota rejects the Third Party Offer, Licensee shall have the right to pursue such sale, provided that the Licenses covered by such sale shall remain subject to this Agreement, which shall remain in full force and effect with respect to such Licenses unless otherwise agreed to by the parties.

10. **<u>General Terms and Conditions.</u>**

a. <u>Confidentiality</u>. Licensee agrees that, without Iota's prior written consent, Licensee shall not disclose, use or make available any confidential information provided by Iota to Licensee, except (i) as required by any governmental authority, (ii) as required by Licensee in connection with any capital raise or (iii) as required by Licensee in connection with a sale of the Licenses. The foregoing provision shall survive any expiration or termination of this Agreement. The term "confidential information" shall include customer lists or identification, trade secrets, processes, product formulations, developments and designs, business and trade practices, sales or distribution methods and techniques, marketing plans and research, regulatory agreements and business strategies, and other confidential information pertaining to Iota's business or financial affairs which may or may not be patentable, which are developed by Iota at considerable time and expense, and which could be unfairly utilized in competition with Iota. Iota may mark any such confidential information as "Confidential" or "Proprietary", but need not do so to have this provision apply to such information. Upon termination of this Agreement, Licensee shall deliver to Iota all materials that include confidential information, such as customer lists, marketing materials, business plans, product formulations, instruction sheets, drawings, manuals, letters, notes, notebooks, books, reports, and copies thereof, and all other materials of a confidential nature which belong to or relate to the business of Iota whether provided to, or created by, Licensee.

b. <u>Indemnification</u>. Licensee agrees to indemnify, defend and hold harmless Iota, its members, officers, directors, employees, contractors, and their respective successors and assigns (each, an "Indemnitee"), from and against any and all losses, claims, actions, expenses, damages or liabilities, including reasonable attorneys' fees and expenses ("Losses"), arising out of or in connection with the performance of this Agreement, except to the extent such Losses are due to the gross negligence or willful misconduct of Indemnitee.

c. <u>Entire Agreement</u>. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof and contains all of the covenants and agreements between the parties with respect thereto. This Agreement supersedes any and all prior or contemporaneous agreements, either oral or written, between the parties hereto with respect to the subject matter hereof, except for any pre-existing non-disclosure agreements.

d. <u>Notices</u>. Any notices, consents, demands, requests, approvals and other communications to be given under this Agreement by either party to the other shall be deemed to

have been duly given if given in writing and personally delivered, sent by facsimile, or sent by mail, registered or certified, postage prepaid with return receipt requested, or by recognized next day delivery service, addressed to the relevant party at the address set forth below (or at such other address as a party may designate by written notice in accordance with this Section 10):

To Iota:

Iota Networks, LLC
Attn: Darren Nichols
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
DNichols@iotacommunications.com

To Licensee:

Iota Spectrum Partners, LP
Attn: Rob Somers
2111 E. Highland Ave., Suite 305
Phoenix, Arizona 85016
(602) 224-1099 (Fax)
RSomers@iotacommunications.com

Notices delivered personally and sent by facsimile shall be deemed communicated as of actual receipt, and mailed notices shall be deemed communicated as of three (3) days after mailing. Notices may be sent via e-mail provided that the recipient confirms receipt via a personally drafted reply e-mail or written notice. Such e-mailed notices shall be deemed communicated as of the date of the e-mail or written notice confirming receipt.

e. Amendments. No change, amendment or modification of this Agreement shall be valid or binding upon the parties hereto, nor shall any waiver of any term or condition in the future be so binding, unless such change, amendment, modification or waiver shall be in writing and signed by each party hereto.

f. Severability. It is intended that all provisions of this Agreement be interpreted and construed in a manner making such provisions valid, legal and enforceable. In the event any provision of this Agreement or portion thereof is found to be wholly or partially invalid, illegal or unenforceable in any judicial proceeding, such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, legal and enforceable. In the event such provision or any portion thereof cannot be so modified or restricted, such provision or portion thereof shall be deemed to have been excised from this Agreement and the validity, legality and enforceability of the remainder of this Agreement shall not be affected or impaired in any manner. If the modification, restriction or excising of any term of this Agreement pursuant to this subsection materially alters the intent of the parties or the relative economic benefits of the parties, the materially affected party shall have the right to terminate this Agreement.

g. Survival. All indemnities and reimbursement obligations made hereunder shall survive the termination or expiration of this Agreement until expiration of the longest applicable

statute of limitations (including extensions and waivers) with respect to the matter for which a party would be entitled to be indemnified or reimbursed, as the case may be. All obligations for payments of money shall survive the termination or expiration of this Agreement.

h. Choice of Law and Venue. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Arizona without regard to the conflict of law provisions thereof. The state and federal courts located in Maricopa County, Arizona will have sole and exclusive jurisdiction over any disputes arising hereunder, and Licensee hereby expressly consents to the personal jurisdiction of and venue in such courts.

i. Alternative Dispute Resolution. In the event any dispute arises over the interpretation of this Agreement or any party's performance hereunder, the parties agree to first attempt to resolve such dispute in good faith through the use of a private mediator. The parties shall jointly select such mediator and shall be equally liable to share the costs of such mediator. The mediation shall take place as soon as reasonably practical, at such time and place as mutually agreed upon by the parties. Absent mutual agreement as to location, the place for the mediation shall be determined by the mediator and shall be within ten (10) miles of Iota's main offices at the time of the mediation.

j. No Third Party Beneficiaries. Nothing contained in this Agreement is intended to, or shall, confer upon any person other than the parties hereto any rights or remedies hereunder, except for Indemnitees, which shall be express third party beneficiaries of this Agreement.

k. Waiver. No waiver by either party of any breach of this Agreement will be a waiver of any other breach, whether preceding or succeeding the waived breach. No waiver by either party of any right under this Agreement will be construed as a waiver of any other right. Neither party will be required to give notice to enforce strict adherence to all terms of this Agreement.

l. Assignment. This Agreement may only be assigned subject to FCC approval. This Agreement may not be assigned, in whole or in part, by Licensee without Iota's prior written consent, which consent shall not be unreasonably withheld. Any purported assignment made without Iota's prior written consent will, at Iota's option, be void and of no effect. Iota shall have the right to assign this Agreement to its successors or assigns or to any of its subsidiaries or affiliated companies. The terms "successors" and "assigns" shall include but not be limited to any person, corporation, partnership or other entity that buys all or substantially all of Iota's assets or all of its membership shares, or with which Iota merges or consolidates.

m. Attorneys' Fees and Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, and if Iota is the prevailing party in such action, then Iota shall be entitled to recover its reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled.

n. Force Majeure. Neither party shall be liable or deemed to be in default for a delay in or failure of performance of its obligations that results from any of the following causes beyond the reasonable control of such party: strikes, work stoppages, shortages of equipment, supplies or energy, war, terrorism, insurrection, acts of God or the public enemy, or governmental action (whether in its sovereign or contractual capacity). Any delay resulting from any such cause shall extend performance accordingly or excuse performance, in whole or in part, for such time as may

be reasonable; provided, however, that (i) such causes shall not excuse payment of any amounts due or owed at the time of such occurrence or thereafter, and (ii) the party asserting any such cause shall promptly commence and diligently pursue action to remedy its inability or failure to perform hereunder. Any party asserting this subsection shall promptly notify the other party of the occurrence and nature of any such cause and thereafter regularly shall inform the other party of the progress of actions to remedy its inability or failure to perform hereunder.

o. Limitation of Liability. THE PARTIES AGREE THAT IT IS IMPOSSIBLE TO DETERMINE WITH ANY REASONABLE ACCURACY THE AMOUNT OF DAMAGES TO LICENSEE UPON THE BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT. THEREFORE, THE PARTIES AGREE THAT LICENSEE'S SOLE REMEDY FOR MATERIAL BREACH OF IOTA'S OBLIGATIONS UNDER THIS AGREEMENT WILL BE LIQUIDATED DAMAGES IN THE AMOUNT OF THE CONTRACT PRICE PAID BY LICENSEE TO IOTA PLUS TEN DOLLARS ($10.00). LICENSEE HEREBY WAIVES ALL OTHER CLAIMS FOR DAMAGES OF ANY KIND AGAINST IOTA, ITS MEMBERS, MANAGERS, SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, CONTRACTORS, AGENTS, REPRESENTATIVES OR AFFILIATES, INCLUDING, WITHOUT LIMITATION, ANY CLAIMS FOR ANY LOSS OF USE, INTERRUPTION OF BUSINESS OR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION LOST PROFITS), INCLUDING ATTORNEYS' FEES, REGARDLESS OF THE FORM OF ACTION WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT PRODUCT LIABILITY OR OTHERWISE. LICENSEE AND IOTA AGREE THAT THE LIQUIDATED DAMAGES SET FORTH ABOVE ARE REASONABLE AND NOT A PENALTY BASED ON THE FACTS AND CIRCUMSTANCES OF THE PARTIES AT THE TIME OF ENTERING INTO THIS AGREEMENT WITH DUE REGARD TO FUTURE EXPECTATIONS.

Initial: _________

p. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party by facsimile or electronic PDF transmission of a copy of this Agreement bearing the signature of the party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

IOTA:

IOTA NETWORKS, LLC

By: ______________________________
Name: Darren Nichols

LICENSEE:

IOTA SPECTRUM PARTNERS, LP

By: IOTA SPECTRUM HOLDINGS, LLC
Its: General Partner

By: ______________________________
Name: Rob Somers
Its: General Manager

Schedule "A"

Licenses Covered By This Agreement

As of July 25, 2019

* Economic Area ("EA") markets and the number of MHz-Pops in this chart are determined based on the then-current U.S. census. If an Economic Area market is adjusted by a future U.S. census, no retroactive adjustments will be made to the number of MHz-Pops based on a previous U.S. census for purposes of calculating Revenue Pool share under this Agreement.

Licensee	Call Sign	BEA	MHz/POPs	Grant Date	Exp Date
Iota Spectrum Partners, LP	WQSF853	172 - Honolulu HI	136,030	9/16/2013	9/16/2023
Iota Spectrum Partners, LP	WQSH250	115 - Rapid City SD-MT-NE-ND	46,017	9/19/2013	9/19/2023
Iota Spectrum Partners, LP	WQTI690	172 - Honolulu HI	272,060	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI691	103 - Cedar Rapids IA	85,376	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI692	103 - Cedar Rapids IA	42,688	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI693	117 - Sioux City IA-NE-SD	63,002	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI695	106 - Rochester MN-IA-WI	51,257	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI696	106 - Rochester MN-IA-WI	85,428	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI697	105 - La Crosse WI-MN	38,606	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI699	105 - La Crosse WI-MN	64,344	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI700	110 - Grand Forks ND-MN	44,514	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI702	110 - Grand Forks ND-MN	55,643	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI704	120 - Grand Island NE	57,585	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI705	121 - North Platte NE-CO	12,318	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI706	121 - North Platte NE-CO	15,398	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI707	142 - Scottsbluff NE-WY	36,628	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI708	142 - Scottsbluff NE-WY	22,893	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI710	112 - Bismarck ND-MT-SD	37,392	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI711	113 - Fargo-Moorhead ND-MN	80,055	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI712	113 - Fargo-Moorhead ND-MN	100,069	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI713	114 - Aberdeen SD	15,908	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI716	115 - Rapid City SD-MT-NE-ND	46,017	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI717	115 - Rapid City SD-MT-NE-ND	46,017	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI718	115 - Rapid City SD-MT-NE-ND	57,522	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI719	116 - Sioux Falls SD-IA-MN-NE	139,662	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI721	116 - Sioux Falls SD-IA-MN-NE	391,053	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI722	171 - Anchorage AK	177,559	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI723	171 - Anchorage AK	177,559	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI724	171 - Anchorage AK	248,582	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI726	143 - Casper WY-ID-UT	163,729	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI727	172 - Honolulu HI	204,045	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI728	100 - Des Moines IA-IL-MO	263,253	2/11/2014	2/11/2024

Iota Spectrum Partners, LP	WQTI733	107 - Minneapolis- St Paul MN-WI-IA	1,468,617	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI734	141 - Denver-Boulder CO-KS-NE	1,405,561	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI735	141 - Denver-Boulder CO-KS-NE	468,520	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI736	152 - Salt Lake City-Ogden UT-ID	255,813	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI737	117 - Sioux City IA-NE-SD	25,201	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI738	120 - Grand Island NE	71,982	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI741	121 - North Platte NE-CO	24,637	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI742	112 - Bismarck ND-MT-SD	46,741	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTI743	107 - Minneapolis- St Paul MN-WI-IA	1,223,848	2/11/2014	2/11/2024
Iota Spectrum Partners, LP	WQTL806	114 - Aberdeen SD	15,908	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTL806	115 - Rapid City SD-MT-NE-ND	138,052	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTL806	116 - Sioux Falls SD-IA-MN-NE	55,865	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTL808	118 - Omaha NE-IA-MO	226,154	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTL808	119 - Lincoln NE	82,068	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTL808	120 - Grand Island NE	172,756	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTL808	121 - North Platte NE-CO	36,955	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTL808	142 - Scottsbluff NE-WY	54,943	2/28/2014	2/28/2024
Iota Spectrum Partners, LP	WQTN282	105 - La Crosse WI-MN	77,213	3/10/2014	3/10/2024
Iota Spectrum Partners, LP	WQTN282	106 - Rochester MN-IA-WI	136,684	3/10/2014	3/10/2024
Iota Spectrum Partners, LP	WQTP273	143 - Casper WY-ID-UT	280,678	3/17/2014	3/17/2024
Iota Spectrum Partners, LP	WQTV655	110 - Grand Forks ND-MN	66,771	4/22/2014	4/22/2024
Iota Spectrum Partners, LP	WQTV655	112 - Bismarck ND-MT-SD	93,481	4/22/2014	4/22/2024
Iota Spectrum Partners, LP	WQTV655	113 - Fargo-Moorhead ND-MN	240,164	4/22/2014	4/22/2024
Iota Spectrum Partners, LP	WQUA517	119 - Lincoln NE	102,585	5/20/2014	5/20/2024
Iota Spectrum Partners, LP	WQUA518	119 - Lincoln NE	287,237	5/20/2014	5/20/2024
Iota Spectrum Partners, LP	WQUW386	107 - Minneapolis- St Paul MN-WI-IA	244,770	10/30/2014	10/30/2024
Iota Spectrum Partners, LP	WQVN572	102 - Davenport-Moline-Rock Island IA-IL	167,981	4/7/2015	4/7/2025
Iota Spectrum Partners, LP	WQVN577	102 - Davenport-Moline-Rock Island IA-IL	55,994	4/7/2015	4/7/2025
Iota Spectrum Partners, LP	WQVP593	150 - Boise City ID-OR	145,799	4/8/2015	4/8/2025
Iota Spectrum Partners, LP	WQVP603	150 - Boise City ID-OR	145,799	4/8/2015	4/8/2025
Iota Spectrum Partners, LP	WQVP810	96 - St. Louis MO-IL	738,053	4/10/2015	4/10/2025
Iota Spectrum Partners, LP	WQVP820	98 - Columbia MO	162,540	4/10/2015	4/10/2025
Iota Spectrum Partners, LP	WQVP831	122 - Wichita KS-OK	302,505	4/10/2015	4/10/2025
Iota Spectrum Partners, LP	WQVP836	122 - Wichita KS-OK	484,007	4/10/2015	4/10/2025
Iota Spectrum Partners, LP	WQVP840	5 - Albany-Schenectady-Troy NY	244,508	4/10/2015	4/10/2025
Iota Spectrum Partners, LP	WQVP847	5 - Albany-Schenectady-Troy NY	550,144	4/10/2015	4/10/2025

Iota Spectrum Partners, LP	WQVP943	48 - Charleston WV-KY-OH	297,956	4/13/2015	4/13/2025
Iota Spectrum Partners, LP	WQVP969	48 - Charleston WV-KY-OH	595,911	4/13/2015	4/13/2025
Iota Spectrum Partners, LP	WQVP987	52 - Wheeling WV-OH	62,567	4/13/2015	4/13/2025
Iota Spectrum Partners, LP	WQVQ203	52 - Wheeling WV-OH	62,567	4/13/2015	4/13/2025
Iota Spectrum Partners, LP	WQVQ223	70 - Louisville KY-IN	623,111	4/13/2015	4/13/2025
Iota Spectrum Partners, LP	WQVQ240	49 - Cincinnati-Hamilton OH-KY-IN	347,268	4/13/2015	4/13/2025
Iota Spectrum Partners, LP	WQVQ243	49 - Cincinnati-Hamilton OH-KY-IN	347,268	4/13/2015	4/13/2025
Iota Spectrum Partners, LP	WQVQ411	47 - Lexington KY-TN-VA-WV	96,824	4/14/2015	4/14/2025
Iota Spectrum Partners, LP	WQVQ582	94 - Springfield MO	197,486	4/15/2015	4/15/2025
Iota Spectrum Partners, LP	WQVQ591	94 - Springfield MO	493,716	4/15/2015	4/15/2025
Iota Spectrum Partners, LP	WQVQ999	99 - Kansas City MO-KS	1,750,622	4/20/2015	4/20/2025
Iota Spectrum Partners, LP	WQVR230	123 - Topeka KS	47,632	4/20/2015	4/20/2025
Iota Spectrum Partners, LP	WQVR234	123 - Topeka KS	214,345	4/20/2015	4/20/2025
Iota Spectrum Partners, LP	WQVR411	144 - Billings MT-WY	180,816	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR416	144 - Billings MT-WY	135,612	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR418	144 - Billings MT-WY	113,010	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR442	145 - Great Falls MT	32,997	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR445	145 - Great Falls MT	41,246	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR454	146 - Missoula MT	179,108	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR463	146 - Missoula MT	111,943	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR472	148 - Idaho Falls ID-WY	73,011	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR481	148 - Idaho Falls ID-WY	91,264	4/21/2015	4/21/2025
Iota Spectrum Partners, LP	WQVR572	149 - Twin Falls ID	46,448	4/22/2015	4/22/2025
Iota Spectrum Partners, LP	WQVR598	149 - Twin Falls ID	46,448	4/22/2015	4/22/2025
Iota Spectrum Partners, LP	WQVS945	35 - Tallahassee FL-GA	200,411	5/4/2015	5/4/2025
Iota Spectrum Partners, LP	WQVT458	172 - Honolulu HI	340,075	5/6/2015	5/6/2025
Iota Spectrum Partners, LP	WQVU265	109 - Duluth-Superior MN-WI	70,836	5/8/2015	5/8/2025
Iota Spectrum Partners, LP	WQVU272	109 - Duluth-Superior MN-WI	88,546	5/8/2015	5/8/2025
Iota Spectrum Partners, LP	WQVV235	25 - Wilmington NC-SC	896,729	5/18/2015	5/18/2025
Iota Spectrum Partners, LP	WQVV236	20 - Norfolk-Virginia Beach-Newport News VA-NC	1,009,729	5/18/2015	5/18/2025
Iota Spectrum Partners, LP	WQVV421	93 - Joplin MO-KS-OK	56,101	5/19/2015	5/19/2025
Iota Spectrum Partners, LP	WQVV440	71 - Nashville TN-KY	428,444	5/19/2015	5/19/2025
Iota Spectrum Partners, LP	WQVV482	202 - Palm Beach FL	1,351,153	5/19/2015	5/19/2025
Iota Spectrum Partners, LP	WQVV655	77 - Jackson MS-AL-LA	148,481	5/20/2015	5/20/2025
Iota Spectrum Partners, LP	WQVW368	47 - Lexington KY-TN-VA-WV	871,419	5/27/2015	5/27/2025
Iota Spectrum Partners, LP	WQVW541	94 - Springfield MO	246,858	5/29/2015	5/29/2025
Iota Spectrum Partners, LP	WQVW729	93 - Joplin MO-KS-OK	56,101	6/1/2015	6/1/2025
Iota Spectrum Partners, LP	WQVW746	72 - Paducah KY-IL	57,731	6/1/2015	6/1/2025
Iota Spectrum Partners, LP	WQVW754	72 - Paducah KY-IL	46,185	6/1/2015	6/1/2025
Iota Spectrum Partners, LP	WQVX801	96 - St. Louis MO-IL	2,398,671	6/10/2015	6/10/2025

Iota Spectrum Partners, LP	WQVY406	29 - Jacksonville FL-GA	110,851	6/15/2015	6/15/2025
Iota Spectrum Partners, LP	WQVZ237	44 - Knoxville TN	55,306	6/19/2015	6/19/2025
Iota Spectrum Partners, LP	WQWE308	228 - Mason City IA	351,004	7/29/2015	7/29/2025
Iota Spectrum Partners, LP	WQWG907	6 - Syracuse NY-PA (249 - Utica, NY)	768,920	8/19/2015	8/19/2025
Iota Spectrum Partners, LP	WQXQ539	52 - Wheeling WV-OH	109,493	5/10/2016	5/10/2026
Iota Spectrum Partners, LP	WQXQ588	114 - Aberdeen SD	31,816	5/10/2016	5/10/2026
Iota Spectrum Partners, LP	WQXQ589	117 - Sioux City IA-NE-SD	37,801	5/10/2016	5/10/2026
Iota Spectrum Partners, LP	WQXQ590	120 - Grand Island NE	71,982	5/10/2016	5/10/2026
Iota Spectrum Partners, LP	WQXQ591	142 - Scottsbluff NE-WY	18,314	5/10/2016	5/10/2026
Iota Spectrum Partners, LP	WQXQ838	149 - Twin Falls ID	37,158	5/17/2016	5/17/2026
Iota Spectrum Partners, LP	WQXU859	75 - Tupelo	285,197	6/15/2016	6/15/2026
Iota Spectrum Partners, LP	WQXW568	40 - Atlanta	334,530	6/28/2016	6/28/2026
Iota Spectrum Partners, LP	WQYC286	208 - Myrtle Beach SC	18,126	8/15/2016	8/15/2026
Iota Spectrum Partners, LP	WQYJ378	107 - Minneapolis- St Paul MN-WI-IA	4,895,391	10/17/2016	10/17/2026
Iota Spectrum Partners, LP	WRAS326	125 - Oklahoma City OK	376,417	2/13/2018	2/13/2028
Iota Spectrum Partners, LP	WRAS343	164 - Sacramento-Yolo CA	2,722,415	2/13/2018	2/13/2028
Iota Spectrum Partners, LP	WRAS362	32 - Fort Myers-Cape Coral FL	470,137	2/13/2018	2/13/2028
Iota Spectrum Partners, LP	WRAS368	30 - Orlando FL	228,127	2/13/2018	2/13/2028
Iota Spectrum Partners, LP	WRAS376	163 - San Fran.-Oakland-San Jose CA	1,877,420	2/13/2018	2/13/2028
Iota Spectrum Partners, LP	WRAS380	41 - Greenville-Spartanburg SC-NC	208,922	2/13/2018	2/13/2028
Iota Spectrum Partners, LP	WRAS433	122 - Wichita KS-OK	605,009	2/14/2018	2/14/2028
Iota Spectrum Partners, LP	WRAS435	124 - Tulsa OK-KS	443,450	2/14/2018	2/14/2028
Iota Spectrum Partners, LP	WRAS436	80 - Mobile	72,496	2/14/2018	2/14/2028
Iota Spectrum Partners, LP	WRAS437	21 - Greenville	465,403	2/14/2018	2/14/2028
Iota Spectrum Partners, LP	WRAS466	81 - Pensacola	34,243	2/14/2018	2/14/2028
Iota Spectrum Partners, LP	WRAT503	151 - Reno, NV	275,275	2/26/2018	2/26/2028
Iota Spectrum Partners, LP	WRAT920	86 - Lake Charles, LA	250,127	3/1/2018	3/1/2028
Iota Spectrum Partners, LP	WRAT921	22 - Fayetteville	285,949	3/1/2018	3/1/2028
Iota Spectrum Partners, LP	WRAX240	33 - Sarasota-Bradenton FL	224,280	3/30/2018	3/30/2028
Iota Spectrum Partners, LP	WRAX309	36 - Dothan	71,679	4/2/2018	4/2/2028
Iota Spectrum Partners, LP	WRAX384	74 - Huntsville AL-TN	110,541	4/3/2018	4/3/2028
Iota Spectrum Partners, LP	WRCR756	124 - Tulsa OK-KS	812,991	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR757	70 - Louisville KY-IN	155,778	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR760	20 - Norfolk-Virginia Beach-Newport News VA-NC	183,587	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR762	125 - Oklahoma City OK	282,313	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR765	47 - Lexington KY-TN-VA-WV	290,473	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR768	73 - Memphis TN-AR-MS-KY	200,122	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR774	29 - Jacksonville FL-GA	997,656	12/17/2018	12/17/2028

Iota Spectrum Partners, LP	WRCR777	19 - Raleigh	923,019	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR780	202 - Palm Beach FL	122,832	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR788	107 - Minneapolis- St Paul MN-WI-IA	244,770	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR802	127 - Dallas-Fort Worth TX-AR-OK	5,884,703	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR806	10 - NYC	1,333,167	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR810	203 - Tyler TX	355,868	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR811	165 - Redding	180,826	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR812	95 - Jonesboro	77,828	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR813	92 - Fayetteville	263,687	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR815	91 - Fort Smith	178,051	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR818	89 - Monroe LA	84,604	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR819	88 - Shreveport	295,880	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR821	76 - Greenville	53,718	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR825	45 - Johnson City	91,395	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR830	32 - Fort Myers	47,014	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR971	25 - Wilmington	210,995	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR972	71 - Nashville	856,889	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR973	22 - Fayetteville	28,595	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCR974	14 - Salisbury	104,839	12/17/2018	12/17/2028
Iota Spectrum Partners, LP	WRCS400	94 - Springfield MO	789,945	12/20/2018	12/20/2028
Iota Spectrum Partners, LP	WRCS401	69 - Evansville	878,433	12/20/2018	12/20/2028
Iota Spectrum Partners, LP	WRCS405	26 - Charleston	597,974	12/20/2018	12/20/2028
Iota Spectrum Partners, LP	WRCS411	17 - Roanoke	882,328	12/20/2018	12/20/2028
Iota Spectrum Partners, LP	WRCS415	44 - Knoxville	387,142	12/20/2018	12/20/2028
Iota Spectrum Partners, LP	WRCT920	15 - Richmond-Petersburg VA	1,301,238	1/30/2019	1/30/2029
Iota Spectrum Partners, LP	WRCU482	166 - Eugene	644,489	2/1/2019	2/1/2029
Iota Spectrum Partners, LP	WRCU993	38 - Macon, GA	168,886	2/5/2019	2/5/2029
Iota Spectrum Partners, LP	WRCU997	37 - Albany, GA	99,241	2/5/2019	2/5/2029
Iota Spectrum Partners, LP	WRCV206	36 - Dothan	71,679	2/5/2019	2/5/2029
Iota Spectrum Partners, LP	WRCV210	35 - Tallahassee FL-GA	320,657	2/5/2019	2/5/2029
Iota Spectrum Partners, LP	WRCV212	28 - Savannah GA-SC	79,606	2/5/2019	2/5/2029
Iota Spectrum Partners, LP	WRCV601	27 - Augusta-Aiken, GA-SC	131,736	2/7/2019	2/7/2029
Iota Spectrum Partners, LP	WRCV625	74 - Huntsville AL-TN	165,811	2/7/2019	2/7/2029
Iota Spectrum Partners, LP	WRCV636	43 - Chattanooga, TN-GA	159,431	2/7/2019	2/7/2029
Iota Spectrum Partners, LP	WRCV638	39 - Columbus, GA-AL	106,502	2/7/2019	2/7/2029
Iota Spectrum Partners, LP	WRCV641	82 - Biloxi MS	61,660	2/7/2019	2/7/2029
Iota Spectrum Partners, LP	WRCY538	151 - Reno	747,176	2/26/2019	2/26/2029
Iota Spectrum Partners, LP	WRDG220	1 - Bangor, ME	135,942	4/22/2019	4/22/2029

Schedule "B"

Revenue Pool – Pursuant to Section 8

Licensee's share of the Revenue Pool equals:

Total MHz/Pops covered by the Licenses*

Divided into

Total MHz/Pops covered by all non-Iota licenses employed in the Network**

Equals

Percentage share of Network revenues as defined in Section 8

Times

10% of Network revenues as defined in Section 8

Equals

Payment

* See Limited Partner MHz/Pops listed in Schedule "A" hereto.

** This number changes as frequencies are added to or removed from the Network. Accordingly, Licensee's allocable percentage of the Revenue Pool will fluctuate from time to time. Licenses contributed to Licensee by Iota Communications, Inc. through its subsidiary, Iota Spectrum Holdings, LLC, are <u>not included</u> in any Revenue Pool calculations.

Exhibit E

Subscription Agreement

(Attached)

SUBSCRIPTION AGREEMENT

IOTA SPECTRUM PARTNERS, LP
2111 E. Highland Avenue, Suite 305
Phoenix, Arizona 85016
Attn: Legal Department

5th day of November , 2019

Ladies and Gentlemen:

1. ***Subscription***.

(a) On the basis of the representations and warranties, and subject to the terms and conditions set forth in this Subscription Agreement (the "Subscription Agreement"), the undersigned (the "Investor") hereby irrevocably subscribes for the partnership interests (the "Interests") of IOTA SPECTRUM PARTNERS, LP, an Arizona limited partnership (the "Partnership"), in the amount of LP Units set forth on the signature page hereto in exchange for the Investor's Contribution (as defined in that certain Amended and Restated Limited Partnership Agreement of the Partnership, as in effect at the time of the Closing referred to in Section 2 below (the "Partnership Agreement"), by and among IOTA SPECTRUM HOLDINGS, LLC, an Arizona limited liability company, as the General Partner of the Partnership (the "General Partner") and the Limited Partners party thereto) in the dollar amount set forth on the signature page hereto. Contemporaneously with the execution and delivery hereof, the Investor is executing and delivering to the Partnership a counterpart signature page to the Partnership Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Partnership Agreement. The Investor acknowledges receipt of the agreed form of Partnership Agreement as attached to the Private Placement Memorandum (as defined below) and hereby accepts, adopts and agrees to adhere to and be bound by each and every provision thereof.

(b) The Investor acknowledges that this Subscription Agreement will become effective upon each party signing and delivering this Subscription Agreement (including all completed forms attached hereto) to the other party. The General Partner reserves the right to reject the Investor's subscription, in whole or in part, for whatever reason in its sole discretion. The Investor hereby (i) accepts the LP Units set forth on the signature page hereto and (ii) agrees to comply with, and be bound as a Limited Partner by and under, all provisions of the Partnership Agreement. Upon the Closing (as defined below), the Investor's Contribution shall become part of the assets of the Partnership and, from and after the Closing Date, shall be held by the Partnership pursuant to and in accordance with the terms of the Partnership Agreement.

2. ***Closing; Payment.***

(a) The completion of the purchase and sale of the Interests to the Investor subscribed for hereunder and the issuance of the LP Units subscribed for pursuant to this Subscription Agreement (the "Closing") shall take place at such time and on such date or dates as determined by the General Partner (the "Closing Date") at the principal administrative offices of the Partnership. By mutual agreement of the General Partner and the Investor, the Closing

may take place by conference call, telecopy or electronic mail/PDF with the exchange of original signatures, as requested, by overnight mail. To the extent permitted by law and GAAP, for all purposes under the Partnership Agreement, the Closing and the admission of the Investor as a Limited Partner shall be deemed to be effective as of 12:01 a.m. (Arizona time) on the Closing Date. The Investor acknowledges and agrees that the Investor's executed counterpart signature page to the Partnership Agreement will become effective on the Closing Date.

(b) The Investor agrees to deliver its Contribution on the Closing Date, by wire transfer of U.S. Dollars in immediately available funds pursuant to the instructions provided by the General Partner. The Partnership's receipt of the Contribution is a material condition to Closing.

3. ***Future Offerings.***

(a) In the event that, (i) at any time following the Initial Offering Period and prior to the second anniversary of the Effective Date, the Partnership offers LP Units for sale to prospective investors to make cash Contributions (each, a "Cash Investor"), and (ii) the Investor has acquired LP Units in accordance with the terms hereof, the Partnership shall notify the Investor of the commencement of such future offering in the same manner as other prospective Cash Investors, and the Investor shall have the right to purchase in such future offering up to an additional number of LP Units equal to the number of LP Units purchased by the Investor during the Initial Offering Period, and still held by the Investor on the date of such future purchase, at a price equal to the lesser of (x) the price generally offered to prospective Cash Investors in such future offering and (y) $0.30 per LP Unit.

(b) The right of the Investor to purchase additional LP Units described in the foregoing paragraph will be subject to availability (as determined by reference to the offering size and the order in which completed subscription packages (including payment of the applicable subscription price) are received by the Partnership). Additionally, the Investor will be required to invest on the same terms (other than the applicable subscription price) as other Cash Investors in such future offering, including, but not limited to, entering into any applicable transaction agreements and meeting applicable investor suitability requirements.

4. ***Representations and Warranties of the Investor***. The Investor hereby represents and warrants to the Partnership and the General Partner that the following statements are true and correct as of the date and hereof and will be true and correct as of the Closing Date (except in each case to the extent that any such statement expressly specifies another date, in which case such statement shall be true and correct only on such date):

(a) Independent Review; Disclosure of Information. The Investor has been furnished and has carefully read the Partnership Agreement and the private offering memorandum dated July 31, 2019 (the "Private Placement Memorandum"). The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Interests, is able to bear the risks of an investment in the Interests and understands the risks of, and other considerations relating to, a purchase of an Interest.

(b) Investment Purpose. The Interests to be acquired hereunder are being acquired by the Investor for the Investor's own account for investment purposes only and not with

a view to resale or distribution.

(c) Unregistered Securities. The Investor understands that the Interests have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any other federal or state securities laws, nor is such registration contemplated. The Investor understands and agrees further that the Interests must be held indefinitely unless they are subsequently registered under the Securities Act and/or other federal or state securities laws or an exemption from registration under the Securities Act and/or such securities laws covering the sale of Interests is available. The Investor further understands that even if such an exemption to registration is available, the assignability and transferability of the Interests may be restricted by the terms of the Partnership Agreement. The Investor's investment in the Partnership and other investments that are not readily marketable are not disproportionate to the Investor's net worth, and the Investor has no need for immediate liquidity in the Investor's investment in the Interests.

(d) Additional Information. To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Partnership or the offering of Interests and has been afforded the opportunity to ask questions of representatives of the Partnership concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information set forth in such materials. The Investor acknowledges that no federal or state agency has passed upon the merits or risks of an investment in the Interests or made any finding or determination concerning the fairness or advisability of such investment. The Investor acknowledges that information and explanations related to the terms and conditions of the Interests provided herein or otherwise by the Partnership, the General Partner, Iota Communications, Inc., a Delaware corporation ("ICI"), Iota Networks, LLC, an Arizona limited liability company ("Iota Networks") or the Partnership's representatives or agents (each of the Partnership and each of the foregoing persons, a "Related Person") are not and will not be considered investment advice or a recommendation to purchase the Interests, and that none of the Related Persons is acting or has acted as an advisor to the Investor in deciding to invest in the Interests. The Investor acknowledges that none of the Related Persons has made any representation or warranty regarding the proper characterization of the Interests for purposes of determining the Investor's authority to invest in the Interests. The Investor acknowledges that none of the Related Persons has (i) given any guarantee, representation, or warranty as to the potential success, return, effect, or benefit (whether legal, regulatory, tax, financial, accounting, or otherwise) of an investment in the Interests or (ii) made any representation or warranty to the Investor regarding the legality of an investment in the Interests under applicable securities or similar laws or regulations.

(e) Investor's Reliance. Other than as set forth in the Partnership Agreement and the Private Placement Memorandum, the Investor is not relying upon any information (including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising), representation or warranty by any Related Person or their respective Affiliates, written or otherwise, in determining to invest in the Partnership. The Investor has consulted to the extent deemed appropriate by the Investor with the Investor's own advisers as to the financial, tax, legal and related matters concerning an investment in the Interests, and on that basis

understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in the Interests, and believes that an investment in the Interests is suitable and appropriate for the Investor.

(f) Authorization. The Investor has all requisite power and authority or legal capacity, as applicable, to enter into this Subscription Agreement, the Partnership Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for the Interests and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby.

(g) Enforceability; Consents; No Conflict. If the Investor is not an individual, this Subscription Agreement, the purchase by the Investor of the Interests made in connection herewith, and the Partnership Agreement has been duly authorized by the board of directors or similar governing body of the Investor (as applicable). Each of this Subscription Agreement (when executed and delivered by the Partnership) and the Partnership Agreement (when executed by each other party thereto), (i) shall constitute a valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (ii) shall not violate, represent a breach of, or constitute a default under, any instrument governing the Investor, any law, regulation or order, or any agreement to which the Investor is a party or by which the Investor is bound.

(h) Investor Questionnaire. The Investor is the type of Person (individual, corporation, limited liability company, etc.) set forth under its name in the Investor Questionnaire attached hereto as Exhibit A (the "Investor Questionnaire"). The Investor was offered the Interests through private negotiations in the State listed in the Investor's permanent address set forth in the Investor Questionnaire.

(i) Accredited Investor Status. The Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act. One or more of the categories set forth in the Accredited Investor Representation on Exhibit A correctly describe the Investor, and the Investor has so indicated by signing or having its authorized representative sign on the blank line following each and every category that so describes it.

(j) Limited Partners; Restrictions on Transfer. The Investor understands that the rights and obligations as a Limited Partner of the Partnership and as a holder of Interests are set forth in and subject to the terms of this Subscription Agreement, the Investor Questionnaire, and the Partnership Agreement, and further that any transfer of any of the Interests must be made in accordance with the restrictions set forth in the Partnership Agreement.

(k) IRS Forms. The information (i) contained within the Investor Questionnaire, and (ii) IRS Form W-9 (if the Investor is a United States person as defined in Section 7701(a)(30) of the Code), the applicable IRS Form W-8 (e.g., W-8BEN, W-8ECI, etc.) (if the Investor in not is a United States person as defined in Section 7701(a)(30) of the Code), or such other applicable form attached hereto as Exhibit B, is correct. The Investor will execute properly

and provide to the Partnership in a timely manner any tax documentation that may be reasonably required by the General Partner in connection with the Partnership.

(l) Investor Status; Investment Purpose. The Investor (i) is not acquiring the Interests as a nominee or agent or otherwise for any other person, (ii) has not acquired any of the Interests with an intent to market such Interests on or through an "established securities market" within the meaning of Section 7704(b)(1) of the Code or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b)(2) of the Code, including, without limitation, an over-the-counter-market or an interdealer quotation system that regularly disseminates firm buy or sell quotations, and (iii) either (A) is not, and will not become, a partnership, Subchapter S corporation or grantor trust for federal tax purposes or (B) is such an entity, but neither the Investor nor any of the direct or indirect beneficial owners of the Investor have allowed or caused, or will allow or cause, forty percent (40%) or more of the value of the beneficial owners' respective ownership interests in the Investor to be attributed to the person's ownership of the Interests.

(m) Litigation. There is no action, suit, claim, proceeding, arbitration or governmental investigation pending or, to the Investor's knowledge, threatened, against or affecting it, at law or in equity, which, if adversely determined, would call into question the validity of, or prevent the consummation of, the transactions contemplated hereby.

(n) Brokers and Finders. The Investor has not, directly or indirectly, dealt with any person acting in the capacity of a finder or broker, and has not incurred any obligation for any finder's or broker's fee or commission, in connection with the transactions contemplated hereby.

5. ***Representations and Warranties of the General Partner***. The General Partner hereby represents and warrants to the Investor that the following statements are true and correct as of the date hereof and will be true and correct as of the Closing Date (except in each case to the extent that any such statement expressly relates to another date, in which case such statement shall be true and correct only as of such date):

(a) Organization; Qualification. The Partnership is a duly constituted and validly existing limited partnership under the laws of the State of Arizona, and the General Partner is a duly constituted and validly existing limited liability company under the laws of Arizona. Each of the Partnership and General Partner has all requisite power and authority to carry on its business as presently conducted. Each of the Partnership and General Partner is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its respective business, assets, operations or financial condition.

(b) Authorization; No Conflicts. This Subscription Agreement, and the sale of the Interests made in connection herewith, have been duly authorized by all requisite action on the part of the Partnership and the General Partner. This Subscription Agreement when executed and delivered by the Partnership and the General Partner, (i) shall constitute a valid and legally binding obligation of the Partnership and the General Partner, enforceable against each in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement

of creditors' rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (ii) shall not violate, or result in a breach of or a default under, any instrument governing the Partnership or the General Partner, any law, regulation or order, or any agreement to which the Partnership or the General Partner is a party or by which the Partnership or the General Partner is bound.

(c) Litigation. There is no action, suit, claim, proceeding, arbitration or governmental investigation pending or, to the General Partner's knowledge, threatened, against or affecting it or the Partnership, at law or in equity, which, if adversely determined, would call into question the validity of, or prevent the consummation of, the Transactions.

6. ***Risk Factors***. Without limiting the generality of Section 4(a) above: (a) the Investor acknowledges that an investment in the Partnership involves a high degree of risk and that there can be no assurance that the Partnership's investment objectives will be achieved, or that a Partner will receive a return of its investment; and (b) the Investor acknowledges that it has reviewed and understands the disclosures set forth in the Private Placement Memorandum under the caption "Risk Factors" and understands and acknowledges that there are substantial risks incident to an investment in the Interests.

7. ***Compliance with Laws***.

(a) Compliance with Law. The Investor shall comply with all applicable laws and regulations in effect in the jurisdiction in which the Investor purchases the Interests and the Investor represents and warrants to the Partnership that the Investor has obtained any consent, approval, or permission required for such purchase from all applicable third parties and governmental entities and under the laws and regulations of any jurisdiction to which the Investor or the purchase of the Interests is subject.

(b) Investor's Compliance. The Investor acknowledges that the Partnership will have no responsibility with respect to the Investor's compliance with, and procurement of any consent, approval, or permission required under, all applicable laws and regulations of any jurisdiction to which the Investor or the purchase of the Interests is subject.

8. ***Further Assurances***. The parties shall use commercially reasonable efforts to take any further actions required to consummate the transactions contemplated by this Subscription Agreement and the Partnership Agreement. At any time and from time to time, upon the written request of the General Partner, the Investor shall promptly and duly execute and deliver, or cause to be duly executed and delivered on its behalf, such further instruments and documents, and take such further action, as the General Partner may reasonably request in order to more fully evidence or give effect to the transactions contemplated hereby.

9. ***Indemnification***.

(a) Indemnification by the Investor. The Investor understands that the information provided herein (including the Investor Questionnaire) has been relied upon by the Partnership and the General Partner for the purpose of determining the eligibility of the Investor to purchase the Interests. To the fullest extent permitted by law, the Investor hereby agrees to

indemnify and hold harmless each of the Partnership, the General Partner, ICI and each of their respective officers, directors, employees or Affiliates (each, a "Covered Person") from and against any loss, damage, liability, cost or expense arising out of or relating to a breach by the Investor of any of its representations, warranties, covenants or agreements set forth in this Subscription Agreement (including the forms attached hereto).

(b) Remedies Cumulative. The remedies provided in this Section 9 shall be cumulative and shall not preclude the assertion by any party of any other rights, or the seeking by such party of any other remedies, available to it (whether at law, in equity or otherwise).

10. ***Termination***. This Subscription Agreement may be terminated at any time prior to the Closing:

(a) by the mutual written consent of the General Partner and the Investor; or

(b) by the General Partner if (i) the Closing shall not have occurred in a reasonably timely manner following the full execution of this Agreement, unless such failure to close shall be due to the failure of the Partnership or the General Partner to perform or comply with any of their respective covenants, agreements or conditions hereunder prior to the Closing Date or (ii) if there shall be any law or action by a governmental authority (including the FCC) that makes consummation of the Closing illegal or otherwise prohibited.

11. ***Miscellaneous***.

(a) Additional Documents. At any time and from time to time, upon the written request of the General Partner, the Investor shall promptly and duly execute and deliver, or cause to be duly executed and delivered on its behalf, such further instruments and documents, and take such further action, as the Partnership may reasonably request in order to more fully evidence or give effect to the transactions contemplated hereunder.

(b) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (a) when delivered in person or by e-mail on the date of such delivery, (b) when received by facsimile transmission, on generation of confirmation, or (c) three (3) Business Days after the date of postmark if sent by certified or registered mail (airmail, if overseas) or the equivalent, return receipt requested, addressed in each case as follows:

(i) **to the Investor**: the address set forth in the Investor Questionnaire; and

(ii) **to the Partnership or the General Partner**: the address first written above;

with a copy to:

Reed Smith LLP
599 Lexington Avenue

New York, New York 10022
Attn: Herbert F. Kozlov

or, in each case, to such other address as any such party may from time to time designate by written notice to the other party.

(c) Assignment. Neither this Subscription Agreement nor any of the rights, interests or obligations under this Subscription Agreement shall be assigned by any party without the prior written consent of the Investor and the General Partner. Any purported assignment made without the consent required by the preceding sentence shall be null and void for all purposes. This Subscription Agreement shall be binding upon, and inure to the benefit of, and may be enforced by, each party and its successors and permitted assigns.

(d) Binding Effect. This Subscription Agreement shall be binding upon, and inure to the benefit of each party and its estate, executor, administrator, guardian, conservator, other authorized representatives, successors and permitted assigns.

(e) No Third Party Beneficiaries. Nothing contained in this Subscription Agreement is intended to, or shall, confer upon any person other than the parties hereto any rights or remedies hereunder, except for the Covered Persons, which shall be express third party beneficiaries of this Subscription Agreement.

(f) Entire Agreement. This Subscription Agreement, the Partnership Agreement, and all documents delivered in connection herewith and therewith, (i) are a final, complete, and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter hereof, (ii) collectively constitute the entire agreement of the parties hereto with respect to the subject matter hereof, and (iii) supersede, merge, and integrate herein any prior and contemporaneous negotiations, discussions, representations, understandings, and agreements between the parties hereto, whether oral or written, with respect to the subject matter hereof.

(g) Integration. The Investor Questionnaire, including without limitation the representations and warranties contained therein, is an integral part of this Subscription Agreement and shall be deemed incorporated by reference herein.

(h) Survival. The representations and warranties made by the parties in this Subscription Agreement, shall survive the closing of the transactions contemplated hereby.

(i) Amendments; Supplements. This Subscription Agreement may be amended or supplemented only by a writing signed by each of the parties hereto specifically referring to this Subscription Agreement. No provision of this Subscription Agreement, nor performance thereof or compliance therewith, may be waived except by a writing signed by the party charged with giving such waiver.

(j) Invalid Provisions. If any portion or provision hereof is to any extent determined to be illegal, invalid, or unenforceable by a court of competent jurisdiction, then the remainder hereof, and the application of such portion or provision in circumstances other than those as to which it is so determined to be illegal, invalid, or unenforceable, will not be affected

thereby, and each portion and provision hereof will be valid and enforceable to the fullest extent permitted by law.

(k) Costs and Expenses. Each party shall bear its own costs and expenses in connection with this Subscription Agreement and the transactions contemplated hereby, including without limitation all legal, accounting, financial advisory and consulting fees and expenses.

(l) Headings and Captions. The headings and captions in this Subscription Agreement are for reference purposes only and shall not affect the construction or interpretation of any provision of this Subscription Agreement.

(m) Currency. All payments required to be made pursuant to this Subscription Agreement shall be made in U.S. Dollars.

(n) Governing Law. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, each of the parties expressly agrees that this Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without regard to its conflict of laws principles.

(o) Consent to Jurisdiction and Service of Process. Each of the parties consents to the jurisdiction of any state or federal court located within the County of Maricopa, State of Arizona, and irrevocably agrees that all actions or proceedings relating to this Subscription Agreement may be litigated in such courts. Each of the parties accepts for itself and in connection with its respective properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of *forum non conveniens*, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this agreement. Each of the parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address specified in this agreement, such service to become effective fifteen (15) days after such mailing. Nothing herein shall in any way be deemed to limit the ability of any party to serve any such legal process in any other manner permitted by applicable law.

(p) **Independent Review. Each party hereto acknowledges that such party has had an adequate opportunity to consult with and to engage such party's own legal counsel in connection with the drafting, negotiation, execution, and delivery hereof and the transactions contemplated hereby. The Investor acknowledges that the Investor has had an opportunity to seek out advice from the Investor's own advisors with respect to this Subscription Agreement, any related agreements, and any transactions contemplated hereby or thereby and that neither the Partnership nor the Partnership's legal or other advisors are providing advice to the Investor with respect to such matters (including with respect to tax and accounting matters).**

(q) Attorneys' Fees. In the event that any suit or action is instituted under or in relation to this Subscription Agreement, including without limitation to enforce any provision in this Subscription Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party

under or with respect to this Subscription Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

(r) Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic mail of an executed counterpart of this Subscription Agreement shall have the same effect as delivery of a manually executed counterpart hereof.

(s) Unregistered Securities; LP Units. THE LP UNITS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE OR OTHER SECURITIES LAWS, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ALL OTHER APPLICABLE SECURITIES LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. IN ADDITION, THE LP UNITS MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, REDEEMED OR HYPOTHECATED, IN WHOLE OR IN PART, EXCEPT AS PROVIDED IN THE PARTNERSHIP AGREEMENT. THERE IS NO OBLIGATION ON THE PART OF THE PARTNERSHIP OR ANY OTHER PERSON TO REGISTER THE LP UNITS UNDER THE SECURITIES ACT OR ANY OTHER SECURITIES LAWS. ACCORDINGLY, (A) THE LP UNITS (AND THE PARTNERSHIP INTERESTS CREATED THEREBY) MUST BE ACQUIRED FOR INVESTMENT ONLY, AS THEY WILL BE SUBJECT TO SIGNIFICANT RESTRICTIONS ON TRANSFERABILITY, AND (B) THE HOLDERS OF SUCH PARTNERSHIP INTERESTS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF THEIR RESPECTIVE INVESTMENTS IN SUCH INTERESTS FOR AN INDEFINITE PERIOD OF TIME.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have executed this Subscription Agreement on the date first set forth above.

INVESTOR:

Amount of cash Contribution: $_____________
LP Units: _____________
Price per LP Unit: $0.30

ENTITIES:	**INDIVIDUALS:**
Dated:________________________	Dated:________________________
________________________ (Print Name of Entity)	________________________ (Signature of Individual)
By: ________________________ (Signature of Authorized Person)	________________________ (Print Name of Individual)
________________________ (Print Name of Authorized Person)	________________________ (Signature of Spouse or Joint Tenant, If Applicable)*
________________________ (Title of Authorized Person)	________________________ (Print Name of Spouse or Joint Tenant, If Applicable)

Note: If two investors are signing, please check the manner in which the ownership is to be legally held (the indicated manner shall be construed as if written out in full in accordance with applicable laws or regulations):

____ JT TEN: As joint tenants with right of survivorship and not as tenants in common.

____ TEN COM: As tenants in common.

____ TEN ENT: As tenants by the entireties.

*If the Investor is an individual with a spouse, and the Investor <u>or</u> the spouse of the Investor resides in a Community Property State,[1] the spouse of the Investor is required to sign a Consent of Spouse

[1] The following states are Community Property States: Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington and Wisconsin.

(the form of which is attached on the next page) to be appended to these signature pages, affirming that any community property interest in the Interests is fully bound by this Agreement.

PARTNERSHIP:

IOTA SPECTRUM PARTNERS, LP

By: IOTA SPECTRUM HOLDINGS, LLC, its General Partner

By: ______________________________
Name:
Title:

CONSENT OF SPOUSE

The provisions of this Subscription Agreement shall apply to and shall be legally binding and enforceable against the community property interest of [Mr.]/[Mrs.] ________________ [Spouse's Last Name] ______________ in (a) any and all rights of [Name of Investor] ______________ under or in respect of this Subscription Agreement (the "Contract Rights"), and (b) any and all rights of [Name of Investor] _____________________ in the Interests subscribed for and acquired hereunder (the "Acquired Interests"). [Mr.]/[Mrs.] ________________ [Spouse's Last Name] _______________ is fully aware of, understands, and fully consents and agrees to the provisions of this Subscription Agreement and its binding effect upon [Mr.]/[Mrs.] _________________ [Spouse's Last Name] ______________ and any community and/or separate property interest [Mr.]/[Mrs.] ________________ [Spouse's Last Name] ___________________ may now or hereafter own in the Contract Rights and the Acquired Interests. [Mr.]/[Mrs.] ________________ [Spouse's Last Name] _______________ agrees that the termination of [Mr.]/[Mrs.] ________________ [Spouse's Last Name]'s ___________________ marital relationship with [Name of Investor] __________________ for any reason (including death, divorce, or otherwise) shall not have the effect of removing any Contract Rights or Acquired Interests otherwise subject to this Subscription Agreement from the Subscription Agreement's coverage. [Mr.]/[Mrs.] ______________ [Spouse's Last Name]'s ________________ awareness and understanding of, and consent and agreement to, this paragraph are evidenced by [Mr.]/[Mrs.] _________________ [Spouse's Last Name]'s ________________ signing of this Subscription Agreement.

____
Signature of Spouse, an individual

____
Printed Name of Spouse, an individual

EXHIBIT A

INVESTOR QUESTIONNAIRE

(as attached)

INVESTOR QUESTIONNAIRE

This Investor Questionnaire is being furnished by the investor named in Section A.1 of this Investor Questionnaire (the "Investor") to the Partnership, in connection with the subscription by the Investor for the Interests, as defined in the Subscription Agreement being entered into between the Partnership and the Investor to which this Investor Questionnaire is attached. Defined terms used but not defined herein shall have the meanings set forth in the Subscription Agreement.

A. General Information

1. Print Full Name of Investor

Individual:

____
First Middle Last

Entity:

____
Name of Entity

____
Name of Parent Institution Known to the General Partner (if different from Entity name above)

____
Beneficial Owner of Investment (optional)

Entity: To assist the General Partner of the Partnership in preparing the LLC's tax filing, please check the category into which you fall:

Partnership	☐
Corporation	☐
S-Corporation	☐
Estate	☐
Grantor Trust	☐
Trust-EIN (a trust with an EIN in this format: 12-3456789)	☐
Trust-SSN (a trust with an EIN in this format: 123-45-6789)	☐
IRA-EIN	☐
IRA-SSN	☐
Exempt Organization	☐
LLP	☐
LLC	☐
Nominee-EIN	☐
Nominee-SSN	☐
Other	☐

2. U.S. Taxpayer Identification or Social Security Number:

Please provide information on all of the individuals who play a role in the Investor's investment in the Partnership, including contacts for business relationship matters and investment decision making, receiving financial information and maintaining records, distribution notices, legal documentation and tax matters.

3. Primary Contact Person for this investment and for Notices:

Name: ____________________

Address: ____________________

____

Telephone: ____________________

Fax: ____________________

E-mail: ____________________

(This Email address will be used to notify the Investor of any notices, reports, requests, demands, consents or other communications).

4. Additional Contact Person

☐ For Business Relationship Matters with the General Partner (if different from #3 above)

☐ For Receiving Financial Information and Maintaining Records (including quarterly and annual financial reports and capital account statements)

☐ For Distribution Notices

☐ For Legal Documentation

☐ For Tax Matters (including K-1 distribution)

Name: ____________________

Address: ____________________

Telephone: ____________________

Fax: ____________________

E-mail: ____________________

5. For distributions of cash, please wire funds to the following bank account:

Bank Name: ____________________

Bank Location: ____________________

Account Number: ____________________

Account Name: ____________________

For further credit to: ____________________

(if any) ____________________

Reference: ____________________

6. For distributions in-kind, please credit securities to the brokerage account at the following firm:

Firm Name:

Address:

Account Name:

Account Number:

DTC Number:

7. Permanent Address of the Investor (if different from address for Notices above):

B. Accredited Investor Representation

The Investor hereby represents and warrants, pursuant to Section 4(i) of the Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth below directly under which the Investor, or the authorized representative thereof, has signed his or her name.

FOR INDIVIDUALS ONLY:

1. A director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer.

____

2. A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase, exceeds $1,000,000. For purposes of calculating net worth (a) do not include your primary residence as an asset and (b) do not include debt secured by your primary residence as a liability, provided, however, you must reduce your net worth by (c) any debt secured by your primary residence that is in excess of the estimated fair market value of your primary residence at the time of purchase and (d) any debt secured by your primary residence that is in excess of the amount of any such debt that was outstanding 60 days prior to the effective date of this Subscription Agreement, other than as a result of the initial acquisition of your primary residence.

____

3. A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____

FOR ENTITIES ONLY:

4. A bank as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

____

5. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act").

____

6. An insurance company as defined in Section 2(a)(13) of the Securities Act.

____

7. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act.

____

8. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____

9. A plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

____

10. An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by Persons that are accredited investors.

____

11. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act.

____

12. An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, a partnership or a limited liability company, not formed for the specific purpose of acquiring Interests, with total assets in excess of $5,000,000.

____

13. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Interests, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

____

14. An entity as to which all the equity owners (or, in the case of a trust, all the income beneficiaries) are accredited investors.

____

NOTE: If the undersigned qualifies as an "accredited investor" under this Category 14 only, a list of equity owners of the undersigned, and the accredited investor category in this Exhibit A that each such equity owner satisfies, should be listed on the below table as indicated. Please attach additional pages if necessary.

Equity Owners	Accredited Investor Category Under Exhibit A That Equity Owner Satisfies

C. Tax Exempt Status

Is the Investor exempt from taxation under Section 501 of the Internal Revenue Code of 1986, as amended, or otherwise?

☐ Yes ☐ No

[remainder of page intentionally left blank]

The Investor understands that the foregoing information will be relied upon by the Partnership for the purpose of determining the eligibility of the Investor to purchase and own the Interests. The Investor will notify the General Partner immediately if any representation or warranty contained in the Subscription Agreement, or any information in this Investor Questionnaire, becomes untrue at any time (as if made at such time). The Investor will provide, if requested, any additional information that may reasonably be required to substantiate the Investor's status as an accredited investor or a qualified purchaser, or to otherwise determine the eligibility of the Investor to purchase the Interests.

INDIVIDUAL INVESTOR:

____
(Print Name)

____
(Signature)

____
(Date)

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER INVESTOR:

____
(Print Name of Entity)

By:__________________________________
(Signature)

____
(Print Name and Title)

____
(Date)

EXHIBIT B

FORM W-9 or W-8

(as attached)

Form **W-9**
(Rev. October 2018)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

► Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give Form to the requester. Do not send to the IRS.

Print or type.
See **Specific Instructions** on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ► ________

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is **not** disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ►

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ________

Exemption from FATCA reporting code (if any) ________

(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN,* later.

Note: If the account is in more than one name, see the instructions for line 1. Also see *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person ►** **Date ►**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9.*

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid)
- Form 1099-DIV (dividends, including those from stocks or mutual funds)
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
- Form 1099-S (proceeds from real estate transactions)
- Form 1099-K (merchant card and third party network transactions)
- Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)
- Form 1099-C (canceled debt)
- Form 1099-A (acquisition or abandonment of secured property)

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, *later.*